LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B     $ 1,698,257     $     --      $ 1,698,257      $   --          $   80      $ 1,698,177
ABVPSF Growth and Income Class B            7,283,502           --        7,283,502          29             326        7,283,147
ABVPSF International Value Class B          8,261,994        2,103        8,264,097          --             372        8,263,725
ABVPSF Large Cap Growth Class B               758,665           --          758,665          --              33          758,632
ABVPSF Small/Mid Cap Value Class B          8,999,689        3,795        9,003,484          --             417        9,003,067
American Century VP Inflation Protection
   Class II                                24,350,080           --       24,350,080         194           1,129       24,348,757
American Funds Global Growth Class 2       17,546,307           --       17,546,307       2,012             817       17,543,478
American Funds Global Small
   Capitalization Class 2                  16,493,338        3,184       16,496,522          --             742       16,495,780
American Funds Growth Class 2              93,257,705           --       93,257,705       1,799           4,280       93,251,626
American Funds Growth-Income Class 2       83,563,887           74       83,563,961          --           3,814       83,560,147
American Funds International Class 2       44,067,160           --       44,067,160       1,355           1,989       44,063,816
BlackRock Global Allocation V.I.
   Class III                               13,269,006      537,727       13,806,733          --             624       13,806,109
Delaware VIP Diversified Income Service
   Class                                   44,404,319        2,250       44,406,569          --           2,005       44,404,564
Delaware VIP Emerging Markets Service
   Class                                   17,594,572        3,746       17,598,318          --             787       17,597,531
Delaware VIP High Yield Standard Class        651,538           --          651,538          --              25          651,513
Delaware VIP High Yield Service Class      16,394,820           --       16,394,820          63             733       16,394,024
Delaware VIP Limited-Term Diversified
   Income Service Class                    13,142,579       14,463       13,157,042          --             556       13,156,486
Delaware VIP REIT Standard Class              790,451           --          790,451          --              31          790,420
Delaware VIP REIT Service Class            10,341,968           --       10,341,968         733             472       10,340,763
Delaware VIP Small Cap Value Standard
   Class                                      896,679           --          896,679          --              35          896,644
Delaware VIP Small Cap Value Service
   Class                                   18,103,106           --       18,103,106         140             846       18,102,120
Delaware VIP Smid Cap Growth Standard
   Class                                      485,553           --          485,553          --              19          485,534
Delaware VIP Smid Cap Growth Service
   Class                                    6,424,734           --        6,424,734           1             299        6,424,434
Delaware VIP U.S. Growth Service Class      2,442,593        2,882        2,445,475          --              95        2,445,380
Delaware VIP Value Standard Class             184,590           --          184,590          --               7          184,583
Delaware VIP Value Service Class            7,602,719           --        7,602,719          --             348        7,602,371
DWS VIP Alternative Asset Allocation
   Plus Class B                             3,835,933        3,745        3,839,678          --             179        3,839,499
DWS VIP Equity 500 Index Class A            2,341,751           23        2,341,774          --             100        2,341,674
DWS VIP Equity 500 Index Class B            3,086,973           --        3,086,973          --             136        3,086,837
DWS VIP Small Cap Index Class A               592,350           --          592,350          18              26          592,306
DWS VIP Small Cap Index Class B             1,947,082           --        1,947,082          --              93        1,946,989
Fidelity VIP Contrafund Service Class 2    40,252,502           --       40,252,502         466           1,845       40,250,191
Fidelity VIP Equity-Income Initial Class      589,968           --          589,968          --              23          589,945
Fidelity VIP Equity-Income Service
   Class 2                                  2,043,434           --        2,043,434          --              88        2,043,346
Fidelity VIP Growth Initial Class             217,334           --          217,334          --               8          217,326
Fidelity VIP Growth Service Class 2         3,090,082           --        3,090,082          --             140        3,089,942
Fidelity VIP Mid Cap Service Class 2       22,276,765        9,811       22,286,576          --           1,025       22,285,551
Fidelity VIP Overseas Initial Class           101,133           --          101,133          --               4          101,129
Fidelity VIP Overseas Service Class 2       4,156,724           --        4,156,724           9             181        4,156,534
FTVIPT Franklin Income Securities
   Class 2                                 25,816,671           --       25,816,671         216           1,192       25,815,263
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                       9,301,210           --        9,301,210         409             433        9,300,368
FTVIPT Mutual Shares Securities Class 2    18,044,525        4,267       18,048,792          --             791       18,048,001
FTVIPT Templeton Global Bond Securities
   Class 2                                 17,080,880           --       17,080,880          --             775       17,080,105
FTVIPT Templeton Growth Securities
   Class 2                                  5,102,270           --        5,102,270           8             230        5,102,032
Goldman Sachs VIT Large Cap Value
   Service Class                              851,564        5,790          857,354          --              23          857,331
Invesco V.I. Capital Appreciation
   Series I                                   177,644           --          177,644          --               8          177,636

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation
   Series II                              $    69,487      $    --      $    69,487        $--           $    3      $    69,484
Invesco V.I. Core Equity Series I             420,009           --          420,009         --               17          419,992
Invesco V.I. Core Equity Series II              9,230           --            9,230         --               --            9,230
Invesco V.I. International Growth
   Series I                                   122,728           --          122,728         --                5          122,723
Invesco V.I. International Growth
   Series II                                  219,872           --          219,872         --                9          219,863
Janus Aspen Series Balanced Service
   Class                                      653,650           --          653,650         --               28          653,622
Janus Aspen Series Enterprise Service
   Class                                      663,558           --          663,558         --               28          663,530
Janus Aspen Series Worldwide Service
   Class                                       20,305           --           20,305         --                1           20,304
LVIP American Global Growth Service
   Class II                                   129,270           --          129,270         --                5          129,265
LVIP American Global Small
   Capitalization Service Class II             75,554           --           75,554         --                3           75,551
LVIP American Growth Service Class II         398,015           --          398,015         --               17          397,998
LVIP American Growth-Income Service
   Class II                                   346,451       24,999          371,450         --               15          371,435
LVIP American International Service
   Class II                                   119,376       12,706          132,082         --                4          132,078
LVIP Baron Growth Opportunities Service
   Class                                    7,308,535       13,595        7,322,130         --              351        7,321,779
LVIP BlackRock Inflation Protected Bond
   Service Class                            1,156,131           --        1,156,131         --               52        1,156,079
LVIP Capital Growth Service Class           1,755,505        3,619        1,759,124         --               60        1,759,064
LVIP Cohen & Steers Global Real Estate
   Service Class                            5,332,887        5,076        5,337,963         --              244        5,337,719
LVIP Columbia Value Opportunities
   Service Class                              790,665           --          790,665          1               37          790,627
LVIP Delaware Bond Standard Class          12,529,193           --       12,529,193         95              532       12,528,566
LVIP Delaware Bond Service Class           46,794,640       73,534       46,868,174         --            2,058       46,866,116
LVIP Delaware Diversified Floating Rate
   Service Class                              798,300           --          798,300         --               38          798,262
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  368,250           --          368,250         --               15          368,235
LVIP Delaware Foundation Aggressive
   Allocation Service Class                 3,525,111           --        3,525,111         --              160        3,524,951
LVIP Delaware Growth and Income
   Service Class                            1,509,438           --        1,509,438         --               67        1,509,371
LVIP Delaware Social Awareness Standard
   Class                                      815,972           --          815,972         --               34          815,938
LVIP Delaware Social Awareness Service
   Class                                    2,248,592           --        2,248,592         12               95        2,248,485
LVIP Delaware Special Opportunities
   Service Class                            1,310,200           --        1,310,200         --               66        1,310,134
LVIP Global Income Service Class            7,499,141       12,700        7,511,841         --              366        7,511,475
LVIP Janus Capital Appreciation Standard
   Class                                      121,498           --          121,498         --                5          121,493
LVIP Janus Capital Appreciation Service
   Class                                    1,721,992           --        1,721,992         --               85        1,721,907
LVIP JPMorgan High Yield Service Class        138,593           --          138,593         --                6          138,587
LVIP MFS International Growth Service
   Class                                    2,960,478       12,321        2,972,799         --              129        2,972,670
LVIP MFS Value Service Class                7,912,157       18,669        7,930,826         --              333        7,930,493
LVIP Mid-Cap Value Service Class            2,979,875           --        2,979,875          6              138        2,979,731
LVIP Mondrian International Value
   Standard Class                           1,789,738           --        1,789,738         --               77        1,789,661
LVIP Mondrian International Value
   Service Class                            7,448,614           --        7,448,614          8              338        7,448,268
LVIP Money Market Standard Class            3,792,053           --        3,792,053         65              153        3,791,835
LVIP Money Market Service Class            14,883,139           --       14,883,139         45              672       14,882,422
LVIP SSgA Bond Index Service Class         30,584,962       18,933       30,603,895         --            1,480       30,602,415
LVIP SSgA Conservative Structured
   Allocation Service Class                    50,559           --           50,559         --                2           50,557

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Developed International 150
   Service Class                          $ 4,678,116     $     --      $ 4,678,116      $   143         $  227      $ 4,677,746
LVIP SSgA Emerging Markets 100 Service
   Class                                    7,218,618           --        7,218,618          505            344        7,217,769
LVIP SSgA Global Tactical Allocation
   Service Class                            3,349,939           --        3,349,939           --            154        3,349,785
LVIP SSgA International Index Service
   Class                                    6,867,192           --        6,867,192        1,383            337        6,865,472
LVIP SSgA Large Cap 100 Service Class      11,679,523           --       11,679,523        2,080            567       11,676,876
LVIP SSgA Moderate Index Allocation
   Service Class                              519,266           --          519,266           --             19          519,247
LVIP SSgA Moderate Structured Allocation
   Service Class                              678,121      208,605          886,726           --             31          886,695
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                   196,864           --          196,864           --              8          196,856
LVIP SSgA Moderately Aggressive
   Structured Allocation Service Class        854,634           --          854,634           --             38          854,596
LVIP SSgA S&P 500 Index Standard Class        463,488           --          463,488           --             28          463,460
LVIP SSgA S&P 500 Index Service Class      17,464,819           --       17,464,819       10,204            845       17,453,770
LVIP SSgA Small-Cap Index Service Class     5,847,565           --        5,847,565        5,026            279        5,842,260
LVIP SSgA Small-Mid Cap 200 Service
   Class                                    3,271,689           --        3,271,689        1,065            160        3,270,464
LVIP T. Rowe Price Growth Stock Service
   Class                                    2,156,749       11,436        2,168,185           --            103        2,168,082
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      109,989           --          109,989           --              5          109,984
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                     2,667,528       10,160        2,677,688           --            128        2,677,560
LVIP Templeton Growth Service Class         4,175,204           --        4,175,204           20            193        4,174,991
LVIP Turner Mid-Cap Growth Service Class    1,480,791           --        1,480,791           --             70        1,480,721
LVIP Wells Fargo Intrinsic Value Service
   Class                                    1,256,011           --        1,256,011           --             59        1,255,952
LVIP Wilshire 2010 Profile Service Class      935,903           --          935,903           --             45          935,858
LVIP Wilshire 2020 Profile Service Class      501,708           --          501,708           --             24          501,684
LVIP Wilshire 2030 Profile Service Class      414,923           --          414,923           --             18          414,905
LVIP Wilshire 2040 Profile Service Class       76,456           --           76,456           --              4           76,452
LVIP Wilshire Conservative Profile
   Service Class                           12,636,232           --       12,636,232           --            597       12,635,635
LVIP Wilshire Moderate Profile Service
   Class                                   39,013,416           --       39,013,416           --          1,816       39,011,600
LVIP Wilshire Moderately Aggressive
   Profile Service Class                   19,728,692           --       19,728,692           --            909       19,727,783
Lord Abbett Fundamental Equity Class VC        35,938           --           35,938           --              1           35,937
MFS VIT Core Equity Service Class              91,403           --           91,403           --              4           91,399
MFS VIT Growth Initial Class                  151,712           --          151,712           --              6          151,706
MFS VIT Growth Service Class                  364,494           --          364,494           --             16          364,478
MFS VIT Total Return Initial Class            816,827           --          816,827           --             31          816,796
MFS VIT Total Return Service Class         15,471,287           --       15,471,287           44            686       15,470,557
MFS VIT Utilities Initial Class               584,259           --          584,259           --             22          584,237
MFS VIT Utilities Service Class            11,093,620           --       11,093,620          776            497       11,092,347
NB AMT Mid-Cap Growth I Class               4,293,855           --        4,293,855           11            195        4,293,649
NB AMT Regency I Class                      4,932,709           --        4,932,709            2            221        4,932,486
Oppenheimer Global Securities Service
   Class                                       67,375           --           67,375           --              2           67,373
PIMCO VIT Commodity Real Return
   Advisor Class                              851,486           --          851,486            3             36          851,447
Putnam VT Global Health Care Class IB          87,258           --           87,258           --              4           87,254
Putnam VT Growth & Income Class IB             58,404           --           58,404           --              3           58,401

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   33,092     $   (26,383)     $    6,709
ABVPSF Growth and Income Class B                              --        (110,419)       (110,419)
ABVPSF International Value Class B                       210,708        (125,719)         84,989
ABVPSF Large Cap Growth Class B                            1,940         (11,532)         (9,592)
ABVPSF Small/Mid Cap Value Class B                        19,100        (116,786)        (97,686)
American Century VP Inflation Protection Class II        367,091        (368,158)         (1,067)
American Funds Global Growth Class 2                     241,330        (272,240)        (30,910)
American Funds Global Small Capitalization Class 2       234,648        (233,218)          1,430
American Funds Growth Class 2                            608,496      (1,392,384)       (783,888)
American Funds Growth-Income Class 2                   1,147,823      (1,232,081)        (84,258)
American Funds International Class 2                     847,359        (680,939)        166,420
BlackRock Global Allocation V.I. Class III               139,738        (112,039)         27,699
Delaware VIP Diversified Income Service Class          1,564,257        (647,297)        916,960
Delaware VIP Emerging Markets Service Class               92,142        (252,220)       (160,078)
Delaware VIP High Yield Standard Class                    51,999          (9,359)         42,640
Delaware VIP High Yield Service Class                  1,096,764        (237,483)        859,281
Delaware VIP Limited-Term Diversified Income Service
   Class                                                 199,975        (157,045)         42,930
Delaware VIP REIT Standard Class                          22,108         (11,143)         10,965
Delaware VIP REIT Service Class                          259,086        (160,205)         98,881
Delaware VIP Small Cap Value Standard Class                5,722         (12,590)         (6,868)
Delaware VIP Small Cap Value Service Class                70,494        (260,155)       (189,661)
Delaware VIP Smid Cap Growth Standard Class                   --          (1,524)         (1,524)
Delaware VIP Smid Cap Growth Service Class                    --         (22,019)        (22,019)
Delaware VIP Trend Standard Class                             --          (4,701)         (4,701)
Delaware VIP Trend Service Class                              --         (54,870)        (54,870)
Delaware VIP U.S. Growth Service Class                        --         (29,780)        (29,780)
Delaware VIP Value Standard Class                          6,091          (2,991)          3,100
Delaware VIP Value Service Class                         152,244        (114,146)         38,098
DWS VIP Alternative Asset Allocation Plus Class B          2,919         (12,730)         (9,811)
DWS VIP Equity 500 Index Class A                          50,396         (39,406)         10,990
DWS VIP Equity 500 Index Class B                          53,238         (50,046)          3,192
DWS VIP Small Cap Index Class A                            5,984          (9,674)         (3,690)
DWS VIP Small Cap Index Class B                           11,992         (32,159)        (20,167)
Fidelity VIP Contrafund Service Class 2                  371,964        (592,000)       (220,036)
Fidelity VIP Equity-Income Initial Class                  10,103          (8,659)          1,444
Fidelity VIP Equity-Income Service Class 2                30,769         (31,369)           (600)
Fidelity VIP Growth Initial Class                            537          (2,868)         (2,331)
Fidelity VIP Growth Service Class 2                          843         (43,435)        (42,592)
Fidelity VIP Mid Cap Service Class 2                      24,210        (320,301)       (296,091)
Fidelity VIP Overseas Initial Class                        1,308          (1,319)            (11)
Fidelity VIP Overseas Service Class 2                     45,285         (63,072)        (17,787)
FTVIPT Franklin Income Securities Class 2              1,547,071        (404,061)      1,143,010
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                    --        (137,501)       (137,501)
FTVIPT Mutual Shares Securities Class 2                  256,221        (254,029)          2,192
FTVIPT Templeton Global Bond Securities Class 2          235,007        (279,001)        (43,994)
FTVIPT Templeton Growth Securities Class 2                68,686         (83,116)        (14,430)
Goldman Sachs VIT Large Cap Value Service Class            4,989          (3,863)          1,126
Invesco V.I. Capital Appreciation Series I                 1,361          (2,680)         (1,319)
Invesco V.I. Capital Appreciation Series II                  451          (1,276)           (825)
Invesco V.I. Core Equity Series I                          4,093          (6,420)         (2,327)
Invesco V.I. Core Equity Series II                            67            (216)           (149)
Invesco V.I. International Growth Series I                 2,599          (1,558)          1,041
Invesco V.I. International Growth Series II                3,664          (3,123)            541
Janus Aspen Series Balanced Service Class                 17,110         (10,872)          6,238
Janus Aspen Series Enterprise Service Class                   --         (10,696)        (10,696)
Janus Aspen Series Worldwide Service Class                    88            (283)           (195)
LVIP American Global Growth Service Class II                  --             (91)            (91)

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                  $   (11,401)     $     --     $   (11,401)     $   225,894     $   221,202
ABVPSF Growth and Income Class B                          (458,766)           --        (458,766)       1,298,774         729,589
ABVPSF International Value Class B                        (737,950)           --        (737,950)         884,858         231,897
ABVPSF Large Cap Growth Class B                              6,059            --           6,059           60,645          57,112
ABVPSF Small/Mid Cap Value Class B                          89,211            --          89,211        1,598,448       1,589,973
American Century VP Inflation Protection Class II          301,623            --         301,623          308,918         609,474
American Funds Global Growth Class 2                      (105,957)           --        (105,957)       1,721,099       1,584,232
American Funds Global Small Capitalization Class 2        (243,991)           --        (243,991)       2,885,395       2,642,834
American Funds Growth Class 2                           (2,213,335)           --      (2,213,335)      16,257,656      13,260,433
American Funds Growth-Income Class 2                    (2,152,064)           --      (2,152,064)       9,395,908       7,159,586
American Funds International Class 2                      (598,607)           --        (598,607)       2,751,183       2,318,996
BlackRock Global Allocation V.I. Class III                  43,579        75,901         119,480          682,755         829,934
Delaware VIP Diversified Income Service Class              970,802        82,010       1,052,812          191,465       2,161,237
Delaware VIP Emerging Markets Service Class                131,757            --         131,757        2,446,725       2,418,404
Delaware VIP High Yield Standard Class                      15,412            --          15,412           27,817          85,869
Delaware VIP High Yield Service Class                      235,024            --         235,024          707,240       1,801,545
Delaware VIP Limited-Term Diversified Income Service
   Class                                                   122,838        55,429         178,267          (26,579)        194,618
Delaware VIP REIT Standard Class                           (99,064)           --         (99,064)         266,862         178,763
Delaware VIP REIT Service Class                         (1,883,863)           --      (1,883,863)       3,839,312       2,054,330
Delaware VIP Small Cap Value Standard Class                 37,714            --          37,714          201,732         232,578
Delaware VIP Small Cap Value Service Class                 (96,449)           --         (96,449)       4,403,182       4,117,072
Delaware VIP Smid Cap Growth Standard Class                  1,518            --           1,518           58,782          58,776
Delaware VIP Smid Cap Growth Service Class                  31,075            --          31,075          687,849         696,905
Delaware VIP Trend Standard Class                           59,171        16,926          76,097            5,781          77,177
Delaware VIP Trend Service Class                           285,340       208,374         493,714          330,506         769,350
Delaware VIP U.S. Growth Service Class                      23,982            --          23,982          247,047         241,249
Delaware VIP Value Standard Class                           (9,456)           --          (9,456)          29,693          23,337
Delaware VIP Value Service Class                          (311,966)           --        (311,966)       1,165,316         891,448
DWS VIP Alternative Asset Allocation Plus Class B            6,653         3,244           9,897          133,338         133,424
DWS VIP Equity 500 Index Class A                            12,151            --          12,151          254,098         277,239
DWS VIP Equity 500 Index Class B                           (70,247)           --         (70,247)         417,466         350,411
DWS VIP Small Cap Index Class A                            (56,283)           --         (56,283)         175,845         115,872
DWS VIP Small Cap Index Class B                           (133,711)           --        (133,711)         564,874         410,996
Fidelity VIP Contrafund Service Class 2                 (1,439,530)       16,975      (1,422,555)       6,859,728       5,217,137
Fidelity VIP Equity-Income Initial Class                   (46,676)           --         (46,676)         119,383          74,151
Fidelity VIP Equity-Income Service Class 2                (126,262)           --        (126,262)         378,489         251,627
Fidelity VIP Growth Initial Class                           (2,429)          680          (1,749)          47,345          43,265
Fidelity VIP Growth Service Class 2                        (51,558)        9,210         (42,348)         615,808         530,868
Fidelity VIP Mid Cap Service Class 2                      (167,749)       62,814        (104,935)       4,994,722       4,593,696
Fidelity VIP Overseas Initial Class                         (1,239)          178          (1,061)          10,600           9,528
Fidelity VIP Overseas Service Class 2                     (226,247)        7,506        (218,741)         654,614         418,086
FTVIPT Franklin Income Securities Class 2                 (575,418)           --        (575,418)       1,794,502       2,362,094
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 (77,993)           --         (77,993)       2,135,567       1,920,073
FTVIPT Mutual Shares Securities Class 2                   (403,305)           --        (403,305)       1,896,734       1,495,621
FTVIPT Templeton Global Bond Securities Class 2            433,128        42,513         475,641        1,528,601       1,960,248
FTVIPT Templeton Growth Securities Class 2                (289,721)           --        (289,721)         570,801         266,650
Goldman Sachs VIT Large Cap Value Service Class              2,305            --           2,305           63,342          66,773
Invesco V.I. Capital Appreciation Series I                 (17,136)           --         (17,136)          40,856          22,401
Invesco V.I. Capital Appreciation Series II                 (5,703)           --          (5,703)          16,650          10,122
Invesco V.I. Core Equity Series I                            1,371            --           1,371           33,621          32,665
Invesco V.I. Core Equity Series II                            (686)           --            (686)             817             (18)
Invesco V.I. International Growth Series I                   2,091            --           2,091            9,269          12,401
Invesco V.I. International Growth Series II                  3,164            --           3,164           17,620          21,325
Janus Aspen Series Balanced Service Class                   15,224            --          15,224           18,546          40,008
Janus Aspen Series Enterprise Service Class                 55,466            --          55,466           97,522         142,292
Janus Aspen Series Worldwide Service Class                     400            --             400            2,571           2,776
LVIP American Global Growth Service Class II                     2            --               2            2,884           2,795

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service
   Class II                                           $       --      $     (57)       $    (57)
LVIP American Growth Service Class II                         --           (368)           (368)
LVIP American Growth-Income Service Class II                  --           (184)           (184)
LVIP American International Service Class II                  --            (55)            (55)
LVIP Baron Growth Opportunities Service Class                 --        (97,874)        (97,874)
LVIP BlackRock Inflation Protected Bond Service
   Class                                                   7,662         (1,660)          6,002
LVIP Capital Growth Service Class                             --        (16,207)        (16,207)
LVIP Cohen & Steers Global Real Estate Service Class          --        (73,173)        (73,173)
LVIP Columbia Value Opportunities Service Class               --        (10,246)        (10,246)
LVIP Delaware Bond Standard Class                        435,018       (212,208)        222,810
LVIP Delaware Bond Service Class                       1,471,565       (809,406)        662,159
LVIP Delaware Diversified Floating Rate Service
   Class                                                   2,317           (903)          1,414
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          9,449         (5,499)          3,950
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          83,281        (55,995)         27,286
LVIP Delaware Growth and Income Service Class              8,509        (20,076)        (11,567)
LVIP Delaware Social Awareness Standard Class              4,661        (12,096)         (7,435)
LVIP Delaware Social Awareness Service Class               5,689        (34,336)        (28,647)
LVIP Delaware Special Opportunities Service Class          3,790        (16,815)        (13,025)
LVIP Global Income Service Class                         157,430        (75,160)         82,270
LVIP Janus Capital Appreciation Standard Class               846         (1,788)           (942)
LVIP Janus Capital Appreciation Service Class              8,242        (26,671)        (18,429)
LVIP JPMorgan High Yield Service Class                       480            (97)            383
LVIP MFS International Growth Service Class               13,175        (37,669)        (24,494)
LVIP MFS Value Service Class                              73,031        (96,189)        (23,158)
LVIP Mid-Cap Value Service Class                             206        (38,920)        (38,714)
LVIP Mondrian International Value Standard Class          58,188        (30,406)         27,782
LVIP Mondrian International Value Service Class          225,895       (123,845)        102,050
LVIP Money Market Standard Class                           2,234        (72,251)        (70,017)
LVIP Money Market Service Class                            6,872       (273,700)       (266,828)
LVIP SSgA Bond Index Service Class                       487,025       (396,550)         90,475
LVIP SSgA Conservative Structured Allocation Service
   Class                                                      --            (41)            (41)
LVIP SSgA Developed International 150 Service Class       42,031        (58,475)        (16,444)
LVIP SSgA Emerging Markets 100 Service Class              51,509        (75,530)        (24,021)
LVIP SSgA Global Tactical Allocation Service Class        25,243        (52,793)        (27,550)
LVIP SSgA International Index Service Class               73,257        (86,914)        (13,657)
LVIP SSgA Large Cap 100 Service Class                    101,232       (135,030)        (33,798)
LVIP SSgA Moderate Index Allocation Service Class             --           (375)           (375)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                      --           (536)           (536)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                              --            (70)            (70)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                   --           (503)           (503)
LVIP SSgA S&P 500 Index Standard Class                     4,849         (4,883)            (34)
LVIP SSgA S&P 500 Index Service Class                    143,747       (227,813)        (84,066)
LVIP SSgA Small-Cap Index Service Class                   14,843        (73,583)        (58,740)
LVIP SSgA Small-Mid Cap 200 Service Class                 42,913        (39,236)          3,677
LVIP T. Rowe Price Growth Stock Service Class                 --        (30,197)        (30,197)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                             --         (1,865)         (1,865)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                              --        (38,415)        (38,415)
LVIP Templeton Growth Service Class                       63,359        (62,147)          1,212
LVIP Turner Mid-Cap Growth Service Class                      --        (20,291)        (20,291)
LVIP Wells Fargo Intrinsic Value Service Class             8,782        (21,028)        (12,246)
LVIP Wilshire 2010 Profile Service Class                   7,504        (14,915)         (7,411)
LVIP Wilshire 2020 Profile Service Class                   3,113         (8,220)         (5,107)
LVIP Wilshire 2030 Profile Service Class                   2,287         (6,323)         (4,036)
LVIP Wilshire 2040 Profile Service Class                     390         (1,669)         (1,279)
LVIP Wilshire Conservative Profile Service Class         401,524       (190,778)        210,746
LVIP Wilshire Moderate Profile Service Class             959,979       (568,846)        391,133
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                 442,346       (260,959)        181,387

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service
   Class II                                             $        1     $       --    $         1      $    2,200       $    2,144
LVIP American Growth Service Class II                            7             --              7          10,015            9,654
LVIP American Growth-Income Service Class II                     2             --              2           3,318            3,136
LVIP American International Service Class II                    --             --             --           1,374            1,319
LVIP Baron Growth Opportunities Service Class              (46,244)            --        (46,244)      1,497,547        1,353,429
LVIP BlackRock Inflation Protected Bond Service
   Class                                                       (27)            --            (27)        (25,197)         (19,222)
LVIP Capital Growth Service Class                            4,430             --          4,430         253,970          242,193
LVIP Cohen & Steers Global Real Estate Service Class        10,566             --         10,566         728,379          665,772
LVIP Columbia Value Opportunities Service Class            (14,712)            --        (14,712)        158,702          133,744
LVIP Delaware Bond Standard Class                          314,589        265,141        579,730         147,427          949,967
LVIP Delaware Bond Service Class                         1,517,981      1,007,819      2,525,800         (97,685)       3,090,274
LVIP Delaware Diversified Floating Rate Service
   Class                                                        (2)            --             (2)         (1,482)             (70)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          (22,650)            --        (22,650)         55,545           36,845
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                           (32,047)            --        (32,047)        334,006          329,245
LVIP Delaware Growth and Income Service Class              (53,094)            --        (53,094)        181,378          116,717
LVIP Delaware Social Awareness Standard Class                7,800             --          7,800          75,258           75,623
LVIP Delaware Social Awareness Service Class               (28,343)            --        (28,343)        255,194          198,204
LVIP Delaware Special Opportunities Service Class           73,718             --         73,718         116,778          177,471
LVIP Global Income Service Class                            17,114             --         17,114         144,626          244,010
LVIP Janus Capital Appreciation Standard Class              11,972             --         11,972            (210)          10,820
LVIP Janus Capital Appreciation Service Class               12,092             --         12,092         150,982          144,645
LVIP JPMorgan High Yield Service Class                          --             --             --             373              756
LVIP MFS International Growth Service Class                (82,452)            --        (82,452)        397,937          290,991
LVIP MFS Value Service Class                                48,205             --         48,205         640,652          665,699
LVIP Mid-Cap Value Service Class                            25,060             --         25,060         521,941          508,287
LVIP Mondrian International Value Standard Class           (98,422)            --        (98,422)         43,114          (27,526)
LVIP Mondrian International Value Service Class           (321,910)            --       (321,910)        203,114          (16,746)
LVIP Money Market Standard Class                                --             18             18              --          (69,999)
LVIP Money Market Service Class                                  1             66             67              (1)        (266,762)
LVIP SSgA Bond Index Service Class                         370,007             --        370,007         160,961          621,443
LVIP SSgA Conservative Structured Allocation Service
   Class                                                        --             --             --             580              539
LVIP SSgA Developed International 150 Service Class        144,137             --        144,137         171,630          299,323
LVIP SSgA Emerging Markets 100 Service Class               652,647             --        652,647         555,206        1,183,832
LVIP SSgA Global Tactical Allocation Service Class        (144,545)            --       (144,545)        384,054          211,959
LVIP SSgA International Index Service Class                179,144             --        179,144         324,607          490,094
LVIP SSgA Large Cap 100 Service Class                      479,247             --        479,247         962,854        1,408,303
LVIP SSgA Moderate Index Allocation Service Class              144             --            144           5,095            4,864
LVIP SSgA Moderate Structured Allocation Service
   Class                                                         3             --              3           8,091            7,558
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                                --             --             --           1,139            1,069
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                      3             --              3           8,623            8,123
LVIP SSgA S&P 500 Index Standard Class                      12,548             --         12,548          34,062           46,576
LVIP SSgA S&P 500 Index Service Class                      403,949             --        403,949       1,598,916        1,918,799
LVIP SSgA Small-Cap Index Service Class                    191,964             --        191,964         944,027        1,077,251
LVIP SSgA Small-Mid Cap 200 Service Class                  209,381             --        209,381         371,367          584,425
LVIP T. Rowe Price Growth Stock Service Class               55,466             --         55,466         242,272          267,541
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           10,959             --         10,959          15,085           24,179
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                            51,627             --         51,627         529,660          542,872
LVIP Templeton Growth Service Class                        (99,888)            --        (99,888)        289,539          190,863
LVIP Turner Mid-Cap Growth Service Class                   (17,107)            --        (17,107)        317,622          280,224
LVIP Wells Fargo Intrinsic Value Service Class            (158,610)            --       (158,610)        296,646          125,790
LVIP Wilshire 2010 Profile Service Class                    11,938             --         11,938          75,866           80,393
LVIP Wilshire 2020 Profile Service Class                     3,138             --          3,138          47,083           45,114
LVIP Wilshire 2030 Profile Service Class                    26,518             --         26,518          19,699           42,181
LVIP Wilshire 2040 Profile Service Class                    (5,766)            --         (5,766)         18,040           10,995
LVIP Wilshire Conservative Profile Service Class           131,404             --        131,404         586,986          929,136
LVIP Wilshire Moderate Profile Service Class               (72,840)            --        (72,840)      3,055,287        3,373,580
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                  (139,767)            --       (139,767)      1,683,493        1,725,113

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------
Lord Abbett Fundamental Equity Class VC                $    100       $    (129)       $    (29)
MFS VIT Core Equity Service Class                           802          (1,461)           (659)
MFS VIT Growth Initial Class                                180          (2,119)         (1,939)
MFS VIT Growth Service Class                                 --          (5,272)         (5,272)
MFS VIT Total Return Initial Class                       26,256         (12,735)         13,521
MFS VIT Total Return Service Class                      381,351        (245,267)        136,084
MFS VIT Utilities Initial Class                          17,627          (7,750)          9,877
MFS VIT Utilities Service Class                         314,892        (171,278)        143,614
NB AMT Mid-Cap Growth I Class                                --         (67,272)        (67,272)
NB AMT Regency I Class                                   32,574         (77,433)        (44,859)
Oppenheimer Global Securities Service Class                  --            (257)           (257)
PIMCO VIT Commodity Real Return Advisor Class            80,481          (8,027)         72,454
Putnam VT Global Health Care Class IB                     1,718          (1,358)            360
Putnam VT Growth & Income Class IB                          800            (849)            (49)

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Fundamental Equity Class VC                 $     184        $    --      $     184       $    4,907       $    5,062
MFS VIT Core Equity Service Class                           2,405             --          2,405            9,863           11,609
MFS VIT Growth Initial Class                                9,122             --          9,122           12,154           19,337
MFS VIT Growth Service Class                               12,928             --         12,928           34,911           42,567
MFS VIT Total Return Initial Class                        (17,017)            --        (17,017)          73,292           69,796
MFS VIT Total Return Service Class                       (182,075)            --       (182,075)       1,194,539        1,148,548
MFS VIT Utilities Initial Class                             3,525             --          3,525           48,727           62,129
MFS VIT Utilities Service Class                          (146,636)            --       (146,636)       1,181,973        1,178,951
NB AMT Mid-Cap Growth I Class                             160,576             --        160,576          873,824          967,128
NB AMT Regency I Class                                    (92,827)            --        (92,827)       1,169,712        1,032,026
Oppenheimer Global Securities Service Class                   409             --            409            9,687            9,839
PIMCO VIT Commodity Real Return Advisor Class              (7,006)        12,938          5,932           65,839          144,225
Putnam VT Global Health Care Class IB                       1,861             --          1,861             (474)           1,747
Putnam VT Growth & Income Class IB                           (345)            --           (345)           6,906            6,512

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                   ABVPSF
                                                   GLOBAL      ABVPSF        ABVPSF       ABVPSF
                                                  THEMATIC     GROWTH    INTERNATIONAL   LARGE CAP
                                                   GROWTH    AND INCOME      VALUE        GROWTH
                                                   CLASS B    CLASS B       CLASS B       CLASS B
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $1,422,126  $6,545,593   $ 6,298,328   $ 802,609
Changes From Operations:
   - Net investment income (loss)                   (24,888)    123,876       (37,547)    (12,213)
   - Net realized gain (loss) on investments       (229,465)   (954,027)   (1,352,368)    (41,953)
   - Net change in unrealized appreciation or
     depreciation on investments                    859,430   1,885,399     3,421,677     289,042
                                                 ----------  ----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  605,077   1,055,248     2,031,762     234,876
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             110,644     134,891       458,915       9,582
   - Contract withdrawals and transfers to
     annuity reserves                              (246,590)   (521,918)     (321,295)   (158,161)
   - Contract transfers                            (156,347)   (426,929)     (444,269)    (18,605)
                                                 ----------  ----------   -----------   ---------
                                                   (292,293)   (813,956)     (306,649)   (167,184)
   Annuity Reserves:
   - Annuity Payments                                    --        (300)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --          21            --          --
                                                 ----------  ----------   -----------   ---------
                                                         --        (279)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (292,293)   (814,235)     (306,649)   (167,184)
                                                 ----------  ----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             312,784     241,013     1,725,113      67,692
                                                 ----------  ----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2009                   1,734,910   6,786,606     8,023,441     870,301
Changes From Operations:
   - Net investment income (loss)                     6,709    (110,419)       84,989      (9,592)
   - Net realized gain (loss) on investments        (11,401)   (458,766)     (737,950)      6,059
   - Net change in unrealized appreciation or
     depreciation on investments                    225,894   1,298,774       884,858      60,645
                                                 ----------  ----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  221,202     729,589       231,897      57,112
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             133,624     320,254       594,591          91
   - Contract withdrawals and transfers to
     annuity reserves                              (337,621)   (769,551)     (535,035)   (186,009)
   - Contract transfers                             (53,938)    206,381       (51,169)     17,137
                                                 ----------  ----------   -----------   ---------
                                                   (257,935)   (242,916)        8,387    (168,781)
   Annuity Reserves:
   - Transfer from accumulation units                    --      10,249            --          --
   - Annuity Payments                                    --        (410)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --          29            --          --
                                                 ----------  ----------   -----------   ---------
                                                         --       9,868            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (257,935)   (233,048)        8,387    (168,781)
                                                 ----------  ----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (36,733)    496,541       240,284    (111,669)
                                                 ----------  ----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2010                  $1,698,177  $7,283,147   $ 8,263,725   $ 758,632
                                                 ==========  ==========   ===========   =========

                                                                  AMERICAN                      AMERICAN
                                                    ABVPSF       CENTURY VP                       FUNDS        AMERICAN
                                                 SMALL/MID CAP   INFLATION   AMERICAN FUNDS   GLOBAL SMALL       FUNDS
                                                     VALUE       PROTECTION   GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                    CLASS B       CLASS II       CLASS 2         CLASS 2        CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $3,564,791    $16,622,077   $11,336,240     $ 7,813,603    $65,510,396
Changes From Operations:
   - Net investment income (loss)                    (41,265)        21,286       (30,159)       (141,392)      (751,650)
   - Net realized gain (loss) on investments        (103,277)       (94,955)     (750,046)     (1,182,554)    (5,334,396)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,843,799      1,393,615     5,184,204       6,067,568     30,149,481
                                                  ----------    -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,699,257      1,319,946     4,403,999       4,743,622     24,063,435
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              431,182      1,408,406       531,550         617,453      2,999,426
   - Contract withdrawals and transfers to
     annuity reserves                               (219,767)    (2,104,242)     (540,030)       (649,569)    (4,791,257)
   - Contract transfers                              965,939      5,350,772       115,976       1,511,159     (3,209,210)
                                                  ----------    -----------   -----------     -----------    -----------
                                                   1,177,354      4,654,936       107,496       1,479,043     (5,001,041)
   Annuity Reserves:
   - Annuity Payments                                     --         (3,612)           --              --         (1,468)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            188            --              --             57
                                                  ----------    -----------   -----------     -----------    -----------
                                                          --         (3,424)           --              --         (1,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,177,354      4,651,512       107,496       1,479,043     (5,002,452)
                                                  ----------    -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,876,611      5,971,458     4,511,495       6,222,665     19,060,983
                                                  ----------    -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    6,441,402     22,593,535    15,847,735      14,036,268     84,571,379
Changes From Operations:
   - Net investment income (loss)                    (97,686)        (1,067)      (30,910)          1,430       (783,888)
   - Net realized gain (loss) on investments          89,211        301,623      (105,957)       (243,991)    (2,213,335)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,598,448        308,918     1,721,099       2,885,395     16,257,656
                                                  ----------    -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,589,973        609,474     1,584,232       2,642,834     13,260,433
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              329,833      3,542,400       857,305       1,129,785      4,926,673
   - Contract withdrawals and transfers to
     annuity reserves                               (448,338)    (2,053,570)     (904,331)     (1,009,270)    (6,908,989)
   - Contract transfers                            1,090,197       (339,671)      158,537        (303,837)    (2,606,372)
                                                  ----------    -----------   -----------     -----------    -----------
                                                     971,692      1,149,159       111,511        (183,322)    (4,588,688)
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --              --         10,249
   - Annuity Payments                                     --         (3,703)           --              --         (1,849)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            292            --              --            102
                                                  ----------    -----------   -----------     -----------    -----------
                                                          --         (3,411)           --              --          8,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            971,692      1,145,748       111,511        (183,322)    (4,580,186)
                                                  ----------    -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,561,665      1,755,222     1,695,743       2,459,512      8,680,247
                                                  ----------    -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                   $9,003,067    $24,348,757   $17,543,478     $16,495,780    $93,251,626
                                                  ==========    ===========   ===========     ===========    ===========

                                                   AMERICAN                                      DELAWARE
                                                     FUNDS      AMERICAN        BLACKROCK          VIP
                                                    GROWTH-       FUNDS          GLOBAL        DIVERSIFIED
                                                    INCOME    INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                    CLASS 2      CLASS 2        CLASS III     SERVICE CLASS
                                                  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $65,081,606   $32,607,236     $        --     $19,410,248
Changes From Operations:
   - Net investment income (loss)                    (63,497)      (36,961)         14,415         900,908
   - Net realized gain (loss) on investments      (4,687,592)   (1,860,736)          4,166         126,053
   - Net change in unrealized appreciation or
     depreciation on investments                  23,033,418    14,528,917          29,862       4,063,317
                                                 -----------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                18,282,329    12,631,220          48,443       5,090,278
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,505,985     1,219,558         804,323       2,235,974
   - Contract withdrawals and transfers to
     annuity reserves                             (4,758,236)   (2,395,777)         (5,817)     (1,557,786)
   - Contract transfers                           (4,200,427)     (973,200)      1,081,926       5,194,740
                                                 -----------   -----------     -----------     -----------
                                                  (6,452,678)   (2,149,419)      1,880,432       5,872,928
   Annuity Reserves:
   - Annuity Payments                                 (1,426)       (1,352)             --          (2,957)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                44            91              --             164
                                                 -----------   -----------     -----------     -----------
                                                      (1,382)       (1,261)             --          (2,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (6,454,060)   (2,150,680)      1,880,432       5,870,135
                                                 -----------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           11,828,269    10,480,540       1,928,875      10,960,413
                                                 -----------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                   76,909,875    43,087,776       1,928,875      30,370,661
Changes From Operations:
   - Net investment income (loss)                    (84,258)      166,420          27,699         916,960
   - Net realized gain (loss) on investments      (2,152,064)     (598,607)        119,480       1,052,812
   - Net change in unrealized appreciation or
     depreciation on investments                   9,395,908     2,751,183         682,755         191,465
                                                 -----------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 7,159,586     2,318,996         829,934       2,161,237
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,555,058     3,085,709       7,167,060       7,732,978
   - Contract withdrawals and transfers to
     annuity reserves                             (6,671,069)   (3,349,701)       (403,094)     (4,077,226)
   - Contract transfers                            2,608,218    (1,077,499)      4,283,334       8,219,962
                                                 -----------   -----------     -----------     -----------
                                                    (507,793)   (1,341,491)     11,047,300      11,875,714
   Annuity Reserves:
   - Transfer from accumulation units                     --            --              --              --
   - Annuity Payments                                 (1,610)       (1,597)             --          (3,308)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                89           132              --             260
                                                 -----------   -----------     -----------     -----------
                                                      (1,521)       (1,465)             --          (3,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (509,314)   (1,342,956)     11,047,300      11,872,666
                                                 -----------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,650,272       976,040      11,877,234      14,033,903
                                                 -----------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                  $83,560,147   $44,063,816     $13,806,109     $44,404,564
                                                 ===========   ===========     ===========     ===========

See accompanying notes.

                                                   DELAWARE                                    DELAWARE VIP
                                                      VIP          DELAWARE       DELAWARE     LIMITED-TERM
                                                   EMERGING          VIP             VIP        DIVERSIFIED
                                                    MARKETS       HIGH YIELD     HIGH YIELD       INCOME
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $ 8,985,568     $ 628,708      $ 8,670,568    $ 1,854,976
Changes From Operations:
   - Net investment income (loss)                     (86,988)       42,963          649,877         66,625
   - Net realized gain (loss) on investments         (550,482)      (20,731)        (363,546)        40,414
   - Net change in unrealized appreciation or
     depreciation on investments                    7,122,221       231,460        4,080,994        241,039
                                                  -----------     ---------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,484,751       253,692        4,367,325        348,078
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               516,601         9,422          752,253      1,686,446
   - Contract withdrawals and transfers to
     annuity reserves                                (788,435)     (216,721)      (1,022,770)      (350,495)
   - Contract transfers                              (484,354)      (15,601)       1,261,706      2,419,640
                                                  -----------     ---------      -----------    -----------
                                                     (756,188)     (222,900)         991,189      3,755,591
   Annuity Reserves:
   - Annuity Payments                                    (808)         (281)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 52            22               --             --
                                                  -----------     ---------      -----------    -----------
                                                         (756)         (259)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (756,944)     (223,159)         991,189      3,755,591
                                                  -----------     ---------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,727,807        30,533        5,358,514      4,103,669
                                                  -----------     ---------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    14,713,375       659,241       14,029,082      5,958,645
Changes From Operations:
   - Net investment income (loss)                    (160,078)       42,640          859,281         42,930
   - Net realized gain (loss) on investments          131,757        15,412          235,024        178,267
   - Net change in unrealized appreciation or
     depreciation on investments                    2,446,725        27,817          707,240        (26,579)
                                                  -----------     ---------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,418,404        85,869        1,801,545        194,618
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,153,503            73        1,683,756      5,692,793
   - Contract withdrawals and transfers to
     annuity reserves                                (971,983)      (78,305)      (1,608,313)      (850,407)
   - Contract transfers                              (714,824)      (15,018)         487,954      2,160,837
                                                  -----------     ---------      -----------    -----------
                                                      466,696       (93,250)         563,397      7,003,223
   Annuity Reserves:
   - Transfer from accumulation units                      --            --               --             --
   - Annuity Payments                                  (1,031)         (380)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 87            33               --             --
                                                  -----------     ---------      -----------    -----------
                                                         (944)         (347)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             465,752       (93,597)         563,397      7,003,223
                                                  -----------     ---------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,884,156        (7,728)       2,364,942      7,197,841
                                                  -----------     ---------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                   $17,597,531     $ 651,513      $16,394,024    $13,156,486
                                                  ===========     =========      ===========    ===========

                                                                                 DELAWARE VIP    DELAWARE VIP   DELAWARE VIP
                                                    DELAWARE       DELAWARE        SMALL CAP      SMALL CAP       SMID CAP
                                                    VIP REIT       VIP REIT          VALUE          VALUE          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 756,320      $ 8,055,493     $ 880,274      $11,838,703      $     --
Changes From Operations:
   - Net investment income (loss)                     22,725          198,478        (3,487)        (126,473)           --
   - Net realized gain (loss) on investments        (144,682)      (2,450,016)      (42,546)        (941,150)           --
   - Net change in unrealized appreciation or
     depreciation on investments                     261,418        3,837,716       275,519        4,419,825            --
                                                   ---------      -----------     ---------      -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   139,461        1,586,178       229,486        3,352,202            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                4,010          169,833           312          263,216            --
   - Contract withdrawals and transfers to
     annuity reserves                                (43,029)        (667,755)      (98,746)        (637,065)           --
   - Contract transfers                              (57,965)        (355,590)      (75,246)        (289,588)           --
                                                   ---------      -----------     ---------      -----------      --------
                                                     (96,984)        (853,512)     (173,680)        (663,437)           --
   Annuity Reserves:
   - Annuity Payments                                     --               --        (1,471)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --            19               --            --
                                                   ---------      -----------     ---------      -----------      --------
                                                          --               --        (1,452)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (96,984)        (853,512)     (175,132)        (663,437)           --
                                                   ---------      -----------     ---------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               42,477          732,666        54,354        2,688,765            --
                                                   ---------      -----------     ---------      -----------      --------
NET ASSETS AT DECEMBER 31, 2009                      798,797        8,788,159       934,628       14,527,468            --
Changes From Operations:
   - Net investment income (loss)                     10,965           98,881        (6,868)        (189,661)       (1,524)
   - Net realized gain (loss) on investments         (99,064)      (1,883,863)       37,714          (96,449)        1,518
   - Net change in unrealized appreciation or
     depreciation on investments                     266,862        3,839,312       201,732        4,403,182        58,782
                                                   ---------      -----------     ---------      -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   178,763        2,054,330       232,578        4,117,072        58,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          829,710         2,234        1,474,002            --
   - Contract withdrawals and transfers to
     annuity reserves                               (116,857)      (1,179,870)     (209,620)      (1,214,527)      (20,570)
   - Contract transfers                              (70,367)        (161,756)      (61,853)        (801,895)      442,965
                                                   ---------      -----------     ---------      -----------      --------
                                                    (187,140)        (511,916)     (269,239)        (542,420)      422,395
   Annuity Reserves:
   - Transfer from accumulation units                     --           10,249            --               --            --
   - Annuity Payments                                     --              (59)       (1,355)              --         4,335
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --            32               --            28
                                                   ---------      -----------     ---------      -----------      --------
                                                          --           10,190        (1,323)              --         4,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (187,140)        (501,726)     (270,562)        (542,420)      426,758
                                                   ---------      -----------     ---------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (8,377)       1,552,604       (37,984)       3,574,652       485,534
                                                   ---------      -----------     ---------      -----------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 790,420      $10,340,763     $ 896,644      $18,102,120      $485,534
                                                   =========      ===========     =========      ===========      ========

                                                  DELAWARE VIP
                                                    SMID CAP       DELAWARE       DELAWARE     DELAWARE VIP
                                                     GROWTH        VIP TREND      VIP TREND     U.S. GROWTH
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $       --      $ 401,917      $ 2,895,182    $1,437,444
Changes From Operations:
   - Net investment income (loss)                         --         (5,964)         (54,094)      (25,035)
   - Net realized gain (loss) on investments              --        (46,771)        (332,900)      (66,588)
   - Net change in unrealized appreciation or
     depreciation on investments                          --        232,740        1,800,688       650,994
                                                  ----------      ---------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        180,005        1,413,694       559,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --           28,888       147,075
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (64,024)        (271,485)      (83,764)
   - Contract transfers                                   --        (24,858)         (77,046)     (104,618)
                                                  ----------      ---------      -----------    ----------
                                                          --        (88,882)        (319,643)      (41,307)
   Annuity Reserves:
   - Annuity Payments                                     --           (189)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             17               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --           (172)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --        (89,054)        (319,643)      (41,307)
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --         90,951        1,094,051       518,064
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                           --        492,868        3,989,233     1,955,508
Changes From Operations:
   - Net investment income (loss)                    (22,019)        (4,701)         (54,870)      (29,780)
   - Net realized gain (loss) on investments          31,075         76,097          493,714        23,982
   - Net change in unrealized appreciation or
     depreciation on investments                     687,849          5,781          330,506       247,047
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   696,905         77,177          769,350       241,249
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               25,888            600          149,226       324,708
   - Contract withdrawals and transfers to
     annuity reserves                               (114,303)      (144,333)        (388,390)     (277,007)
   - Contract transfers                            5,815,944       (421,688)      (4,519,419)      200,922
                                                  ----------      ---------      -----------    ----------
                                                   5,727,529       (565,421)      (4,758,583)      248,623
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --            --
   - Annuity Payments                                     --         (4,624)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --         (4,624)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,727,529       (570,045)      (4,758,583)      248,623
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,424,434       (492,868)      (3,989,233)      489,872
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                   $6,424,434      $      --      $        --    $2,445,380
                                                  ==========      =========      ===========    ==========

See accompanying notes.

                                                                                    DWS VIP        DWS VIP
                                                    DELAWARE       DELAWARE       ALTERNATIVE     EQUITY 500
                                                    VIP VALUE      VIP VALUE    ASSET ALLOCATION    INDEX
                                                 STANDARD CLASS  SERVICE CLASS    PLUS CLASS B     CLASS A
                                                   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 316,031      $6,481,523       $       --     $2,872,840
Changes From Operations:
   - Net investment income (loss)                      3,466          79,543             (158)        37,418
   - Net realized gain (loss) on investments         (66,986)       (827,397)              22       (113,485)
   - Net change in unrealized appreciation or
     depreciation on investments                      98,081       1,653,162            1,416        685,839
                                                   ---------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    34,561         905,308            1,280        609,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         257,803           25,055          6,699
   - Contract withdrawals and transfers to
     annuity reserves                                (61,618)       (482,509)         (10,302)      (395,491)
   - Contract transfers                              (25,255)       (206,449)          33,737       (120,567)
                                                   ---------      ----------       ----------     ----------
                                                     (86,873)       (431,155)          48,490       (509,359)
   Annuity Reserves:
   - Annuity Payments                                     --              --               --        (73,538)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --               --            (29)
                                                   ---------      ----------       ----------     ----------
                                                          --              --               --        (73,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (86,873)       (431,155)          48,490       (582,926)
                                                   ---------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (52,312)        474,153           49,770         26,846
                                                   ---------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                      263,719       6,955,676           49,770      2,899,686
Changes From Operations:
   - Net investment income (loss)                      3,100          38,098           (9,811)        10,990
   - Net realized gain (loss) on investments          (9,456)       (311,966)           9,897         12,151
   - Net change in unrealized appreciation or
     depreciation on investments                      29,693       1,165,316          133,338        254,098
                                                   ---------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    23,337         891,448          133,424        277,239
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         248,907          422,456         31,742
   - Contract withdrawals and transfers to
     annuity reserves                                (50,655)       (659,044)         (28,596)      (479,316)
   - Contract transfers                              (51,818)        165,384        3,262,445       (301,925)
                                                   ---------      ----------       ----------     ----------
                                                    (102,473)       (244,753)       3,656,305       (749,499)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --               --             --
   - Annuity Payments                                     --              --               --        (85,768)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --               --             16
                                                   ---------      ----------       ----------     ----------
                                                          --              --               --        (85,752)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (102,473)       (244,753)       3,656,305       (835,251)
                                                   ---------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (79,136)        646,695        3,789,729       (558,012)
                                                   ---------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    $ 184,583      $7,602,371       $3,839,499     $2,341,674
                                                   =========      ==========       ==========     ==========

                                                  DWS VIP     DWS VIP     DWS VIP    FIDELITY VIP   FIDELITY VIP
                                                 EQUITY 500  SMALL CAP   SMALL CAP    CONTRAFUND   EQUITY-INCOME
                                                   INDEX       INDEX       INDEX       SERVICE        INITIAL
                                                  CLASS B     CLASS A     CLASS B      CLASS 2         CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $3,199,057  $ 674,464   $1,833,481  $26,189,519     $ 667,683
Changes From Operations:
   - Net investment income (loss)                    34,395      2,123       (1,412)    (134,989)        5,016
   - Net realized gain (loss) on investments       (165,350)   (24,636)    (135,778)  (2,951,440)     (112,701)
   - Net change in unrealized appreciation or
     depreciation on investments                    852,327    164,575      544,162   11,546,033       258,402
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  721,372    142,062      406,972    8,459,604       150,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              54,898          8        6,282    1,179,672         9,799
   - Contract withdrawals and transfers to
     annuity reserves                              (270,842)   (96,367)     (80,183)  (1,450,055)     (133,469)
   - Contract transfers                            (341,827)   (56,329)    (297,883)    (142,139)      (33,332)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (557,771)  (152,688)    (371,784)    (412,522)     (157,002)
   Annuity Reserves:
   - Annuity Payments                                  (588)        --           --           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               34         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (554)        --           --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (558,325)  (152,688)    (371,784)    (412,522)     (157,002)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             163,047    (10,626)      35,188    8,047,082        (6,285)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                   3,362,104    663,838    1,868,669   34,236,601       661,398
Changes From Operations:
   - Net investment income (loss)                     3,192     (3,690)     (20,167)    (220,036)        1,444
   - Net realized gain (loss) on investments        (70,247)   (56,283)    (133,711)  (1,422,555)      (46,676)
   - Net change in unrealized appreciation or
     depreciation on investments                    417,466    175,845      564,874    6,859,728       119,383
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  350,411    115,872      410,996    5,217,137        74,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              20,675        100       43,164    3,609,748            57
   - Contract withdrawals and transfers to
     annuity reserves                              (437,638)  (192,681)    (234,132)  (2,516,532)     (106,634)
   - Contract transfers                            (208,095)     5,177     (141,708)    (306,953)      (39,027)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (625,058)  (187,404)    (332,676)     786,263      (145,604)
   Annuity Reserves:
   - Transfer from accumulation units                    --         --           --       10,249            --
   - Annuity Payments                                  (675)        --           --          (59)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               55         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (620)        --           --       10,190            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (625,678)  (187,404)    (332,676)     796,453      (145,604)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (275,267)   (71,532)      78,320    6,013,590       (71,453)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                  $3,086,837  $ 592,306   $1,946,989  $40,250,191     $ 589,945
                                                 ==========  =========   ==========  ===========     =========

                                                  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                 EQUITY-INCOME     GROWTH        GROWTH       MID CAP
                                                    SERVICE       INITIAL       SERVICE       SERVICE
                                                    CLASS 2        CLASS        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $2,067,281      $193,967     $2,237,876   $11,957,576
Changes From Operations:
   - Net investment income (loss)                      8,502        (1,923)       (30,583)     (166,657)
   - Net realized gain (loss) on investments        (355,397)       (8,318)      (233,064)   (1,219,237)
   - Net change in unrealized appreciation or
     depreciation on investments                     844,827        58,692        774,626     5,868,582
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   497,932        48,451        510,979     4,482,688
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               33,175         3,000         18,468       827,531
   - Contract withdrawals and transfers to
     annuity reserves                               (202,744)      (21,879)      (174,140)     (788,041)
   - Contract transfers                             (203,138)           --       (130,892)    1,140,833
                                                  ----------      --------     ----------   -----------
                                                    (372,707)      (18,879)      (286,564)    1,180,323
   Annuity Reserves:
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (372,707)      (18,879)      (286,564)    1,180,323
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              125,225        29,572        224,415     5,663,011
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                    2,192,506       223,539      2,462,291    17,620,587
Changes From Operations:
   - Net investment income (loss)                       (600)       (2,331)       (42,592)     (296,091)
   - Net realized gain (loss) on investments        (126,262)       (1,749)       (42,348)     (104,935)
   - Net change in unrealized appreciation or
     depreciation on investments                     378,489        47,345        615,808     4,994,722
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,627        43,265        530,868     4,593,696
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               17,173            --        295,912     2,783,532
   - Contract withdrawals and transfers to
     annuity reserves                               (205,006)      (49,106)      (369,714)   (1,372,828)
   - Contract transfers                             (212,954)         (372)       170,585    (1,339,436)
                                                  ----------      --------     ----------   -----------
                                                    (400,787)      (49,478)        96,783        71,268
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --            --
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (400,787)      (49,478)        96,783        71,268
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (149,160)       (6,213)       627,651     4,664,964
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                   $2,043,346      $217,326     $3,089,942   $22,285,551
                                                  ==========      ========     ==========   ===========

See accompanying notes.

                                                                                              FTVIPT
                                                                                FTVIPT       FRANKLIN
                                                 FIDELITY VIP  FIDELITY VIP    FRANKLIN   SMALL-MID CAP
                                                   OVERSEAS      OVERSEAS       INCOME        GROWTH
                                                   INITIAL        SERVICE     SECURITIES    SECURITIES
                                                    CLASS         CLASS 2      CLASS 2       CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $118,640     $3,816,208   $16,199,724   $5,415,804
Changes From Operations:
   - Net investment income (loss)                       503         12,998     1,223,904     (108,611)
   - Net realized gain (loss) on investments        (11,186)      (309,077)   (1,129,841)    (425,443)
   - Net change in unrealized appreciation or
     depreciation on investments                     29,669      1,180,039     5,534,470    2,796,528
                                                   --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   18,986        883,960     5,628,533    2,262,474
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         84,310     1,897,630      260,514
   - Contract withdrawals and transfers to
     annuity reserves                                (9,411)      (228,819)     (995,756)    (386,674)
   - Contract transfers                             (29,096)      (205,260)     (372,841)     424,185
                                                   --------     ----------   -----------   ----------
                                                    (38,507)      (349,769)      529,033      298,025
   Annuity Reserves:
   - Annuity Payments                                    --             --            --       (1,061)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --           --
                                                   --------     ----------   -----------   ----------
                                                         --             --            --       (1,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (38,507)      (349,769)      529,033      296,964
                                                   --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (19,521)       534,191     6,157,566    2,559,438
                                                   --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2009                      99,119      4,350,399    22,357,290    7,975,242
Changes From Operations:
   - Net investment income (loss)                       (11)       (17,787)    1,143,010     (137,501)
   - Net realized gain (loss) on investments         (1,061)      (218,741)     (575,418)     (77,993)
   - Net change in unrealized appreciation or
     depreciation on investments                     10,600        654,614     1,794,502    2,135,567
                                                   --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,528        418,086     2,362,094    1,920,073
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,022        210,884     2,223,771      324,348
   - Contract withdrawals and transfers to
     annuity reserves                                (9,665)      (429,918)   (1,315,402)    (608,894)
   - Contract transfers                                 125       (392,917)      187,510     (309,548)
                                                   --------     ----------   -----------   ----------
                                                     (7,518)      (611,951)    1,095,879     (594,094)
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --           --
   - Annuity Payments                                    --             --            --         (853)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --           --
                                                   --------     ----------   -----------   ----------
                                                         --             --            --         (853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,518)      (611,951)    1,095,879     (594,947)
                                                   --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,010       (193,865)    3,457,973    1,325,126
                                                   --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                    $101,129     $4,156,534   $25,815,263   $9,300,368
                                                   ========     ==========   ===========   ==========

                                                                                        GOLDMAN
                                                    FTVIPT       FTVIPT      FTVIPT    SACHS VIT
                                                    MUTUAL     TEMPLETON   TEMPLETON   LARGE CAP   INVESCO V.I.
                                                    SHARES    GLOBAL BOND    GROWTH      VALUE       CAPITAL
                                                  SECURITIES   SECURITIES  SECURITIES   SERVICE    APPRECIATION
                                                   CLASS 2      CLASS 2     CLASS 2      CLASS       SERIES I
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $10,807,864  $13,020,428  $5,040,454   $     --     $181,176
Changes From Operations:
   - Net investment income (loss)                     38,485    1,940,958      77,317      1,271       (1,476)
   - Net realized gain (loss) on investments        (769,281)     117,257    (585,864)       393      (21,763)
   - Net change in unrealized appreciation or
     depreciation on investments                   3,455,495      312,385   1,804,892      2,947       51,247
                                                 -----------  -----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,724,699    2,370,600   1,296,345      4,611       28,008
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              868,735    1,144,870      32,205     90,349        5,951
   - Contract withdrawals and transfers to
     annuity reserves                               (488,927)    (684,837)   (268,634)      (260)      (4,042)
   - Contract transfers                              751,124      848,701    (576,488)    24,335      (31,407)
                                                 -----------  -----------  ----------   --------     --------
                                                   1,130,932    1,308,734    (812,917)   114,424      (29,498)
   Annuity Reserves:
   - Annuity Payments                                     --           --      (1,076)        --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --          --         --           --
                                                 -----------  -----------  ----------   --------     --------
                                                          --           --      (1,076)        --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,130,932    1,308,734    (813,993)   114,424      (29,498)
                                                 -----------  -----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,855,631    3,679,334     482,352    119,035       (1,490)
                                                 -----------  -----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2009                   14,663,495   16,699,762   5,522,806    119,035      179,686
Changes From Operations:
   - Net investment income (loss)                      2,192      (43,994)    (14,430)     1,126       (1,319)
   - Net realized gain (loss) on investments        (403,305)     475,641    (289,721)     2,305      (17,136)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,896,734    1,528,601     570,801     63,342       40,856
                                                 -----------  -----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,495,621    1,960,248     266,650     66,773       22,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,650,684      246,322      20,664    372,798       41,525
   - Contract withdrawals and transfers to
     annuity reserves                               (843,931)  (1,298,787)   (420,327)   (14,967)     (48,921)
   - Contract transfers                               82,132     (527,440)   (286,964)   313,692      (17,055)
                                                 -----------  -----------  ----------   --------     --------
                                                   1,888,885   (1,579,905)   (686,627)   671,523      (24,451)
   Annuity Reserves:
   - Transfer from accumulation units                     --           --          --         --           --
   - Annuity Payments                                     --           --        (797)        --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --          --         --           --
                                                 -----------  -----------  ----------   --------     --------
                                                          --           --        (797)        --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,888,885   (1,579,905)   (687,424)   671,523      (24,451)
                                                 -----------  -----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,384,506      380,343    (420,774)   738,296       (2,050)
                                                 -----------  -----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2010                  $18,048,001  $17,080,105  $5,102,032   $857,331     $177,636
                                                 ===========  ===========  ==========   ========     ========



                                                 INVESCO V.I.                               INVESCO V.I.
                                                   CAPITAL     INVESCO V.I.  INVESCO V.I.  INTERNATIONAL
                                                 APPRECIATION  CORE EQUITY   CORE EQUITY       GROWTH
                                                  SERIES II      SERIES I     SERIES II       SERIES I
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 80,198     $ 560,729      $ 36,379      $178,491
Changes From Operations:
   - Net investment income (loss)                      (968)        1,286          (122)         (245)
   - Net realized gain (loss) on investments         (5,090)      (40,330)       (5,129)       12,104
   - Net change in unrealized appreciation or
     depreciation on investments                     19,542       151,404        10,266        15,010
                                                   --------     ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,484       112,360         5,015        26,869
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   7        14,714         1,500            --
   - Contract withdrawals and transfers to
     annuity reserves                                (7,435)      (99,581)       (8,959)      (27,033)
   - Contract transfers                                  --       (54,321)      (17,452)      (63,821)
                                                   --------     ---------      --------      --------
                                                     (7,428)     (139,188)      (24,911)      (90,854)
   Annuity Reserves:
   - Annuity Payments                                    --          (437)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --            (8)           --            --
                                                   --------     ---------      --------      --------
                                                         --          (445)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,428)     (139,633)      (24,911)      (90,854)
                                                   --------     ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               6,056       (27,273)      (19,896)      (63,985)
                                                   --------     ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2009                      86,254       533,456        16,483       114,506
Changes From Operations:
   - Net investment income (loss)                      (825)       (2,327)         (149)        1,041
   - Net realized gain (loss) on investments         (5,703)        1,371          (686)        2,091
   - Net change in unrealized appreciation or
     depreciation on investments                     16,650        33,621           817         9,269
                                                   --------     ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,122        32,665           (18)       12,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  30            --         1,498            --
   - Contract withdrawals and transfers to
     annuity reserves                               (26,922)     (145,172)           (6)       (4,407)
   - Contract transfers                                  --          (474)       (8,727)          223
                                                   --------     ---------      --------      --------
                                                    (26,892)     (145,646)       (7,235)       (4,184)
   Annuity Reserves:
   - Transfer from accumulation units                    --            --            --            --
   - Annuity Payments                                    --          (487)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             4            --            --
                                                   --------     ---------      --------      --------
                                                         --          (483)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (26,892)     (146,129)       (7,235)       (4,184)
                                                   --------     ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,770)     (113,464)       (7,253)        8,217
                                                   --------     ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 69,484     $ 419,992      $  9,230      $122,723
                                                   ========     =========      ========      ========

See accompanying notes.

                                                 INVESCO V.I.        JANUS            JANUS          JANUS
                                                 INTERNATIONAL    ASPEN SERIES    ASPEN SERIES   ASPEN SERIES
                                                    GROWTH      BALANCED SERVICE   ENTERPRISE      WORLDWIDE
                                                   SERIES II         CLASS        SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $171,182        $ 924,265       $ 592,797        $16,488
Changes From Operations:
   - Net investment income (loss)                       (225)           7,011         (10,270)           (45)
   - Net realized gain (loss) on investments          (5,084)          (2,654)         (5,364)        (1,284)
   - Net change in unrealized appreciation or
     depreciation on investments                      53,481          126,016         251,936          5,861
                                                    --------        ---------       ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    48,172          130,373         236,302          4,532
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --            4,576               5             --
   - Contract withdrawals and transfers to
     annuity reserves                                   (853)        (161,581)        (35,483)        (3,827)
   - Contract transfers                              (12,874)        (154,865)        (28,328)            14
                                                    --------        ---------       ---------        -------
                                                     (13,727)        (311,870)        (63,806)        (3,813)
   Annuity Reserves:
   - Annuity Payments                                     --               --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --              --             --
                                                    --------        ---------       ---------        -------
                                                          --               --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (13,727)        (311,870)        (63,806)        (3,813)
                                                    --------        ---------       ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,445         (181,497)        172,496            719
                                                    --------        ---------       ---------        -------
NET ASSETS AT DECEMBER 31, 2009                      205,627          742,768         765,293         17,207
Changes From Operations:
   - Net investment income (loss)                        541            6,238         (10,696)          (195)
   - Net realized gain (loss) on investments           3,164           15,224          55,466            400
   - Net change in unrealized appreciation or
     depreciation on investments                      17,620           18,546          97,522          2,571
                                                    --------        ---------       ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    21,325           40,008         142,292          2,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   13            2,017              66             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (8,317)         (71,420)       (104,728)        (5,072)
   - Contract transfers                                1,215          (59,751)       (139,393)         5,393
                                                    --------        ---------       ---------        -------
                                                      (7,089)        (129,154)       (244,055)           321
   Annuity Reserves:
   - Transfer from accumulation units                     --               --              --             --
   - Annuity Payments                                     --               --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --              --             --
                                                    --------        ---------       ---------        -------
                                                          --               --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (7,089)        (129,154)       (244,055)           321
                                                    --------        ---------       ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               14,236          (89,146)       (101,763)         3,097
                                                    --------        ---------       ---------        -------
NET ASSETS AT DECEMBER 31, 2010                     $219,863        $ 653,622       $ 663,530        $20,304
                                                    ========        =========       =========        =======

                                                     LVIP              LVIP                             LVIP
                                                   AMERICAN          AMERICAN           LVIP           AMERICAN
                                                    GLOBAL         GLOBAL SMALL       AMERICAN          GROWTH-
                                                    GROWTH        CAPITALIZATION       GROWTH           INCOME
                                                 SERVICE CLASS II  SERVICE CLASS II SERVICE CLASS II SERVICE CLASS II
                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --          $    --          $     --         $     --
Changes From Operations:
   - Net investment income (loss)                        --               --                --               --
   - Net realized gain (loss) on investments             --               --                --               --
   - Net change in unrealized appreciation or
     depreciation on investments                         --               --                --               --
                                                   --------          -------          --------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --               --                --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --               --                --               --
   - Contract withdrawals and transfers to
     annuity reserves                                    --               --                --               --
   - Contract transfers                                  --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
   Annuity Reserves:
   - Annuity Payments                                    --               --                --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --               --                --               --
                                                   --------          -------          --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --               --                --               --
                                                   --------          -------          --------         --------
NET ASSETS AT DECEMBER 31, 2009                          --               --                --               --
Changes From Operations:
   - Net investment income (loss)                       (91)             (57)             (368)            (184)
   - Net realized gain (loss) on investments              2                1                 7                2
   - Net change in unrealized appreciation or
     depreciation on investments                      2,884            2,200            10,015            3,318
                                                   --------          -------          --------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    2,795            2,144             9,654            3,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             126,424           72,377           387,285          368,300
   - Contract withdrawals and transfers to
     annuity reserves                                    --              (15)             (108)              (1)
   - Contract transfers                                  46            1,045             1,167               --
                                                   --------          -------          --------         --------
                                                    126,470           73,407           388,344          368,299
   Annuity Reserves:
   - Transfer from accumulation units                    --               --                --               --
   - Annuity Payments                                    --               --                --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           126,470           73,407           388,344          368,299
                                                   --------          -------          --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             129,265           75,551           397,998          371,435
                                                   --------          -------          --------         --------
NET ASSETS AT DECEMBER 31, 2010                    $129,265          $75,551          $397,998         $371,435
                                                   ========          =======          ========         ========

                                                                                      LVIP                           LVIP
                                                     LVIP           LVIP BARON     BLACKROCK                       COHEN &
                                                   AMERICAN           GROWTH       INFLATION         LVIP       STEERS GLOBAL
                                                 INTERNATIONAL    OPPORTUNITIES  PROTECTED BOND  CAPITAL GROWTH   REAL ESTATE
                                                 SERVICE CLASS II SERVICE CLASS   SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --      $3,672,296     $       --      $  558,156      $2,289,889
Changes From Operations:
   - Net investment income (loss)                        --         (71,178)            --          (9,543)        (46,809)
   - Net realized gain (loss) on investments             --        (379,336)            --         (71,567)       (288,885)
   - Net change in unrealized appreciation or
     depreciation on investments                         --       1,758,334             --         266,740       1,333,093
                                                   --------      ----------     ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --       1,307,820             --         185,630         997,399
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         312,832             --         217,229         262,333
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (237,010)            --         (52,570)       (121,840)
   - Contract transfers                                  --         173,121             --         (21,811)        665,239
                                                   --------      ----------     ----------      ----------      ----------
                                                         --         248,943             --         142,848         805,732
   Annuity Reserves:
   - Annuity Payments                                    --              --             --              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --              --              --
                                                   --------      ----------     ----------      ----------      ----------
                                                         --              --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         248,943             --         142,848         805,732
                                                   --------      ----------     ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       1,556,763             --         328,478       1,803,131
                                                   --------      ----------     ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2009                          --       5,229,059             --         886,634       4,093,020
Changes From Operations:
   - Net investment income (loss)                       (55)        (97,874)         6,002         (16,207)        (73,173)
   - Net realized gain (loss) on investments             --         (46,244)           (27)          4,430          10,566
   - Net change in unrealized appreciation or
     depreciation on investments                      1,374       1,497,547        (25,197)        253,970         728,379
                                                   --------      ----------     ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,319       1,353,429        (19,222)        242,193         665,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             130,713         796,580        269,916         393,682         660,135
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (318,391)        (1,342)        (62,495)       (289,621)
   - Contract transfers                                  46         261,102        906,727         299,050         208,413
                                                   --------      ----------     ----------      ----------      ----------
                                                    130,759         739,291      1,175,301         630,237         578,927
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --              --              --
   - Annuity Payments                                    --              --             --              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --              --              --
                                                   --------      ----------     ----------      ----------      ----------
                                                         --              --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           130,759         739,291      1,175,301         630,237         578,927
                                                   --------      ----------     ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             132,078       2,092,720      1,156,079         872,430       1,244,699
                                                   --------      ----------     ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                    $132,078      $7,321,779     $1,156,079      $1,759,064      $5,337,719
                                                   ========      ==========     ==========      ==========      ==========

See accompanying notes.

                                                                                                 LVIP
                                                     LVIP          LVIP                        DELAWARE
                                                   COLUMBIA      DELAWARE        LVIP        DIVERSIFIED
                                                     VALUE         BOND        DELAWARE        FLOATING
                                                 OPPORTUNITIES   STANDARD        BOND            RATE
                                                 SERVICE CLASS    CLASS      SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 340,393    $14,987,636   $31,297,680      $     --
Changes From Operations:
   - Net investment income (loss)                     (4,696)       361,814     1,033,451            --
   - Net realized gain (loss) on investments        (107,441)       (31,331)      (17,384)           --
   - Net change in unrealized appreciation or
     depreciation on investments                     186,475      1,991,585     4,160,429            --
                                                   ---------    -----------   -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    74,338      2,322,068     5,176,496            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               81,535        144,184     2,874,720            --
   - Contract withdrawals and transfers to
     annuity reserves                                (13,813)    (2,607,477)   (2,231,854)           --
   - Contract transfers                              (50,968)      (705,363)    6,764,726            --
                                                   ---------    -----------   -----------      --------
                                                      16,754     (3,168,656)    7,407,592            --
   Annuity Reserves:
   - Annuity Payments                                     --           (738)       (1,502)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             49            81            --
                                                   ---------    -----------   -----------      --------
                                                          --           (689)       (1,421)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             16,754     (3,169,345)    7,406,171            --
                                                   ---------    -----------   -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               91,092       (847,277)   12,582,667            --
                                                   ---------    -----------   -----------      --------
NET ASSETS AT DECEMBER 31, 2009                      431,485     14,140,359    43,880,347            --
Changes From Operations:
   - Net investment income (loss)                    (10,246)       222,810       662,159         1,414
   - Net realized gain (loss) on investments         (14,712)       579,730     2,525,800            (2)
   - Net change in unrealized appreciation or
     depreciation on investments                     158,702        147,427       (97,685)       (1,482)
                                                   ---------    -----------   -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   133,744        949,967     3,090,274           (70)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              133,519         98,889     8,551,569        84,677
   - Contract withdrawals and transfers to
     annuity reserves                                (28,480)    (2,403,062)   (4,665,808)       (1,129)
   - Contract transfers                              120,359       (256,835)   (3,988,764)      714,784
                                                   ---------    -----------   -----------      --------
                                                     225,398     (2,561,008)     (103,003)      798,332
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --            --
   - Annuity Payments                                     --           (821)       (1,630)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           128            --
                                                   ---------    -----------   -----------      --------
                                                          --           (752)       (1,502)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            225,398     (2,561,760)     (104,505)      798,332
                                                   ---------    -----------   -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              359,142     (1,611,793)    2,985,769       798,262
                                                   ---------    -----------   -----------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 790,627    $12,528,566   $46,866,116      $798,262
                                                   =========    ===========   ===========      ========

                                                      LVIP            LVIP
                                                    DELAWARE        DELAWARE        LVIP            LVIP
                                                   FOUNDATION      FOUNDATION     DELAWARE        DELAWARE
                                                   AGGRESSIVE      AGGRESSIVE      GROWTH          SOCIAL
                                                   ALLOCATION      ALLOCATION    AND INCOME       AWARENESS
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $ 395,662      $2,777,935     $  699,617      $ 737,175
Changes From Operations:
   - Net investment income (loss)                         588          (5,712)        (5,243)        (6,392)
   - Net realized gain (loss) on investments          (33,625)       (242,231)       (23,544)        27,193
   - Net change in unrealized appreciation or
     depreciation on investments                      139,500       1,034,430        215,064        179,593
                                                    ---------      ----------     ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    106,463         786,487        186,277        200,394
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --          65,912         64,287          6,053
   - Contract withdrawals and transfers to
     annuity reserves                                 (51,462)       (112,172)       (57,885)       (63,568)
   - Contract transfers                               (12,077)        (92,247)       285,792          8,397
                                                    ---------      ----------     ----------      ---------
                                                      (63,539)       (138,507)       292,194        (49,118)
   Annuity Reserves:
   - Annuity Payments                                      --              --             --           (740)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --            (13)
                                                    ---------      ----------     ----------      ---------
                                                           --              --             --           (753)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (63,539)       (138,507)       292,194        (49,871)
                                                    ---------      ----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                42,924         647,980        478,471        150,523
                                                    ---------      ----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2009                       438,586       3,425,915      1,178,088        887,698
Changes From Operations:
   - Net investment income (loss)                       3,950          27,286        (11,567)        (7,435)
   - Net realized gain (loss) on investments          (22,650)        (32,047)       (53,094)         7,800
   - Net change in unrealized appreciation or
     depreciation on investments                       55,545         334,006        181,378         75,258
                                                    ---------      ----------     ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     36,845         329,245        116,717         75,623
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     4             706        104,433         24,556
   - Contract withdrawals and transfers to
     annuity reserves                                 (73,088)       (140,482)       (79,415)      (121,943)
   - Contract transfers                               (34,112)        (90,433)       189,548        (49,167)
                                                    ---------      ----------     ----------      ---------
                                                     (107,196)       (230,209)       214,566       (146,554)
   Annuity Reserves:
   - Transfer from accumulation units                      --              --             --             --
   - Annuity Payments                                      --              --             --           (837)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --              8
                                                    ---------      ----------     ----------      ---------
                                                           --              --             --           (829)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (107,196)       (230,209)       214,566       (147,383)
                                                    ---------      ----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (70,351)         99,036        331,283        (71,760)
                                                    ---------      ----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2010                     $ 368,235      $3,524,951     $1,509,371      $ 815,938
                                                    =========      ==========     ==========      =========

                                                      LVIP          LVIP                           LVIP            LVIP
                                                    DELAWARE      DELAWARE                         JANUS          JANUS
                                                     SOCIAL        SPECIAL          LVIP          CAPITAL        CAPITAL
                                                   AWARENESS    OPPORTUNITIES  GLOBAL INCOME   APPRECIATION    APPRECIATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,187,066     $  358,094     $       --      $121,269       $  953,011
Changes From Operations:
   - Net investment income (loss)                     (25,794)        (5,459)        10,486        (1,106)          (9,348)
   - Net realized gain (loss) on investments           12,410        (28,373)         2,063         6,873          (74,462)
   - Net change in unrealized appreciation or
     depreciation on investments                      563,113        232,051        (12,984)       48,106          453,976
                                                   ----------     ----------     ----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    549,729        198,219           (435)       53,873          370,166
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                46,050         31,260        874,489            16           83,639
   - Contract withdrawals and transfers to
     annuity reserves                                (185,695)       (50,497)       (54,904)      (26,043)         (82,371)
   - Contract transfers                              (122,910)       671,120        540,319       (23,531)         125,708
                                                   ----------     ----------     ----------      --------       ----------
                                                     (262,555)       651,883      1,359,904       (49,558)         126,976
   Annuity Reserves:
   - Annuity Payments                                      --             --             --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --               --
                                                   ----------     ----------     ----------      --------       ----------
                                                           --             --             --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (262,555)       651,883      1,359,904       (49,558)         126,976
                                                   ----------     ----------     ----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               287,174        850,102      1,359,469         4,315          497,142
                                                   ----------     ----------     ----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2009                     2,474,240      1,208,196      1,359,469       125,584        1,450,153
Changes From Operations:
   - Net investment income (loss)                     (28,647)       (13,025)        82,270          (942)         (18,429)
   - Net realized gain (loss) on investments          (28,343)        73,718         17,114        11,972           12,092
   - Net change in unrealized appreciation or
     depreciation on investments                      255,194        116,778        144,626          (210)         150,982
                                                   ----------     ----------     ----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    198,204        177,471        244,010        10,820          144,645
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 2,311        237,522      3,898,953            34          268,486
   - Contract withdrawals and transfers to
     annuity reserves                                (367,022)       (78,585)      (192,407)      (33,664)         (64,835)
   - Contract transfers                               (59,248)      (234,470)     2,201,450        18,719          (76,542)
                                                   ----------     ----------     ----------      --------       ----------
                                                     (423,959)       (75,533)     5,907,996       (14,911)         127,109
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --            --               --
   - Annuity Payments                                      --             --             --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --               --
                                                   ----------     ----------     ----------      --------       ----------
                                                           --             --             --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (423,959)       (75,533)     5,907,996       (14,911)         127,109
                                                   ----------     ----------     ----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (225,755)       101,938      6,152,006        (4,091)         271,754
                                                   ----------     ----------     ----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2010                    $2,248,485     $1,310,134     $7,511,475      $121,493       $1,721,907
                                                   ==========     ==========     ==========      ========       ==========

See accompanying notes.

                                                      LVIP         LVIP MFS                        LVIP
                                                    JPMORGAN    INTERNATIONAL       LVIP         MID-CAP
                                                   HIGH YIELD       GROWTH       MFS VALUE        VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --      $1,282,862     $2,393,206     $1,103,680
Changes From Operations:
   - Net investment income (loss)                        --         (15,218)        (5,296)       (19,299)
   - Net realized gain (loss) on investments             --        (207,547)      (185,204)      (101,217)
   - Net change in unrealized appreciation or
     depreciation on investments                         --         684,952        868,411        616,196
                                                   --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --         462,187        677,911        495,680
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         145,757        635,165        124,210
   - Contract withdrawals and transfers to
     annuity reserves                                    --         (60,046)       (76,890)       (40,403)
   - Contract transfers                                  --         190,426        951,308        199,103
                                                   --------      ----------     ----------     ----------
                                                         --         276,137      1,509,583        282,910
   Annuity Reserves:
   - Annuity Payments                                    --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --             --
                                                   --------      ----------     ----------     ----------
                                                         --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         276,137      1,509,583        282,910
                                                   --------      ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --         738,324      2,187,494        778,590
                                                   --------      ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                          --       2,021,186      4,580,700      1,882,270
Changes From Operations:
   - Net investment income (loss)                       383         (24,494)       (23,158)       (38,714)
   - Net realized gain (loss) on investments             --         (82,452)        48,205         25,060
   - Net change in unrealized appreciation or
     depreciation on investments                        373         397,937        640,652        521,941
                                                   --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      756         290,991        665,699        508,287
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              94,722         590,762      1,715,793        615,503
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (100,087)      (357,569)      (107,281)
   - Contract transfers                              43,109         169,818      1,325,870         80,952
                                                   --------      ----------     ----------     ----------
                                                    137,831         660,493      2,684,094        589,174
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --             --
   - Annuity Payments                                    --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --             --
                                                   --------      ----------     ----------     ----------
                                                         --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           137,831         660,493      2,684,094        589,174
                                                   --------      ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             138,587         951,484      3,349,793      1,097,461
                                                   --------      ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    $138,587      $2,972,670     $7,930,493     $2,979,731
                                                   ========      ==========     ==========     ==========

                                                      LVIP            LVIP
                                                    MONDRIAN        MONDRIAN                                        LVIP
                                                 INTERNATIONAL   INTERNATIONAL       LVIP            LVIP        SSgA BOND
                                                     VALUE       VALUE SERVICE   MONEY MARKET    MONEY MARKET      INDEX
                                                 STANDARD CLASS      CLASS      STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,154,235     $7,326,395     $10,085,363    $ 24,490,806    $ 4,112,314
Changes From Operations:
   - Net investment income (loss)                      35,469        108,074         (87,236)       (344,920)        45,148
   - Net realized gain (loss) on investments         (113,163)      (362,147)             71             251         84,573
   - Net change in unrealized appreciation or
     depreciation on investments                      441,513      1,612,524              --              (3)       109,593
                                                   ----------     ----------     -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    363,819      1,358,451         (87,165)       (344,672)       239,314
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                11,041        187,635          16,810       3,874,049      3,846,854
   - Contract withdrawals and transfers to
     annuity reserves                                (171,987)      (472,670)     (5,405,709)     (3,745,917)      (458,803)
   - Contract transfers                               (89,382)       (63,707)      1,789,926      (7,094,125)     6,673,073
                                                   ----------     ----------     -----------    ------------    -----------
                                                     (250,328)      (348,742)     (3,598,973)     (6,965,993)    10,061,124
   Annuity Reserves:
   - Annuity Payments                                      --           (705)             --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             42              --              --             --
                                                   ----------     ----------     -----------    ------------    -----------
                                                           --           (663)             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (250,328)      (349,405)     (3,598,973)     (6,965,993)    10,061,124
                                                   ----------     ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               113,491      1,009,046      (3,686,138)     (7,310,665)    10,300,438
                                                   ----------     ----------     -----------    ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                     2,267,726      8,335,441       6,399,225      17,180,141     14,412,752
Changes From Operations:
   - Net investment income (loss)                      27,782        102,050         (70,017)       (266,828)        90,475
   - Net realized gain (loss) on investments          (98,422)      (321,910)             18              67        370,007
   - Net change in unrealized appreciation or
     depreciation on investments                       43,114        203,114              --              (1)       160,961
                                                   ----------     ----------     -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (27,526)       (16,746)        (69,999)       (266,762)       621,443
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,638        294,061          26,897       2,393,641     10,048,666
   - Contract withdrawals and transfers to
     annuity reserves                                (269,658)      (913,373)     (2,670,352)     (5,150,458)    (1,119,346)
   - Contract transfers                              (182,519)      (250,427)        106,064         725,860      6,638,900
                                                   ----------     ----------     -----------    ------------    -----------
                                                     (450,539)      (869,739)     (2,537,391)     (2,030,957)    15,568,220
   Annuity Reserves:
   - Transfer from accumulation units                      --             --              --              --             --
   - Annuity Payments                                      --           (749)             --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             61              --              --             --
                                                   ----------     ----------     -----------    ------------    -----------
                                                           --           (688)             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (450,539)      (870,427)     (2,537,391)     (2,030,957)    15,568,220
                                                   ----------     ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (478,065)      (887,173)     (2,607,390)     (2,297,719)    16,189,663
                                                   ----------     ----------     -----------    ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                    $1,789,661     $7,448,268     $ 3,791,835    $ 14,882,422    $30,602,415
                                                   ==========     ==========     ===========    ============    ===========

                                                      LVIP
                                                      SSgA             LVIP                         LVIP SSgA
                                                  CONSERVATIVE         SSgA          LVIP SSgA        GLOBAL
                                                   STRUCTURED       DEVELOPED         EMERGING       TACTICAL
                                                   ALLOCATION   INTERNATIONAL 150   MARKETS 100     ALLOCATION
                                                 SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $    --         $  569,302      $  448,279     $2,576,159
Changes From Operations:
   - Net investment income (loss)                        --                963          (2,290)       136,707
   - Net realized gain (loss) on investments             --             77,584         151,242         34,949
   - Net change in unrealized appreciation or
     depreciation on investments                         --            416,378       1,023,300        565,059
                                                    -------         ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --            494,925       1,172,252        736,715
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            550,069         528,188         73,800
   - Contract withdrawals and transfers to
     annuity reserves                                    --            (32,361)       (100,738)      (112,762)
   - Contract transfers                                  --            654,409       1,811,444          4,888
                                                    -------         ----------      ----------     ----------
                                                         --          1,172,117       2,238,894        (34,074)
   Annuity Reserves:
   - Annuity Payments                                    --                 --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                 --              --             --
                                                    -------         ----------      ----------     ----------
                                                         --                 --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --          1,172,117       2,238,894        (34,074)
                                                    -------         ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --          1,667,042       3,411,146        702,641
                                                    -------         ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                          --          2,236,344       3,859,425      3,278,800
Changes From Operations:
   - Net investment income (loss)                       (41)           (16,444)        (24,021)       (27,550)
   - Net realized gain (loss) on investments             --            144,137         652,647       (144,545)
   - Net change in unrealized appreciation or
     depreciation on investments                        580            171,630         555,206        384,054
                                                    -------         ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      539            299,323       1,183,832        211,959
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              50,018          1,495,197       1,579,400        320,314
   - Contract withdrawals and transfers to
     annuity reserves                                    --           (114,118)       (215,018)      (439,466)
   - Contract transfers                                  --            761,000         810,130        (21,822)
                                                    -------         ----------      ----------     ----------
                                                     50,018          2,142,079       2,174,512       (140,974)
   Annuity Reserves:
   - Transfer from accumulation units                    --                 --              --             --
   - Annuity Payments                                    --                 --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                 --              --             --
                                                    -------         ----------      ----------     ----------
                                                         --                 --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            50,018          2,142,079       2,174,512       (140,974)
                                                    -------         ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              50,557          2,441,402       3,358,344         70,985
                                                    -------         ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     $50,557         $4,677,746      $7,217,769     $3,349,785
                                                    =======         ==========      ==========     ==========

See accompanying notes.


                                                                                 LVIP SSgA      LVIP SSgA
                                                   LVIP SSgA                      MODERATE      MODERATE
                                                 INTERNATIONAL    LVIP SSgA        INDEX       STRUCTURED
                                                 INDEX SERVICE  LARGE CAP 100    ALLOCATION    ALLOCATION
                                                     CLASS      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  686,271     $ 1,150,990     $     --        $     --
Changes From Operations:
   - Net investment income (loss)                      2,926          (4,502)          --              --
   - Net realized gain (loss) on investments          77,799          62,766           --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     488,378       1,010,626           --              --
                                                  ----------     -----------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   569,103       1,068,890           --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              988,837       1,106,082           --              --
   - Contract withdrawals and transfers to
     annuity reserves                                (70,241)        (80,290)          --              --
   - Contract transfers                              836,070       1,484,966           --              --
                                                  ----------     -----------     --------        --------
                                                   1,754,666       2,510,758           --              --
   Annuity Reserves:
   - Annuity Payments                                     --              --           --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --              --
                                                  ----------     -----------     --------        --------
                                                          --              --           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,754,666       2,510,758           --              --
                                                  ----------     -----------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,323,769       3,579,648           --              --
                                                  ----------     -----------     --------        --------
NET ASSETS AT DECEMBER 31, 2009                    3,010,040       4,730,638           --              --
Changes From Operations:
   - Net investment income (loss)                    (13,657)        (33,798)        (375)           (536)
   - Net realized gain (loss) on investments         179,144         479,247          144               3
   - Net change in unrealized appreciation or
     depreciation on investments                     324,607         962,854        5,095           8,091
                                                  ----------     -----------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   490,094       1,408,303        4,864           7,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,228,834       3,002,289      432,334         879,137
   - Contract withdrawals and transfers to
     annuity reserves                               (191,193)       (284,622)     (26,049)             --
   - Contract transfers                            1,327,697       2,820,268      108,098              --
                                                  ----------     -----------     --------        --------
                                                   3,365,338       5,537,935      514,383         879,137
   Annuity Reserves:
   - Transfer from accumulation units                     --              --           --              --
   - Annuity Payments                                     --              --           --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --              --
                                                  ----------     -----------     --------        --------
                                                          --              --           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          3,365,338       5,537,935      514,383         879,137
                                                  ----------     -----------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,855,432       6,946,238      519,247         886,695
                                                  ----------     -----------     --------        --------
NET ASSETS AT DECEMBER 31, 2010                   $6,865,472     $11,676,876     $519,247        $886,695
                                                  ==========     ===========     ========        ========

                                                   LVIP SSgA      LVIP SSgA
                                                   MODERATELY     MODERATELY    LVIP SSgA
                                                   AGGRESSIVE     AGGRESSIVE     S&P 500     LVIP SSgA      LVIP SSgA
                                                     INDEX        STRUCTURED      INDEX       S&P 500       SMALL-CAP
                                                   ALLOCATION     ALLOCATION    STANDARD       INDEX          INDEX
                                                 SERVICE CLASS  SERVICE CLASS     CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --       $     --     $ 230,929    $ 5,327,198    $1,868,880
Changes From Operations:
   - Net investment income (loss)                        --             --        (2,504)       (18,377)      (26,396)
   - Net realized gain (loss) on investments             --             --       (51,437)      (429,932)     (144,903)
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --       104,640      2,232,948       856,991
                                                   --------       --------     ---------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --        50,699      1,784,639       685,692
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --        43,220      1,724,872       564,479
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --       (56,343)      (330,294)      (75,463)
   - Contract transfers                                  --             --      (107,111)     1,283,662       365,502
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --      (120,234)     2,678,240       854,518
   Annuity Reserves:
   - Annuity Payments                                    --             --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --             --            --
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --      (120,234)     2,678,240       854,518
                                                   --------       --------     ---------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --       (69,535)     4,462,879     1,540,210
                                                   --------       --------     ---------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                          --             --       161,394      9,790,077     3,409,090
Changes From Operations:
   - Net investment income (loss)                       (70)          (503)          (34)       (84,066)      (58,740)
   - Net realized gain (loss) on investments             --              3        12,548        403,949       191,964
   - Net change in unrealized appreciation or
     depreciation on investments                      1,139          8,623        34,062      1,598,916       944,027
                                                   --------       --------     ---------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,069          8,123        46,576      1,918,799     1,077,251
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             195,787        846,473        19,200      4,532,955     1,319,350
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --       (32,223)      (461,631)     (130,186)
   - Contract transfers                                  --             --       268,513      1,673,570       166,755
                                                   --------       --------     ---------    -----------    ----------
                                                    195,787        846,473       255,490      5,744,894     1,355,919
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --             --            --
   - Annuity Payments                                    --             --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --             --            --
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           195,787        846,473       255,490      5,744,894     1,355,919
                                                   --------       --------     ---------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             196,856        854,596       302,066      7,663,693     2,433,170
                                                   --------       --------     ---------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                    $196,856       $854,596     $ 463,460    $17,453,770    $5,842,260
                                                   ========       ========     =========    ===========    ==========

                                                                                    LVIP            LVIP
                                                                               T. ROWE PRICE   T. ROWE PRICE
                                                   LVIP SSgA        LVIP         STRUCTURED      STRUCTURED
                                                   SMALL-MID    T. ROWE PRICE     MID-CAP         MID-CAP
                                                    CAP 200     GROWTH STOCK       GROWTH          GROWTH
                                                 SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  273,108     $  672,060       $ 68,297      $  930,708
Changes From Operations:
   - Net investment income (loss)                      2,684        (16,451)        (1,320)        (22,803)
   - Net realized gain (loss) on investments          59,225        (67,550)        (1,790)        (65,468)
   - Net change in unrealized appreciation or
     depreciation on investments                     345,395        412,148         35,471         565,235
                                                  ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   407,304        328,147         32,361         476,964
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              368,024         55,484          2,501         130,376
   - Contract withdrawals and transfers to
     annuity reserves                                (20,047)       (25,603)       (10,304)        (55,683)
   - Contract transfers                              412,227        336,875         21,298         443,233
                                                  ----------     ----------       --------      ----------
                                                     760,204        366,756         13,495         517,926
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                  ----------     ----------       --------      ----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            760,204        366,756         13,495         517,926
                                                  ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,167,508        694,903         45,856         994,890
                                                  ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2009                    1,440,616      1,366,963        114,153       1,925,598
Changes From Operations:
   - Net investment income (loss)                      3,677        (30,197)        (1,865)        (38,415)
   - Net realized gain (loss) on investments         209,381         55,466         10,959          51,627
   - Net change in unrealized appreciation or
     depreciation on investments                     371,367        242,272         15,085         529,660
                                                  ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   584,425        267,541         24,179         542,872
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              890,144        300,329             18         306,227
   - Contract withdrawals and transfers to
     annuity reserves                                (62,983)      (125,170)       (39,474)       (114,951)
   - Contract transfers                              418,262        358,419         11,108          17,814
                                                  ----------     ----------       --------      ----------
                                                   1,245,423        533,578        (28,348)        209,090
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                  ----------     ----------       --------      ----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,245,423        533,578        (28,348)        209,090
                                                  ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,829,848        801,119         (4,169)        751,962
                                                  ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   $3,270,464     $2,168,082       $109,984      $2,677,560
                                                  ==========     ==========       ========      ==========

See accompanying notes.

                                                                     LVIP
                                                      LVIP          TURNER           LVIP           LVIP
                                                   TEMPLETON       MID-CAP       WELLS FARGO    WILSHIRE 2010
                                                     GROWTH         GROWTH     INTRINSIC VALUE     PROFILE
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,478,450      $  697,056     $1,117,134       $499,512
Changes From Operations:
   - Net investment income (loss)                       4,376         (14,317)        (8,530)           137
   - Net realized gain (loss) on investments         (150,916)       (178,891)      (147,976)         2,200
   - Net change in unrealized appreciation or
     depreciation on investments                      863,341         509,185        404,060        118,524
                                                   ----------      ----------     ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    716,801         315,977        247,554        120,861
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               341,996          93,511         34,825            122
   - Contract withdrawals and transfers to
     annuity reserves                                 (77,545)        (41,520)       (45,009)       (17,067)
   - Contract transfers                               228,861             794        (47,324)       219,356
                                                   ----------      ----------     ----------       --------
                                                      493,312          52,785        (57,508)       202,411
   Annuity Reserves:
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --             --
                                                   ----------      ----------     ----------       --------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             493,312          52,785        (57,508)       202,411
                                                   ----------      ----------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,210,113         368,762        190,046        323,272
                                                   ----------      ----------     ----------       --------
NET ASSETS AT DECEMBER 31, 2009                     3,688,563       1,065,818      1,307,180        822,784
Changes From Operations:
   - Net investment income (loss)                       1,212         (20,291)       (12,246)        (7,411)
   - Net realized gain (loss) on investments          (99,888)        (17,107)      (158,610)        11,938
   - Net change in unrealized appreciation or
     depreciation on investments                      289,539         317,622        296,646         75,866
                                                   ----------      ----------     ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    190,863         280,224        125,790         80,393
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               396,142         188,540         80,399         80,857
   - Contract withdrawals and transfers to
     annuity reserves                                (149,164)        (51,872)      (102,709)       (83,140)
   - Contract transfers                                48,587          (1,989)      (154,708)        34,964
                                                   ----------      ----------     ----------       --------
                                                      295,565         134,679       (177,018)        32,681
   Annuity Reserves:
   - Transfer from accumulation units                      --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --             --
                                                   ----------      ----------     ----------       --------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             295,565         134,679       (177,018)        32,681
                                                   ----------      ----------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               486,428         414,903        (51,228)       113,074
                                                   ----------      ----------     ----------       --------
NET ASSETS AT DECEMBER 31, 2010                    $4,174,991      $1,480,721     $1,255,952       $935,858
                                                   ==========      ==========     ==========       ========

                                                                                                  LVIP
                                                      LVIP          LVIP            LVIP        WILSHIRE
                                                 WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040  CONSERVATIVE
                                                    PROFILE        PROFILE        PROFILE        PROFILE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $237,153      $ 356,008       $109,942     $ 5,123,736
Changes From Operations:
   - Net investment income (loss)                        (36)          (350)          (502)        191,729
   - Net realized gain (loss) on investments           5,611         (6,312)        (2,262)         42,928
   - Net change in unrealized appreciation or
     depreciation on investments                      72,127        122,413         32,125       1,221,092
                                                    --------      ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    77,702        115,751         29,361       1,455,749
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,122         73,000             --         290,781
   - Contract withdrawals and transfers to
     annuity reserves                                 (4,511)       (66,996)       (10,716)       (463,652)
   - Contract transfers                              155,474            201             --       3,058,903
                                                    --------      ---------       --------     -----------
                                                     152,085          6,205        (10,716)      2,886,032
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                    --------      ---------       --------     -----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            152,085          6,205        (10,716)      2,886,032
                                                    --------      ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              229,787        121,956         18,645       4,341,781
                                                    --------      ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2009                      466,940        477,964        128,587       9,465,517
Changes From Operations:
   - Net investment income (loss)                     (5,107)        (4,036)        (1,279)        210,746
   - Net realized gain (loss) on investments           3,138         26,518         (5,766)        131,404
   - Net change in unrealized appreciation or
     depreciation on investments                      47,083         19,699         18,040         586,986
                                                    --------      ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    45,114         42,181         10,995         929,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --          1,813       1,666,663
   - Contract withdrawals and transfers to
     annuity reserves                                (12,058)        (7,494)        (7,000)       (631,477)
   - Contract transfers                                1,688        (97,746)       (57,943)      1,205,796
                                                    --------      ---------       --------     -----------
                                                     (10,370)      (105,240)       (63,130)      2,240,982
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                    --------      ---------       --------     -----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (10,370)      (105,240)       (63,130)      2,240,982
                                                    --------      ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,744        (63,059)       (52,135)      3,170,118
                                                    --------      ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2010                     $501,684      $ 414,905       $ 76,452     $12,635,635
                                                    ========      =========       ========     ===========

                                                                     LVIP
                                                     LVIP          WILSHIRE
                                                   WILSHIRE       MODERATELY   LORD ABBETT
                                                   MODERATE       AGGRESSIVE   FUNDAMENTAL     MFS VIT        MFS VIT
                                                    PROFILE        PROFILE       EQUITY      CORE EQUITY      GROWTH
                                                 SERVICE CLASS  SERVICE CLASS   CLASS VC    SERVICE CLASS  INITIAL CLASS
                                                  SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $26,819,220    $11,503,260     $    --       $ 76,056       $142,578
Changes From Operations:
   - Net investment income (loss)                     685,229        313,402          --           (266)        (1,584)
   - Net realized gain (loss) on investments         (806,168)      (617,416)         --           (896)        (1,096)
   - Net change in unrealized appreciation or
     depreciation on investments                    6,597,665      3,169,641          --         22,934         44,059
                                                  -----------    -----------     -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,476,726      2,865,627          --         21,772         41,379
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,281,421      1,049,795          --             --          7,925
   - Contract withdrawals and transfers to
     annuity reserves                              (1,630,710)      (615,632)         --         (4,125)       (27,072)
   - Contract transfers                              (768,789)      (678,442)         --         (2,216)        (1,708)
                                                  -----------    -----------     -------       --------       --------
                                                   (1,118,078)      (244,279)         --         (6,341)       (20,855)
   Annuity Reserves:
   - Annuity Payments                                      --             --          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --          --             --             --
                                                  -----------    -----------     -------       --------       --------
                                                           --             --          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,118,078)      (244,279)         --         (6,341)       (20,855)
                                                  -----------    -----------     -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,358,648      2,621,348          --         15,431         20,524
                                                  -----------    -----------     -------       --------       --------
NET ASSETS AT DECEMBER 31, 2009                    32,177,868     14,124,608          --         91,487        163,102
Changes From Operations:
   - Net investment income (loss)                     391,133        181,387         (29)          (659)        (1,939)
   - Net realized gain (loss) on investments          (72,840)      (139,767)        184          2,405          9,122
   - Net change in unrealized appreciation or
     depreciation on investments                    3,055,287      1,683,493       4,907          9,863         12,154
                                                  -----------    -----------     -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,373,580      1,725,113       5,062         11,609         19,337
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,745,640      2,631,449      24,567             27             --
   - Contract withdrawals and transfers to
     annuity reserves                              (2,366,752)      (957,632)       (124)       (11,673)       (30,648)
   - Contract transfers                             2,081,264      2,204,245       6,432            (51)           (85)
                                                  -----------    -----------     -------       --------       --------
                                                    3,460,152      3,878,062      30,875        (11,697)       (30,733)
   Annuity Reserves:
   - Transfer from accumulation units                      --             --          --             --             --
   - Annuity Payments                                      --             --          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --          --             --             --
                                                  -----------    -----------     -------       --------       --------
                                                           --             --          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,460,152      3,878,062      30,875        (11,697)       (30,733)
                                                  -----------    -----------     -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,833,732      5,603,175      35,937            (88)       (11,396)
                                                  -----------    -----------     -------       --------       --------
NET ASSETS AT DECEMBER 31, 2010                   $39,011,600    $19,727,783     $35,937       $ 91,399       $151,706
                                                  ===========    ===========     =======       ========       ========

See accompanying notes.

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                     GROWTH      TOTAL RETURN  TOTAL RETURN     UTILITIES
                                                 SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  INITIAL CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $199,968      $1,381,280    $12,218,673     $ 656,021
Changes From Operations:
   - Net investment income (loss)                     (3,912)         31,094        205,346        24,250
   - Net realized gain (loss) on investments             557         (85,804)      (665,355)      (39,711)
   - Net change in unrealized appreciation or
     depreciation on investments                      84,989         231,495      2,535,643       175,726
                                                    --------      ----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    81,634         176,785      2,075,634       160,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               21,591          13,250      1,407,920        42,502
   - Contract withdrawals and transfers to
     annuity reserves                                (14,910)       (380,926)      (841,276)     (115,906)
   - Contract transfers                               22,415        (100,555)       433,166      (120,939)
                                                    --------      ----------    -----------     ---------
                                                      29,096        (468,231)       999,810      (194,343)
   Annuity Reserves:
   - Annuity Payments                                     --          (2,090)        (1,731)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            (29)           --
                                                    --------      ----------    -----------     ---------
                                                          --          (2,090)        (1,760)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             29,096        (470,321)       998,050      (194,343)
                                                    --------      ----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              110,730        (293,536)     3,073,684       (34,078)
                                                    --------      ----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                      310,698       1,087,744     15,292,357       621,943
Changes From Operations:
   - Net investment income (loss)                     (5,272)         13,521        136,084         9,877
   - Net realized gain (loss) on investments          12,928         (17,017)      (182,075)        3,525
   - Net change in unrealized appreciation or
     depreciation on investments                      34,911          73,292      1,194,539        48,727
                                                    --------      ----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    42,567          69,796      1,148,548        62,129
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               36,840              90        696,312            --
   - Contract withdrawals and transfers to
     annuity reserves                                (47,664)       (300,929)    (1,380,722)      (86,479)
   - Contract transfers                               22,037         (38,396)      (284,081)      (13,356)
                                                    --------      ----------    -----------     ---------
                                                      11,213        (339,235)      (968,491)      (99,835)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --             --            --
   - Annuity Payments                                     --          (1,509)        (1,874)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             17            --
                                                    --------      ----------    -----------     ---------
                                                          --          (1,509)        (1,857)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             11,213        (340,744)      (970,348)      (99,835)
                                                    --------      ----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               53,780        (270,948)       178,200       (37,706)
                                                    --------      ----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                     $364,478      $  816,796    $15,470,557     $ 584,237
                                                    ========      ==========    ===========     =========

                                                                  NB AMT                  OPPENHEIMER
                                                    MFS VIT      MID-CAP       NB AMT        GLOBAL
                                                   UTILITIES     GROWTH I    REGENCY I     SECURITIES
                                                 SERVICE CLASS    CLASS        CLASS     SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $ 8,758,111   $3,961,626  $ 4,097,055     $    --
Changes From Operations:
   - Net investment income (loss)                     268,591      (63,184)       6,636          --
   - Net realized gain (loss) on investments         (916,196)     (90,108)    (311,929)         --
   - Net change in unrealized appreciation or
     depreciation on investments                    3,086,839    1,156,351    2,014,658          --
                                                  -----------   ----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,439,234    1,003,059    1,709,365          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               359,802       65,061       20,803          --
   - Contract withdrawals and transfers to
     annuity reserves                                (539,476)    (378,494)    (376,454)         --
   - Contract transfers                              (403,054)    (537,276)    (341,539)         --
                                                  -----------   ----------  -----------     -------
                                                     (582,728)    (850,709)    (697,190)         --
   Annuity Reserves:
   - Annuity Payments                                  (1,856)          --           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (32)          --           --          --
                                                  -----------   ----------  -----------     -------
                                                       (1,888)          --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (584,616)    (850,709)    (697,190)         --
                                                  -----------   ----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,854,618      152,350    1,012,175          --
                                                  -----------   ----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2009                    10,612,729    4,113,976    5,109,230          --
Changes From Operations:
   - Net investment income (loss)                     143,614      (67,272)     (44,859)       (257)
   - Net realized gain (loss) on investments         (146,636)     160,576      (92,827)        409
   - Net change in unrealized appreciation or
     depreciation on investments                    1,181,973      873,824    1,169,712       9,687
                                                  -----------   ----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,178,951      967,128    1,032,026       9,839
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               606,484        8,137        5,104      56,865
   - Contract withdrawals and transfers to
     annuity reserves                                (907,079)    (577,075)    (554,358)       (291)
   - Contract transfers                              (396,652)    (218,517)    (659,516)        960
                                                  -----------   ----------  -----------     -------
                                                     (697,247)    (787,455)  (1,208,770)     57,534
   Annuity Reserves:
   - Transfer from accumulation units                      --           --           --          --
   - Annuity Payments                                  (2,106)          --           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 20           --           --          --
                                                  -----------   ----------  -----------     -------
                                                       (2,086)          --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (699,333)    (787,455)  (1,208,770)     57,534
                                                  -----------   ----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               479,618      179,673     (176,744)     67,373
                                                  -----------   ----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2010                   $11,092,347   $4,293,649  $ 4,932,486     $67,373
                                                  ===========   ==========  ===========     =======

                                                   PIMCO VIT     PUTNAM VT   PUTNAM VT
                                                   COMMODITY       GLOBAL     GROWTH &
                                                  REAL RETURN   HEALTH CARE    INCOME
                                                 ADVISOR CLASS    CLASS IB    CLASS IB
                                                  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $     --      $105,401    $ 71,886
Changes From Operations:
   - Net investment income (loss)                      8,054        (1,603)        734
   - Net realized gain (loss) on investments          24,146         9,132     (29,306)
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,670)       15,832      41,312
                                                    --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,530        23,361      12,740
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               52,020            11          --
   - Contract withdrawals and transfers to
     annuity reserves                                   (438)       (1,274)     (5,219)
   - Contract transfers                              226,038        (3,963)    (27,550)
                                                    --------      --------    --------
                                                     277,620        (5,226)    (32,769)
   Annuity Reserves:
   - Annuity Payments                                     --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --          --
                                                    --------      --------    --------
                                                          --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            277,620        (5,226)    (32,769)
                                                    --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              304,150        18,135     (20,029)
                                                    --------      --------    --------
NET ASSETS AT DECEMBER 31, 2009                      304,150       123,536      51,857
Changes From Operations:
   - Net investment income (loss)                     72,454           360         (49)
   - Net realized gain (loss) on investments           5,932         1,861        (345)
   - Net change in unrealized appreciation or
     depreciation on investments                      65,839          (474)      6,906
                                                    --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   144,225         1,747       6,512
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              267,319            54          32
   - Contract withdrawals and transfers to
     annuity reserves                                (47,254)      (58,566)         --
   - Contract transfers                              183,007        20,483          --
                                                    --------      --------    --------
                                                     403,072       (38,029)         32
   Annuity Reserves:
   - Transfer from accumulation units                     --            --          --
   - Annuity Payments                                     --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --          --
                                                    --------      --------    --------
                                                          --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            403,072       (38,029)         32
                                                    --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              547,297       (36,282)      6,544
                                                    --------      --------    --------
NET ASSETS AT DECEMBER 31, 2010                     $851,447      $ 87,254    $ 58,401
                                                    ========      ========    ========

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-four available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Fund**
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class A Fund**
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class A Fund**
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund**
   ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund** American Funds Global Small Capitalization Class 2 Fund American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series

   Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund**
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund

Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital  Appreciation  Series I Fund
   Invesco V.I. Capital  Appreciation Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Worldwide  Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American International Service Class II Fund
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund**
   LVIP Columbia Value Opportunities Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund

   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund**
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund**
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund**
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund**
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio**

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Regency I Class Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund**
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    - Denotes an affiliate of The Company.

**   - Available fund with no money invested at December 31, 2010.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

INVESTMENT FUND CHANGES: During 2009, the following funds became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009:

ABVPSF Global Thematic Growth Class A Fund
ABVPSF Growth and Income Class A Fund
ABVPSF International Value Class A Fund
ABVPSF Small/Mid Cap Value Class A Fund
American Century VP Inflation Protection Class I Fund
American Class 1 Funds Global Growth Class 1 Fund
American Class 1 Funds Global Small Capitalization Class 1 Fund
American Class 1 Funds Growth Class 1 Fund
American Class 1 Funds Growth-Income Class 1 Fund
American Class 1 Funds International Class 1 Fund
BlackRock Global Allocation V.I. Class I Fund
BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Diversified Income Standard Class Series
Delaware VIP Emerging Markets Standard Class Series
Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP U.S. Growth Standard Class Series
DWS VIP Alternative  Asset Allocation Plus Class A Fund
DWS VIP Alternative  Asset Allocation Plus Class B Fund
Fidelity VIP Contrafund  Initial Class Portfolio
Fidelity VIP Mid Cap Initial Class Portfolio
FTVIPT Franklin Income Securities Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund
LVIP Baron Growth Opportunities Standard Class Fund

LVIP Capital Growth Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund
LVIP Delaware Growth and Income Standard Class Fund
LVIP Delaware Special Opportunities Standard Class Fund
LVIP Global Income Standard Class Fund
LVIP Global Income Service Class Standard Class Fund
LVIP Marsico International Growth Standard Class Fund
LVIP MFS Value Standard Class Fund
LVIP Mid-Cap Value Standard Class Fund
LVIP SSgA Bond Index Standard Class Fund
LVIP SSgA Developed International 150 Standard Class Fund
LVIP SSgA Emerging Markets 100 Standard Class Fund
LVIP SSgA International Index Standard Class Fund
LVIP SSgA Large Cap 100 Standard Class Fund
LVIP SSgA Small-Cap Index Standard Class Fund
LVIP SSgA Small-Mid Cap 200 Standard Class Fund
LVIP T. Rowe Price Growth Stock Standard Class Fund
LVIP Templeton Growth Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund PIMCO VIT Commodity Real Return Administrative Class Fund
PIMCO VIT Commodity Real Return Advisor Class Fund

Also during 2009, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class A Fund                         ABVPSF Global Thematic Growth Class A Fund
ABVPSF Global Technology Class B Fund                         ABVPSF Global Thematic Growth Class B Fund
Delaware VIP Capital Reserves Service Class Series            Delaware VIP Limited-Term Diversified Income Service Class Series
FTVIPT Templeton Global Income Securities Class 2 Fund        FTVIPT Templeton Global Bond Securities Class 2 Fund
Janus Aspen Series Mid Cap Growth Service Class Portfolio     Janus Aspen Series Enterprise Service Class Portfolio
Janus Aspen Series Worldwide Growth Service Class Portfolio   Janus Aspen Series Worldwide Service Class Portfolio
LVIP FI Equity-Income Standard Class Fund                     LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP FI Equity-Income Service Class Fund                      LVIP Wells Fargo Intrinsic Value Service Class Fund
Putnam VT Health Sciences Class IB Fund                       Putnam VT Global Health Care Class IB Fund

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund.

During 2010, the following funds became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class II Fund
LVIP American Global Small Capitalization Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP American Growth-Income Service Class II Fund
LVIP American International Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund
LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund          Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                        LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund          LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund          LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund           LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                           Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio                  Morgan Stanley UIF Capital Growth Class II Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the fourteen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2010 and 2009, were $4,793,658 and $4,418,858, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2010 and 2009, sales charges amounted to $279,687 and $119,310, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
              2010                  1.25%    2.80%    $ 4.74    $18.80      161,329  $  1,698,177     15.31%    17.05%      2.08%
              2009                  1.25%    2.80%      4.07     16.11      207,358     1,734,910     48.91%    51.24%      0.00%
              2008                  1.25%    2.80%      2.70     10.69      255,641     1,422,126    -48.92%   -48.11%      0.00%
              2007                  1.25%    2.80%      5.23     20.68      266,476     2,573,685     17.64%    18.35%      0.00%
              2006                  1.30%    1.90%      4.43     17.52      247,607     1,725,587      6.34%     6.98%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
              2010                  0.75%    2.80%      8.40     14.31      625,404     7,283,147      9.69%    11.95%      0.00%
              2009                  0.75%    2.80%      8.01     12.89      644,282     6,786,606     17.32%    18.97%      3.58%
              2008                  1.15%    2.55%      6.73     10.89      725,854     6,545,593    -42.19%   -41.37%      1.74%
              2007                  1.15%    2.55%     12.00     18.65      750,307    11,609,683      2.32%     3.56%      1.18%
              2006                  1.25%    2.45%     11.73     18.08      712,281    10,766,591     14.15%    15.53%      1.17%
ABVPSF INTERNATIONAL VALUE CLASS B
              2010                  0.65%    2.80%      7.14      7.81    1,086,316     8,263,725      1.42%     3.62%      2.78%
              2009                  0.65%    2.80%      6.91      7.58    1,078,067     8,023,441     30.97%    33.49%      1.12%
              2008                  0.65%    2.55%      5.48      5.71    1,116,025     6,298,328    -54.46%   -53.82%      0.90%
              2007                  1.15%    2.55%     12.24     12.38      746,451     9,175,572      3.52%     4.27%      0.87%
              2006       7/20/06    1.25%    1.95%     11.82     11.87      110,355     1,306,888      4.12%    22.59%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
              2010                  1.40%    1.70%      5.88     13.68       86,073       758,632      7.98%     8.31%      0.26%
              2009                  1.40%    1.70%      5.44     12.66      110,946       870,301     34.79%    35.20%      0.00%
              2008                  1.40%    1.70%      4.04      9.38      137,530       802,609    -40.84%   -40.66%      0.00%
              2007                  1.25%    1.70%      6.82     15.84      241,648     2,177,105     11.70%    12.20%      0.00%
              2006                  1.25%    1.70%      6.10     14.17      284,267     2,256,152     -2.32%    -1.88%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
              2010                  0.65%    2.55%     11.45     24.50      517,546     9,003,067     23.41%    25.76%      0.27%
              2009                  0.65%    2.55%      9.13     19.67      452,129     6,441,402     39.06%    41.75%      0.77%
              2008                  0.65%    2.65%      7.01     14.01      354,669     3,564,791    -37.37%   -36.48%      0.43%
              2007                  1.15%    2.55%     11.85     22.15      254,035     4,218,747     -0.43%     0.27%      0.69%
              2006                  1.25%    2.35%     11.90     22.17      167,934     3,056,392     12.05%    12.78%      0.23%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
              2010                  0.75%    2.85%     10.82     12.46    2,050,930    24,348,757      2.20%     4.31%      1.65%
              2009                  0.75%    2.80%     10.66     12.01    1,943,884    22,593,535      7.36%     9.41%      1.73%
              2008                  0.75%    2.65%      9.93     11.03    1,548,195    16,622,077     -4.17%    -2.72%      4.85%
              2007                  1.15%    2.65%     10.36     11.35    1,348,687    15,006,630      6.64%     8.15%      4.56%
              2006                  1.25%    2.65%      9.75     10.49    1,333,328    13,804,770     -0.83%     0.32%      3.34%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2010                  0.65%    2.85%     11.20     16.19    1,148,727    17,543,478      8.66%    11.02%      1.51%
              2009                  0.65%    2.80%     10.12     14.67    1,134,636    15,847,735     38.38%    41.24%      1.46%
              2008                  0.75%    2.80%      7.60     10.44    1,129,386    11,336,240    -40.00%   -39.09%      2.01%
              2007                  1.15%    2.65%     14.95     17.16      918,991    15,312,533     12.07%    13.42%      2.96%
              2006                  1.25%    2.45%     13.48     15.13      622,543     9,204,327     18.16%    18.93%      0.87%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
              2010                  0.65%    2.85%     11.17     29.92      750,489    16,495,780     19.04%    21.62%      1.66%
              2009                  0.65%    2.80%      9.21     24.84      736,037    14,036,268     56.84%    60.24%      0.30%
              2008                  0.65%    2.80%      6.29     15.65      637,442     7,813,603    -54.81%   -54.03%      0.00%
              2007                  1.10%    2.80%     17.12     34.21      563,595    15,255,455     18.43%    19.92%      3.04%
              2006                  1.25%    2.50%     14.49     28.62      437,693     9,674,755     21.17%    22.51%      0.47%
AMERICAN FUNDS GROWTH CLASS 2
              2010                  0.65%    2.85%      9.66     19.20    6,193,558    93,251,626     15.41%    17.79%      0.73%
              2009                  0.75%    2.80%      8.27     16.44    6,474,620    84,571,379     35.56%    38.37%      0.65%
              2008                  0.75%    2.80%      6.03     11.98    6,816,758    65,510,396    -45.52%   -44.61%      0.86%
              2007                  1.15%    2.80%     10.95     21.73    6,154,509   106,899,235      9.41%    10.95%      0.84%
              2006                  1.25%    2.65%      9.90     19.65    5,195,894    80,438,587      7.55%     8.85%      0.91%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2010                  0.65%    2.85%    $ 9.25    $16.28    6,432,388   $83,560,147      8.29%    10.70%      1.55%
              2009                  0.65%    2.85%      8.38     14.85    6,408,583    76,909,875     27.55%    30.39%      1.56%
              2008                  0.65%    2.85%      6.95     11.50    6,931,147    65,081,606    -39.48%   -38.56%      1.79%
              2007                  1.15%    2.65%     12.05     18.79    6,307,570    98,075,890      2.30%     3.74%      1.63%
              2006                  1.25%    2.65%     11.82     18.18    5,223,829    79,559,863     12.41%    13.77%      1.77%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2010                  0.75%    2.85%     10.75     23.75    2,478,687    44,063,816      4.27%     6.27%      2.05%
              2009                  0.90%    2.80%     10.11     22.51    2,522,984    43,087,776     39.12%    41.80%      1.54%
              2008                  0.90%    2.80%      7.28     15.99    2,656,473    32,607,236    -43.72%   -42.76%      2.05%
              2007                  1.10%    2.80%     13.28     28.07    2,417,904    51,430,195     16.88%    18.53%      1.65%
              2006                  1.25%    2.65%     11.25     23.76    2,039,633    36,443,544     16.10%    17.50%      1.86%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
              2010                  0.75%    2.85%     12.31     12.64    1,106,687    13,806,109      7.00%     8.78%      2.17%
              2009       7/14/09    0.90%    2.55%     11.50     11.62      166,801     1,928,875      0.14%    14.29%      2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
              2010                  0.65%    2.85%     12.70     15.09    3,102,682    44,404,564      4.84%     7.06%      3.98%
              2009                  0.75%    2.85%     12.11     14.16    2,234,856    30,370,661     23.10%    25.71%      5.50%
              2008                  0.75%    2.85%      9.96     11.32    1,774,133    19,410,248     -7.25%    -5.99%      3.65%
              2007                  1.15%    2.50%     10.74     12.06    1,602,126    18,806,780      4.76%     6.08%      2.62%
              2006                  1.25%    2.50%     10.27     11.37    1,077,327    12,025,261      5.02%     6.23%      1.25%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
              2010                  0.75%    2.80%     11.80     39.71      836,850    17,597,531     14.95%    17.33%      0.60%
              2009                  0.75%    2.80%     10.10     34.15      796,327    14,713,375     72.77%    76.34%      0.89%
              2008                  0.75%    2.80%      5.75     19.54      841,109     8,985,568    -53.02%   -52.24%      1.32%
              2007                  1.15%    2.80%     20.03     41.11      715,425    16,791,906     35.16%    36.79%      1.33%
              2006                  1.25%    2.45%     14.89     30.18      523,453     9,627,921     24.12%    25.24%      0.91%
DELAWARE VIP HIGH YIELD STANDARD CLASS
              2010                  1.40%    2.15%     13.80     17.64       37,087       651,513     12.87%    13.72%      7.83%
              2009                  1.40%    2.15%     12.23     15.51       42,659       659,241     45.81%    46.90%      7.84%
              2008                  1.40%    2.15%      8.39     10.56       59,710       628,708    -25.79%   -25.23%      9.89%
              2007                  1.40%    2.15%     11.30     14.12      113,806     1,606,000      0.61%     1.37%      6.74%
              2006                  1.40%    2.15%     11.23     13.93      122,300     1,702,644     10.05%    10.88%      6.66%
DELAWARE VIP HIGH YIELD SERVICE CLASS
              2010                  0.75%    2.80%     12.99     21.99      942,467    16,394,024     11.74%    14.05%      7.47%
              2009                  0.75%    2.80%     11.46     19.45      892,462    14,029,082     44.98%    47.54%      7.20%
              2008                  0.75%    2.50%      8.01     13.29      799,471     8,670,568    -26.29%   -25.29%      8.38%
              2007                  1.15%    2.50%     11.15     17.87      804,971    12,037,208      0.01%     1.27%      6.14%
              2006                  1.25%    2.50%     11.16     17.71      706,679    10,723,799      9.48%    10.80%      6.16%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
              2010                  0.65%    2.85%     10.87     11.90    1,133,102    13,156,486      1.42%     3.62%      2.02%
              2009                  0.65%    2.80%     11.14     11.49      526,246     5,958,645     10.40%    11.88%      3.37%
              2008                  0.65%    1.95%     10.09     10.33      181,814     1,854,976     -2.57%    -1.93%      4.40%
              2007                  1.30%    1.95%     10.36     10.53       50,939       531,398      2.22%     2.89%      4.56%
              2006                  1.25%    1.95%     10.16     10.24       55,920       571,124      2.47%     2.98%      4.33%
DELAWARE VIP REIT STANDARD CLASS
              2010                  1.40%    2.15%     10.83     25.31       31,541       790,420     24.29%    25.22%      2.78%
              2009                  1.40%    2.15%      8.72     20.21       39,856       798,797     20.68%    21.60%      4.80%
              2008                  1.40%    2.15%      7.22     16.62       45,860       756,320    -36.45%   -35.97%      2.50%
              2007                  1.40%    2.15%     11.36     25.95       65,083     1,685,829    -15.77%   -15.14%      1.55%
              2006                  1.40%    2.15%     13.49     30.58      105,365     3,218,141     29.81%    30.79%      1.87%
DELAWARE VIP REIT SERVICE CLASS
              2010                  1.25%    2.70%     10.31     22.12      583,548    10,340,763     23.30%    25.04%      2.68%
              2009                  1.25%    2.65%      8.33     17.76      609,191     8,788,159     20.01%    21.71%      4.37%
              2008                  1.25%    2.65%      7.02     14.65      669,511     8,055,493    -36.98%   -36.09%      2.13%
              2007                  1.25%    2.65%     11.20     23.02      759,282    14,473,638    -16.26%   -15.24%      1.10%
              2006                  1.25%    2.45%     13.38     27.27      755,788    17,301,594     29.12%    30.68%      1.54%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
              2010                  1.40%    2.15%    $12.81    $26.62       34,047   $   896,644     29.46%    30.43%      0.64%
              2009                  1.40%    2.15%      9.90     20.41       46,578       934,628     29.02%    30.00%      1.00%
              2008                  1.40%    2.15%      7.67     15.70       56,909       880,274    -31.37%   -30.85%      0.87%
              2007                  1.40%    2.15%     11.18     22.70       92,807     2,092,893     -8.61%    -7.92%      0.57%
              2006                  1.40%    2.15%     12.23     24.66      133,429     3,285,327     13.71%    14.57%      0.25%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
              2010                  0.75%    2.85%     11.62     25.96      938,813    18,102,120     28.28%    30.93%      0.46%
              2009                  0.75%    2.80%      8.93     20.01      931,387    14,527,468     27.93%    30.58%      0.67%
              2008                  0.75%    2.80%      7.43     15.46      974,434    11,838,703    -32.00%   -30.94%      0.47%
              2007                  1.25%    2.80%     10.96     22.48      877,484    16,093,929     -9.28%    -8.00%      0.25%
              2006                  1.25%    2.65%     12.13     24.53      707,392    14,272,750     13.13%    14.45%      0.02%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
              2010       10/8/10    1.40%    1.40%     11.83     11.83       41,057       485,534     13.41%    13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
              2010       10/8/10    1.15%    2.80%      9.41     20.62      414,054     6,424,434     12.98%    13.40%      0.00%
DELAWARE VIP TREND STANDARD CLASS
              2009                  1.40%    2.15%      8.75     10.11       56,266       492,868     51.43%    52.58%      0.00%
              2008                  1.40%    2.15%      5.73      6.68       70,014       401,917    -47.87%   -47.48%      0.00%
              2007                  1.40%    2.15%     10.92     10.92      120,331     1,314,699      9.21%     9.21%      0.00%
              2006                  1.40%    1.40%     10.00     10.00      172,576     1,725,117      6.10%     6.10%      0.00%
DELAWARE VIP TREND SERVICE CLASS
              2009                  1.15%    2.80%      7.00     15.33      344,720     3,989,233     50.56%    52.63%      0.00%
              2008                  1.15%    2.50%      4.61     10.09      377,620     2,895,182    -48.18%   -47.46%      0.00%
              2007                  1.15%    2.50%      8.81     19.29      383,460     5,679,592      7.78%     9.09%      0.00%
              2006                  1.25%    2.45%      8.11     17.75      393,256     5,587,281      4.73%     6.00%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
              2010                  0.65%    2.35%      9.97     13.85      208,823     2,445,380     10.90%    12.84%      0.00%
              2009                  0.65%    2.45%      8.97     12.39      176,677     1,955,508     39.48%    41.86%      0.00%
              2008                  0.75%    2.45%      6.49      8.81      181,397     1,437,444    -44.24%   -43.57%      0.00%
              2007                  1.25%    2.45%     11.65     15.66      156,638     2,262,095      9.66%    10.98%      0.00%
              2006                  1.25%    2.45%     11.14     14.16      161,058     2,125,204     -0.41%     0.79%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
              2010                  1.40%    1.40%     13.14     13.14       14,051       184,583     14.02%    14.02%      2.87%
              2009                  1.40%    2.15%      9.00     11.52       23,001       263,719     15.45%    16.32%      2.86%
              2008                  1.40%    2.15%      7.79      9.90       32,025       316,031    -34.84%   -34.35%      3.24%
              2007                  1.40%    2.35%     15.09     15.09       41,279       607,986     -4.08%    -4.08%      1.81%
              2006                  1.40%    1.40%     15.73     15.73       53,950       848,542     22.38%    22.38%      1.49%
DELAWARE VIP VALUE SERVICE CLASS
              2010                  1.15%    2.80%      9.32     15.80      592,966     7,602,371     12.14%    14.01%      2.22%
              2009                  1.15%    2.80%      8.18     13.92      609,144     6,955,676     14.91%    16.31%      2.93%
              2008                  1.15%    2.35%      7.03     12.02      644,275     6,481,523    -35.12%   -34.33%      2.70%
              2007                  1.15%    2.40%     11.82     18.39      662,680    10,287,813     -5.25%    -4.20%      1.27%
              2006                  1.25%    2.35%     12.47     19.26      505,269     8,327,048     20.92%    22.26%      1.23%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
              2010                  1.25%    2.80%     12.67     12.75      303,424     3,839,499     10.31%    10.76%      0.41%
              2009        9/2/09    1.25%    1.65%     11.48     11.51        4,328        49,770      1.77%     7.04%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
              2010                  1.25%    2.35%      8.54     15.12      200,440     2,341,674     12.04%    13.28%      1.98%
              2009                  1.25%    2.35%      7.57     13.39      296,615     2,899,686     23.39%    24.76%      2.91%
              2008                  1.25%    2.35%      6.09     10.77      366,999     2,872,840    -38.61%   -37.93%      2.52%
              2007                  1.25%    2.35%      9.86     17.42      461,475     5,665,995      3.06%     3.99%      1.55%
              2006                  1.25%    2.15%      9.52     16.81      537,865     6,258,091     13.06%    14.09%      1.17%
DWS VIP EQUITY 500 INDEX CLASS B
              2010                  1.25%    2.50%      9.96     13.83      238,458     3,086,837     11.69%    13.09%      1.71%
              2009                  1.25%    2.50%      8.90     12.24      293,217     3,362,104     22.92%    24.46%      2.68%
              2008                  1.25%    2.50%      7.29      9.84      343,991     3,199,057    -38.89%   -38.12%      2.22%
              2007                  1.25%    2.50%     11.96     15.92      401,406     6,007,428      2.54%     3.73%      1.23%
              2006                  1.25%    2.40%     11.66     15.36      385,552     5,699,773     12.51%    13.75%      0.85%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
              2010                  1.25%    2.35%    $11.60    $21.28       30,668   $   592,306     23.47%    24.82%      0.97%
              2009                  1.25%    2.35%      9.39     17.11       43,175       663,838     23.64%    25.00%      1.87%
              2008                  1.25%    2.35%      7.60     13.73       54,740       674,464    -35.66%   -34.94%      1.65%
              2007                  1.25%    2.35%     17.94     21.18       70,714     1,331,470     -3.55%    -3.12%      0.89%
              2006                  1.25%    1.70%     18.60     21.94       88,917     1,723,028     15.51%    16.03%      0.65%
DWS VIP SMALL CAP INDEX CLASS B
              2010                  1.25%    2.55%     11.79     18.06      119,903     1,946,989     23.43%    24.54%      0.64%
              2009                  1.25%    2.15%      9.52     14.52      145,827     1,868,669     23.58%    24.70%      1.63%
              2008                  1.25%    2.80%      7.41     11.65      174,996     1,833,481    -36.14%   -35.14%      1.40%
              2007                  1.25%    2.80%     11.90     17.98      198,271     3,271,806     -4.05%    -3.38%      0.59%
              2006                  1.25%    1.95%     12.38     18.63      159,270     2,736,835     14.93%    15.73%      0.32%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2010                  0.65%    2.85%     10.32     17.94    2,771,410    40,250,191     13.64%    16.17%      1.05%
              2009                  0.65%    2.85%      8.91     15.59    2,662,898    34,236,601     31.66%    34.60%      1.20%
              2008                  0.65%    2.85%      7.04     11.69    2,681,682    26,189,519    -44.28%   -43.32%      0.89%
              2007                  1.10%    2.80%     13.90     20.73    2,079,333    36,955,326     14.41%    15.85%      0.90%
              2006                  1.25%    2.50%     12.26     17.96    1,439,907    22,724,482      9.33%    10.05%      1.10%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
              2010                  1.40%    2.35%      9.90     11.97       49,458       589,945     12.48%    13.55%      1.65%
              2009                  1.40%    2.35%      8.80     10.54       62,920       661,398     27.18%    28.40%      2.23%
              2008                  1.40%    2.35%      8.21      8.21       81,512       667,683    -43.45%   -43.45%      2.09%
              2007                  1.40%    1.40%     14.51     14.51      120,210     1,744,766      0.12%     0.12%      1.65%
              2006                  1.40%    1.40%     14.50     14.50      140,772     2,040,786     18.52%    18.52%      3.28%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
              2010                  1.25%    2.50%      9.38     15.00      147,513     2,043,346     12.08%    13.49%      1.54%
              2009                  1.25%    2.50%      8.66     13.27      179,710     2,192,506     26.74%    28.27%      2.00%
              2008                  1.25%    2.45%      6.83     10.38      216,604     2,067,281    -44.20%   -43.52%      2.32%
              2007                  1.25%    2.45%     12.25     18.44      224,248     3,808,352     -1.18%     0.01%      1.50%
              2006                  1.25%    2.45%     12.39     18.51      253,442     4,277,123     17.03%    18.44%      2.95%
FIDELITY VIP GROWTH INITIAL CLASS
              2010                  1.40%    1.40%      7.79      7.79       27,910       217,326     22.45%    22.45%      0.26%
              2009                  1.40%    2.15%      6.36      8.95       35,005       223,539     25.56%    26.50%      0.44%
              2008                  1.40%    2.15%      5.03      7.13       38,421       193,967    -48.29%   -47.90%      0.57%
              2007                  1.40%    2.15%      9.65      9.65       70,056       677,742     25.20%    25.20%      0.83%
              2006                  1.40%    1.40%      7.71      7.71       82,129       632,974      5.36%     5.36%      0.42%
FIDELITY VIP GROWTH SERVICE CLASS 2
              2010                  0.75%    2.55%      6.58     14.72      274,884     3,089,942     20.87%    22.93%      0.03%
              2009                  0.75%    2.45%      5.40     12.07      263,703     2,462,291     25.12%    26.51%      0.20%
              2008                  1.15%    2.25%      4.29      9.59      302,246     2,237,876    -48.33%   -47.91%      0.60%
              2007                  1.15%    1.95%      8.28     18.49      301,473     4,348,313     24.28%    25.09%      0.36%
              2006                  1.25%    1.90%      6.65     14.83      244,783     2,894,690      4.78%     5.25%      0.15%
FIDELITY VIP MID CAP SERVICE CLASS 2
              2010                  0.65%    2.80%     12.22     15.32    1,492,380    22,285,551     25.02%    27.61%      0.13%
              2009                  0.75%    2.80%      9.59     12.06    1,489,715    17,620,587     35.89%    38.70%      0.49%
              2008                  0.75%    2.80%      7.18      8.74    1,388,995    11,957,576    -41.28%   -40.30%      0.24%
              2007                  1.15%    2.80%     14.39     14.64      962,202    13,951,114     13.11%    13.85%      0.51%
              2006                  1.30%    1.95%     12.74     12.86      553,398     7,076,892     10.29%    10.95%      0.09%
FIDELITY VIP OVERSEAS INITIAL CLASS
              2010                  1.40%    1.40%     10.99     10.99        9,204       101,129     11.55%    11.55%      1.39%
              2009                  1.40%    1.40%      9.85      9.85       10,064        99,119     24.77%    24.77%      1.91%
              2008                  1.40%    1.40%      7.89      7.89       15,030       118,640    -44.59%   -44.59%      2.36%
              2007                  1.40%    1.40%     14.24     14.24       21,890       311,796     15.68%    15.68%      3.80%
              2006                  1.40%    1.40%     12.31     12.31       31,920       393,029     16.44%    16.44%      0.91%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
              2010                  1.15%    2.50%      9.67     19.36      258,604     4,156,534     10.05%    11.54%      1.14%
              2009                  1.15%    2.50%      8.71     17.43      294,153     4,350,399     23.16%    24.78%      1.92%
              2008                  1.15%    2.45%      7.01     14.03      324,270     3,816,208    -45.32%   -44.60%      2.48%
              2007                  1.15%    2.45%     12.73     25.45      324,398     6,909,696     14.22%    15.60%      2.99%
              2006                  1.25%    2.45%     11.06     22.09      282,744     5,470,236     14.92%    16.31%      0.68%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
              2010                  0.65%    2.85%    $10.97    $11.93    2,212,406   $25,815,263      9.51%    11.95%      6.44%
              2009                  0.65%    2.85%      9.82     10.72    2,120,385    22,357,290     31.79%    34.58%      8.12%
              2008                  0.75%    2.85%      7.65      8.01    2,047,115    16,199,724    -31.50%   -30.43%      5.54%
              2007                  1.10%    2.65%     11.40     11.52    1,530,443    17,518,324      1.75%     2.42%      3.05%
              2006       6/12/06    1.30%    1.95%     11.20     11.25      361,772     4,058,043      2.94%    12.62%      0.30%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
              2010                  0.65%    2.80%      8.42     20.74      629,793     9,300,368     24.10%    26.80%      0.00%
              2009                  0.65%    2.80%      6.70     16.51      680,642     7,975,242     39.61%    42.66%      0.00%
              2008                  0.65%    2.80%      4.75     11.68      653,596     5,415,804    -43.89%   -43.21%      0.00%
              2007                  1.25%    2.50%      8.39     20.65      543,045     7,876,469      8.55%     9.86%      0.00%
              2006                  1.25%    2.45%      7.67     18.86      401,966     5,063,038      6.06%     7.34%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
              2010                  0.65%    2.80%      9.02      9.80    1,887,560    18,048,001      8.13%    10.47%      1.63%
              2009                  0.65%    2.80%      8.19      8.93    1,674,952    14,663,495     22.57%    25.23%      1.97%
              2008                  0.65%    2.80%      6.95      7.17    1,526,955    10,807,864    -38.63%   -37.83%      3.26%
              2007                  1.15%    2.45%     11.41     11.54    1,121,020    12,853,330      1.50%     2.21%      1.34%
              2006        6/7/06    1.25%    1.95%     11.25     11.29      298,033     3,357,415      3.32%    14.10%      0.00%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
              2010                  0.65%    2.80%     15.40     16.79    1,042,826    17,080,105     11.29%    13.71%      1.40%
              2009                  0.65%    2.80%     13.84     14.85    1,148,034    16,699,762     15.41%    17.90%     14.48%
              2008                  0.65%    2.80%     11.99     12.67    1,043,672    13,020,428      3.27%     4.99%      3.68%
              2007                  1.15%    2.80%     11.65     12.08      591,791     7,076,938      8.10%     9.62%      2.53%
              2006                  1.25%    2.65%     10.91     11.01      252,285     2,762,547     10.65%    11.31%      2.89%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
              2010                  1.25%    2.55%      9.59     15.75      388,040     5,102,032      4.70%     6.06%      1.36%
              2009                  1.25%    2.55%      9.16     14.90      445,634     5,522,806     27.80%    29.47%      3.19%
              2008                  1.25%    2.55%      7.17     11.55      522,721     5,040,454    -43.78%   -43.04%      1.82%
              2007                  1.25%    2.55%     12.80     20.35      588,977    10,005,432     -0.08%     1.08%      1.38%
              2006                  1.25%    2.40%     12.81     20.20      522,713     8,917,851     18.92%    20.30%      1.31%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
              2010                  0.65%    2.20%     13.13     13.39       64,486       857,331      9.08%    10.06%      1.30%
              2009       5/19/09    0.75%    1.65%     12.04     12.16        9,804       119,035      0.99%    21.16%      4.21%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
              2010                  1.40%    2.10%      4.19      4.86       36,269       177,636     13.60%    13.88%      0.78%
              2009                  1.40%    1.65%      3.69      4.27       44,985       179,686     19.10%    19.40%      0.62%
              2008                  1.40%    1.65%      3.10      3.57       53,514       181,176    -43.44%   -43.29%      0.00%
              2007                  1.40%    1.65%      5.47      6.30       67,058       405,234     10.18%    10.46%      0.00%
              2006       4/28/06    1.40%    1.65%      4.97      5.71      116,072       647,668     -1.38%    -1.22%      0.06%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
              2010                  1.40%    1.70%      9.47     13.11        6,814        69,484     13.27%    13.61%      0.54%
              2009                  1.25%    1.70%      8.36     11.56        9,168        86,254     18.69%    19.22%      0.28%
              2008                  1.25%    1.70%      7.04      9.73       10,047        80,198    -43.60%   -43.34%      0.00%
              2007                  1.25%    1.70%     12.48     17.23       10,820       153,703      9.85%    10.35%      0.00%
              2006       4/28/06    1.25%    1.70%     11.36     15.67       17,186       229,910     -1.59%    -1.29%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
              2010                  1.40%    1.65%      7.50      8.13       52,914       419,992      7.76%     8.03%      0.94%
              2009                  1.40%    2.15%      6.96     10.76       72,234       533,456     25.57%    26.51%      1.73%
              2008                  1.40%    2.15%      5.52      8.57       95,576       560,729    -31.63%   -31.11%      1.90%
              2007                  1.40%    2.15%      8.03      8.64      126,614     1,079,752      6.35%     6.61%      0.97%
              2006       4/28/06    1.40%    1.65%      7.55      8.10      177,097     1,414,490      7.96%     8.14%      0.52%
INVESCO V.I. CORE EQUITY SERIES II
              2010                  1.40%    1.60%     11.63     15.30          666         9,230      7.53%     7.74%      0.45%
              2009                  1.40%    1.60%     10.79     14.23        1,430        16,483     25.96%    26.21%      0.94%
              2008                  1.40%    1.60%      8.55     11.29        4,155        36,379    -31.44%   -31.30%      1.93%
              2007                  1.40%    1.60%     12.45     16.47        4,100        52,247      6.16%     6.38%      1.02%
              2006       4/28/06    1.40%    1.60%     11.70     15.52        3,781        45,400      7.83%     7.97%      0.54%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
              2010                  1.40%    1.40%    $12.72    $12.72        9,649    $  122,723     11.30%    11.30%      2.33%
              2009                  1.40%    1.40%     11.43     11.43       10,020       114,506     33.36%    33.36%      1.21%
              2008                  1.40%    1.65%      7.52      8.57       21,030       178,491    -41.36%   -41.21%      0.41%
              2007                  1.40%    1.65%     12.83     14.58       35,278       511,337     12.84%    13.12%      0.35%
              2006                  1.40%    1.65%     12.88     12.88       47,940       615,202     26.45%    26.45%      0.98%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
              2010                  1.40%    1.70%     18.95     22.94       10,304       219,863     10.71%    11.04%      1.81%
              2009                  1.40%    1.70%     17.11     20.70       10,720       205,627     32.63%    33.04%      1.41%
              2008                  1.40%    1.70%     12.90     15.59       11,997       171,182    -41.55%   -41.37%      0.40%
              2007                  1.35%    1.70%     22.07     26.65       16,233       396,637     12.52%    12.91%      0.37%
              2006                  1.35%    1.70%     19.62     23.66       17,638       382,627     25.72%    26.10%      1.02%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
              2010                  1.35%    1.70%     15.70     16.40       40,823       653,622      6.30%     6.67%      2.46%
              2009                  1.35%    1.70%     14.77     15.42       49,333       742,768     23.47%    23.90%      2.53%
              2008                  1.25%    1.70%     11.96     12.47       75,551       924,265    -17.48%   -17.10%      2.48%
              2007                  1.25%    1.70%     14.47     15.10       70,061     1,030,575      8.43%     8.92%      2.15%
              2006                  1.25%    1.70%     13.33     13.91       82,347     1,116,877      8.55%     9.04%      1.90%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
              2010                  1.25%    1.70%     17.92     22.99       31,864       663,530     23.41%    23.96%      0.00%
              2009                  1.25%    1.70%     14.52     18.61       46,217       765,293     42.01%    42.65%      0.00%
              2008                  1.25%    1.70%     10.22     13.09       51,127       592,797    -44.80%   -44.56%      0.06%
              2007                  1.25%    1.70%     18.52     23.69       60,422     1,261,161     19.69%    20.23%      0.07%
              2006                  1.25%    1.70%     15.48     19.77       62,813     1,093,216     11.40%    11.90%      0.00%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
              2010                  1.40%    1.60%     13.71     14.00        1,495        20,304     13.69%    13.86%      0.46%
              2009                  1.45%    1.60%     12.05     12.31        1,419        17,207     35.23%    35.43%      1.21%
              2008                  1.45%    1.60%      8.90      9.11        1,834        16,488    -45.69%   -45.60%      0.96%
              2007                  1.45%    1.60%     16.37     16.77        2,474        41,084      7.63%     7.79%      0.57%
              2006                  1.45%    1.60%     15.20     15.58        2,473        38,141     16.07%    16.23%      1.64%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
              2010      11/29/10    1.30%    1.90%     12.34     12.38       10,447       129,265      1.13%     5.76%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
              2010      11/23/10    1.30%    1.90%     12.73     12.77        5,921        75,551      1.82%     5.45%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
              2010      11/19/10    1.30%    1.90%     12.46     12.50       31,890       397,998      1.80%     6.38%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
              2010      11/22/10    1.30%    1.90%     12.14     12.18       30,537       371,435      0.85%     4.53%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
              2010      12/2/10     1.30%    1.90%     12.24     12.27       10,767       132,078      1.02%     1.95%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2010                  0.75%    2.80%     10.37     11.14      672,638     7,321,779     22.90%    25.44%      0.00%
              2009                  0.75%    2.80%      8.50      8.92      595,873     5,229,059     34.84%    37.28%      0.00%
              2008                  0.75%    2.55%      6.32      6.53      568,879     3,672,296    -40.67%   -39.89%      0.00%
              2007                  1.25%    2.55%     10.75     10.86      326,226     3,521,020      1.42%     2.08%      0.00%
              2006       6/22/06    1.30%    1.95%     10.60     10.64       15,481       164,253      0.79%    14.03%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
              2010       11/18/10   1.30%    2.60%     10.04     10.12      114,500     1,156,079     -2.28%     1.08%      0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
              2010                  0.65%    2.55%      9.17      9.82      182,917     1,759,064     15.68%    17.92%      0.00%
              2009                  0.65%    2.70%      7.95      8.31      108,531       886,634     31.27%    33.52%      0.07%
              2008                  0.75%    2.45%      6.05      6.17       90,952       558,156    -43.14%   -42.46%      0.00%
              2007       7/11/07    1.25%    2.45%     10.65     10.73       61,679       660,009     -0.91%     9.07%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
              2010                  0.90%    2.80%      7.02      7.52      730,226     5,337,719     14.42%    16.61%      0.00%
              2009                  0.90%    2.80%      6.17      6.40      647,497     4,093,020     33.96%    35.92%      0.00%
              2008                  1.15%    2.60%      4.65      4.71      489,716     2,289,889    -43.30%   -42.84%      1.35%
              2007        6/6/07    1.15%    1.95%      8.20      8.24      193,702     1,591,943    -16.26%    -4.06%      0.58%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
              2010                  1.30%    2.55%   $ 8.83    $ 9.19       87,323   $   790,627    21.50%     22.84%      0.00%
              2009                  1.30%    2.40%     7.37      7.46       58,275       431,485    22.01%     22.63%      0.36%
              2008                  1.40%    1.90%     6.06      6.09       56,185       340,393   -35.21%    -35.05%      0.26%
              2007       7/11/07    1.30%    1.65%     9.36      9.38       14,899       139,493    -7.59%     -2.38%      0.83%
LVIP CORE SERVICE CLASS
              2006                  1.30%    1.90%    11.45     11.52       21,327       244,225    11.75%     12.19%      0.74%
LVIP DELAWARE BOND STANDARD CLASS
              2010                  1.25%    2.65%    11.91     18.43      790,437    12,528,566     5.65%      7.14%      3.17%
              2009                  1.25%    2.65%    11.28     17.23      939,493    14,140,359    15.79%     17.42%      4.00%
              2008                  1.25%    2.65%     9.74     14.70    1,155,221    14,987,636    -5.46%     -4.13%      4.02%
              2007                  1.25%    2.65%    10.38     15.35    1,662,099    22,254,222     3.00%      4.14%      4.82%
              2006                  1.25%    2.35%    10.08     14.76    1,812,483    23,405,615     2.28%      3.41%      4.43%
LVIP DELAWARE BOND SERVICE CLASS
              2010                  0.65%    2.80%    11.62     13.36    3,666,301    46,866,116     5.13%      7.42%      2.95%
              2009                  0.65%    2.80%    11.18     12.53    3,621,392    43,880,347    15.50%     17.71%      4.59%
              2008                  0.65%    2.55%     9.68     10.72    3,005,756    31,297,680    -5.70%     -4.46%      4.60%
              2007                  1.25%    2.55%    10.29     11.23    2,689,617    29,591,599     2.63%      3.86%      4.88%
              2006                  1.25%    2.45%    10.02     10.82    2,432,417    25,953,247     1.92%      3.10%      4.52%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
              2010      11/23/10    1.30%    2.55%     9.98     10.06       79,582       798,262    -0.05%      0.03%      0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
              2010                  1.25%    2.45%    11.27     16.08       24,404       368,235     9.77%     11.09%      2.54%
              2009                  1.25%    2.45%    10.26     14.53       32,353       438,586    28.79%     30.35%      1.67%
              2008                  1.25%    2.45%     7.97     11.19       37,992       395,662   -34.84%    -34.05%      6.34%
              2007                  1.25%    2.45%    15.49     17.02       43,064       681,725     4.58%      5.05%      1.68%
              2006                  1.25%    1.70%    14.82     16.26       45,161       684,302    12.58%     13.09%      1.46%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
              2010                  1.25%    2.85%    10.87     14.88      264,021     3,524,951     9.05%     10.81%      2.47%
              2009                  1.25%    2.85%     9.96     13.44      283,186     3,425,915    27.96%     29.96%      1.47%
              2008                  1.30%    2.85%     7.87     10.35      294,315     2,777,935   -35.07%    -34.25%      7.85%
              2007                  1.30%    2.55%    12.36     15.74      182,399     2,741,873     4.12%      4.74%      1.57%
              2006                  1.30%    1.90%    11.86     15.04      122,353     1,794,675    12.19%     12.75%      2.11%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
              2010                  0.75%    2.55%     9.32     10.33      149,036     1,509,371     9.71%     11.70%      0.68%
              2009                  0.75%    2.55%     8.75      9.30      128,534     1,178,088    21.36%     22.63%      0.96%
              2008                  1.30%    2.35%     7.31      7.58       93,226       699,617   -37.49%    -36.82%      1.09%
              2007                  1.30%    2.35%    11.82     12.00       65,174       776,638     3.86%      4.49%      1.11%
              2006                  1.30%    1.90%    11.42     11.49       42,082       480,883    10.18%     10.64%      1.24%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
              2010                  1.25%    2.10%    14.07     16.93       52,379       815,938     9.69%     10.18%      0.59%
              2009                  1.25%    1.70%    12.83     15.41       62,558       887,698    27.81%     28.39%      0.70%
              2008                  1.25%    1.70%    10.04     12.05       66,181       737,175   -35.52%    -35.23%      0.84%
              2007                  1.25%    1.70%    15.57     18.67       79,036     1,366,209     1.23%      1.69%      0.84%
              2006                  1.25%    2.45%    15.38     18.42       86,556     1,467,851    10.42%     10.91%      0.88%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
              2010                  0.75%    2.55%     9.47     15.21      162,869     2,248,485     8.60%     10.35%      0.25%
              2009                  0.75%    2.45%     8.58     13.86      193,793     2,474,240    26.41%     28.57%      0.36%
              2008                  0.75%    2.45%     7.49     10.85      217,703     2,187,066   -36.23%    -35.45%      0.58%
              2007                  1.25%    2.45%    11.74     16.82      206,066     3,349,982     0.22%      1.38%      0.64%
              2006                  1.30%    2.45%    11.72     16.60      212,422     3,435,147     9.32%     10.58%      0.67%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
              2010                  1.25%    2.55%     9.19      9.43      141,879     1,310,134    27.66%     28.56%      0.39%
              2009                  1.25%    2.50%     7.21      7.33      166,672     1,208,196    27.54%     28.37%      0.93%
              2008                  1.25%    1.90%     5.65      5.71       63,135       358,094   -38.05%    -37.64%      1.06%
              2007       7/16/07    1.25%    1.90%     9.13      9.16       28,868       263,794    -9.30%      0.42%      0.69%
LVIP GLOBAL INCOME SERVICE CLASS
              2010                  0.75%    2.85%    11.27     11.66      655,511     7,511,475     6.40%      8.61%      3.82%
              2009       7/10/09    0.75%    2.80%    10.60     10.73      127,526     1,359,469    -2.16%      5.43%      2.66%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP GROWTH SERVICE CLASS
              2006        1/6/06    1.30%    1.90%   $11.23    $11.33        4,050   $    45,555     0.27%     12.75%      0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
              2006                  1.30%    1.90%    12.38     12.43       39,513       488,316     8.15%      8.47%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
              2010                  1.25%    1.70%    12.74     15.66        8,961       121,493     9.47%      9.96%      0.70%
              2009                  1.25%    1.70%    11.64     14.29       10,258       125,584    36.19%     36.80%      0.77%
              2008                  1.25%    1.70%     8.55     10.48       13,433       121,269   -41.82%    -41.56%      0.67%
              2007                  1.25%    1.70%    14.69     18.00       14,679       228,839    18.39%     18.92%      0.26%
              2006                  1.25%    1.70%    12.41     15.19       18,044       239,491     7.82%      8.31%      0.19%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
              2010                  1.15%    2.80%    10.76     14.38      131,778     1,721,907     8.01%      9.81%      0.54%
              2009                  1.15%    2.80%    10.37     13.17      117,578     1,450,153    35.57%     36.59%      0.89%
              2008                  1.15%    1.90%     7.59      9.66      103,965       953,011   -42.08%    -41.64%      0.56%
              2007                  1.15%    1.90%    13.42     16.59       64,821     1,023,651    17.85%     18.56%      0.08%
              2006                  1.30%    1.90%    13.83     14.00       27,853       380,140     7.56%      7.94%      0.00%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
              2010      11/19/10    1.30%    1.90%    10.78     10.83       12,833       138,587     0.54%      0.76%      1.01%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
              2010                  0.65%    2.70%     7.95      8.53      359,169     2,972,670     9.82%     11.98%      0.57%
              2009                  0.75%    2.70%     7.33      7.62      271,562     2,021,186    32.50%     34.50%      0.72%
              2008                  0.75%    2.25%     5.56      5.63      229,810     1,282,862   -50.03%    -49.63%      1.08%
              2007        6/8/07    1.10%    1.90%    11.13     11.18       81,977       913,932    -5.48%     22.98%      0.80%
LVIP MFS VALUE SERVICE CLASS
              2010                  0.65%    2.80%     8.04      8.69      942,376     7,930,493     8.24%     10.59%      1.19%
              2009                  0.65%    2.80%     7.50      7.86      597,763     4,580,700    17.75%     19.89%      1.44%
              2008                  0.65%    2.45%     6.42      6.51      370,870     2,393,206   -33.76%    -33.20%      1.26%
              2007       6/26/07    1.10%    1.95%     9.69      9.74      103,062     1,000,521    -3.80%      5.03%      0.91%
LVIP MID-CAP VALUE SERVICE CLASS
              2010                  0.75%    2.85%     8.19      8.77      349,617     2,979,731    20.18%     22.48%      0.01%
              2009                  0.90%    2.80%     6.97      7.11      268,417     1,882,270    39.34%     40.46%      0.31%
              2008                  1.15%    1.95%     5.00      5.06      219,819     1,103,680   -42.00%    -41.53%      0.11%
              2007        6/6/07    1.15%    1.95%     8.62      8.66      108,268       934,705   -13.49%      1.46%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
              2010                  1.25%    2.45%    11.16     20.35       91,896     1,789,661    -0.01%      1.19%      2.98%
              2009                  1.25%    2.45%    11.16     20.18      117,151     2,267,726    18.29%     19.73%      3.31%
              2008                  1.25%    2.45%     9.44     16.92      133,119     2,154,235   -38.19%    -37.44%      4.74%
              2007                  1.25%    2.45%    24.39     27.14      156,638     4,042,481     9.61%     10.10%      2.00%
              2006                  1.25%    1.70%    22.22     24.73      158,474     3,753,593    27.82%     28.39%      2.96%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
              2010                  0.75%    2.80%    10.55     18.25      477,244     7,448,268    -0.61%      0.94%      3.01%
              2009                  1.25%    2.80%    10.55     18.10      525,340     8,335,441    17.58%     19.42%      3.13%
              2008                  1.25%    2.80%     9.34     15.17      541,088     7,326,395   -38.37%    -37.60%      4.75%
              2007                  1.25%    2.50%    15.15     24.34      535,964    11,895,716     8.46%      9.83%      1.86%
              2006                  1.25%    2.50%    13.98     22.18      465,653     9,644,132    26.55%     28.01%      2.83%
LVIP MONEY MARKET STANDARD CLASS
              2010                  1.25%    2.45%    10.02     11.13      351,694     3,791,835    -2.39%     -1.20%      0.05%
              2009                  1.25%    2.45%    10.27     11.28      586,054     6,399,225    -2.13%     -0.94%      0.32%
              2008                  1.25%    2.45%    10.49     11.40      920,631    10,085,363    -0.13%      1.07%      2.22%
              2007                  1.25%    2.45%    10.51     11.30      567,676     6,288,607     2.41%      3.66%      4.85%
              2006                  1.25%    2.45%    10.20     10.92      635,790     6,753,083     2.44%      3.38%      4.57%
LVIP MONEY MARKET SERVICE CLASS
              2010                  0.75%    2.80%     9.72     10.60    1,453,345    14,882,422    -2.72%     -0.71%      0.04%
              2009                  0.75%    2.80%     9.99     10.73    1,649,506    17,180,141    -2.68%     -0.67%      0.09%
              2008                  0.75%    2.80%    10.34     10.85    2,317,934    24,490,806    -0.38%      0.82%      1.98%
              2007                  1.25%    2.45%    10.33     10.75    1,538,687    16,222,762     2.17%      3.35%      4.58%
              2006                  1.30%    2.45%    10.08     10.40    1,041,596    10,633,856     1.89%      3.07%      4.42%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA BOND INDEX SERVICE CLASS
              2010                  0.90%    2.85%     $10.83  $11.36    2,753,241   $30,602,415     2.79%      4.76%      2.14%
              2009                  0.90%    2.80%      10.58   10.79    1,344,495    14,412,752     1.64%      2.97%      2.16%
              2008        7/7/08    1.25%    2.55%      10.41   10.48      393,102     4,112,314     2.70%      6.05%      0.76%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
              2010       12/8/10    1.30%    1.30%      10.41   10.41        4,856        50,557     1.08%      1.08%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
              2010                  1.25%    2.80%       9.08    9.45      501,816     4,677,746     4.05%      5.67%      1.25%
              2009                  1.25%    2.80%       8.76    8.94      251,863     2,236,344    40.69%     42.53%      1.71%
              2008       7/16/08    1.25%    2.55%       6.23    6.27       90,944       569,302   -33.94%     20.38%      1.96%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
              2010                  0.90%    2.80%      13.73   14.41      511,545     7,217,769    23.93%     26.79%      1.17%
              2009                  0.90%    2.80%      11.12   11.34      342,441     3,859,425    84.71%     87.12%      1.53%
              2008       7/16/08    1.25%    2.55%       6.02    6.06       74,056       448,279   -39.37%     21.11%      1.23%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
              2010                  1.30%    2.20%      10.66   11.06      309,603     3,349,785     6.38%      7.08%      0.79%
              2009                  1.30%    1.95%      10.02   10.32      322,166     3,278,800    27.95%     28.78%      6.47%
              2008                  1.30%    1.95%       7.83    8.02      325,144     2,576,159   -41.77%    -41.38%      0.33%
              2007                  1.25%    1.95%      13.47   13.69      184,558     2,503,334     8.66%      9.37%      0.72%
              2006                  1.25%    1.90%      12.39   12.52      114,279     1,423,209    14.07%     14.81%      0.59%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
              2010                  0.90%    2.80%       8.18    8.59      817,811     6,865,472     3.83%      5.82%      1.49%
              2009                  0.90%    2.80%       7.91    8.07      375,412     3,010,040    24.32%     25.95%      1.82%
              2008        7/7/08    1.25%    2.55%       6.36    6.41      107,278       686,271   -33.64%     18.08%      1.41%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
              2010                  1.10%    2.80%      10.51   10.93    1,082,247    11,676,876    15.62%     17.42%      1.30%
              2009                  1.25%    2.80%       9.13    9.31      511,442     4,730,638    31.56%     33.28%      1.48%
              2008       7/16/08    1.25%    2.55%       6.94    6.99      165,085     1,150,990   -30.68%     11.67%      0.58%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
              2010       12/7/10    1.25%    1.65%      10.65   10.67       48,688       519,247     0.81%      1.34%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
              2010       12/6/10    1.30%    1.90%      10.54   10.57       84,035       886,695     0.91%      1.45%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
              2010      12/20/10    1.30%    1.55%      10.79   10.80       18,233       196,856     0.32%      1.01%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
              2010      11/24/10    1.30%    1.90%      10.84   10.86       78,770       854,596     1.02%      3.08%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
              2010                  1.40%    2.35%       9.48    9.99       48,434       463,460    12.06%     13.13%      2.00%
              2009                  1.40%    2.35%       8.53    8.83       18,571       161,394    23.43%     24.36%      0.61%
              2008                  1.40%    2.15%       7.10    7.10       32,633       230,929   -38.07%    -38.07%      4.78%
              2007       8/29/07    1.40%    1.40%      11.47   11.47       11,896       136,420     0.43%      0.43%      1.08%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
              2010                  0.90%    2.80%       8.81    9.94    1,808,456    17,453,770    11.29%     13.42%      1.07%
              2009                  0.90%    2.80%       8.28    8.79    1,133,198     9,790,077    22.61%     24.34%      1.33%
              2008                  1.15%    2.55%       6.91    7.06      761,531     5,327,198   -38.53%    -38.16%      5.05%
              2007       4/27/07    1.30%    1.90%      11.25   11.42      158,805     1,798,089    -2.95%      1.07%      1.52%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
              2010                  0.90%    2.85%       8.70    9.32      645,999     5,842,260    22.40%     24.74%      0.34%
              2009                  0.90%    2.80%       7.15    7.42      465,259     3,409,090    22.48%     24.27%      0.56%
              2008                  1.15%    2.60%       5.90    5.97      315,131     1,868,880   -35.38%    -34.89%      1.26%
              2007        6/6/07    1.15%    1.90%       9.13    9.17       57,359       524,655   -10.18%      1.20%      0.62%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
              2010                  1.25%    2.80%      13.09   13.61      243,536     3,270,464    23.92%     25.85%      1.91%
              2009                  1.25%    2.80%      10.60   10.81      134,130     1,440,616    47.48%     49.42%      1.98%
              2008       7/16/08    1.25%    2.55%       7.19    7.24       37,800       273,108   -32.73%     25.69%      0.76%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
              2010                  0.75%    2.80%   $ 8.73    $ 9.40      238,999   $ 2,168,082    13.22%     15.57%      0.00%
              2009                  0.75%    2.80%     7.90      8.14      172,515     1,366,963    40.04%     41.66%      0.00%
              2008                  0.75%    1.90%     5.64      5.69      118,843       672,060   -43.08%    -42.74%      0.00%
              2007        8/7/07    1.30%    1.90%     9.91      9.94        8,694        86,268    -4.44%      1.29%      0.19%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
              2010                  1.40%    2.35%    12.99     20.16        6,068       109,984    25.39%     26.58%      0.00%
              2009                  1.40%    2.35%    10.36     15.96        7,809       114,153    42.94%     44.31%      0.11%
              2008                  1.40%    2.35%     7.25     11.08        6,888        68,297   -44.11%    -43.57%      0.00%
              2007                  1.40%    2.35%    16.04     19.68        7,894       137,685    11.67%     12.01%      0.00%
              2006                  1.40%    1.70%    14.36     17.60        5,539        86,560     7.43%      7.76%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
              2010                  0.90%    2.80%    11.59     18.38      164,256     2,677,560    24.53%     26.91%      0.00%
              2009                  0.90%    2.80%     9.97     14.55      144,139     1,925,598    43.22%     44.37%      0.00%
              2008                  1.10%    1.90%     6.90     10.10       98,002       930,708   -44.00%    -43.54%      0.00%
              2007                  1.10%    1.90%    13.24     17.94       74,170     1,248,970    11.17%     11.84%      0.00%
              2006                  1.30%    1.90%    15.84     16.04       32,798       486,207     7.16%      7.52%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
              2010                  0.65%    2.80%     7.54      8.12      531,857     4,174,991     3.37%      5.51%      1.72%
              2009                  0.75%    2.80%     7.35      7.70      490,915     3,688,563    24.60%     26.85%      1.82%
              2008                  0.75%    2.50%     5.96      6.02      414,443     2,478,450   -39.07%    -38.70%      2.15%
              2007        6/5/07    1.30%    1.90%     9.78      9.81      225,785     2,210,571    -3.38%      3.58%      2.46%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
              2010                  1.15%    2.85%     9.50     10.08      150,691     1,480,721    23.43%     25.49%      0.00%
              2009                  1.15%    2.80%     7.80      8.03      135,348     1,065,818    45.19%     46.36%      0.00%
              2008                  1.15%    1.95%     5.37      5.49      128,783       697,056   -50.41%    -50.01%      0.00%
              2007        6/8/07    1.15%    1.95%    10.82     10.98       74,933       815,779    -1.77%     10.12%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
              2010                  0.75%    2.80%     9.30     10.14      127,314     1,255,952    14.39%     16.30%      0.72%
              2009                  1.15%    2.80%     8.14      8.73      153,112     1,307,180    20.01%     21.58%      0.96%
              2008                  1.15%    2.45%     6.88      7.19      157,959     1,117,134   -39.97%    -39.25%      1.64%
              2007                  1.25%    2.45%    11.54     11.83       99,520     1,163,327     1.83%      2.79%      1.28%
              2006                  1.25%    2.20%    11.39     11.51       50,474       576,465     8.90%      9.61%      1.41%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
              2010                  1.30%    2.55%    10.07     10.53       90,394       935,858     8.39%      9.75%      0.86%
              2009                  1.30%    2.55%     9.36      9.60       86,639       822,784    21.34%     22.49%      1.73%
              2008                  1.30%    2.25%     7.71      7.71       64,209       499,512   -25.79%    -25.79%      1.70%
              2007      10/17/07    2.25%    2.25%    10.40     10.40       28,852       299,939     0.06%      0.06%      0.32%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
              2010                  1.25%    2.55%     9.68     10.14       50,353       501,684     8.95%     10.36%      0.66%
              2009                  1.25%    2.55%     9.03      9.18       51,484       466,940    22.99%     23.73%      1.78%
              2008                  1.30%    1.90%     7.39      7.39       32,242       237,153   -28.19%    -28.19%      1.55%
              2007       6/26/07    1.55%    1.55%    10.29     10.29          865         8,896     1.76%      1.76%      0.33%
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
              2010                  1.30%    1.90%     9.69      9.90       42,279       414,905    10.15%     10.81%      0.56%
              2009                  1.30%    1.90%     8.80      8.94       53,848       477,964    25.25%     26.00%      1.46%
              2008                  1.30%    1.90%     7.09      7.09       50,346       356,008   -31.85%    -31.85%      0.81%
              2007      12/14/07    1.30%    1.30%    10.41     10.41          737         7,671     0.86%      0.86%      0.00%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
              2010                  1.65%    1.90%     9.17      9.25        8,284        76,452    11.25%     11.53%      0.40%
              2009                  1.60%    1.90%     8.24      8.31       15,520       128,587    28.17%     28.56%      1.27%
              2008                  1.60%    1.90%     6.46      6.46       17,041       109,942   -36.77%    -36.77%      0.11%
              2007      12/11/07    1.65%    1.65%    10.21     10.21          484         4,951    -0.69%     -0.69%      0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
              2010                  0.75%    2.85%    11.56     12.64    1,028,388    12,635,635     7.14%      8.86%      3.66%
              2009                  1.25%    2.85%    10.79     11.61      833,593     9,465,517    21.05%     23.00%      4.42%
              2008                  1.25%    2.85%     8.93      9.44      550,326     5,123,736   -20.90%    -19.66%      2.06%
              2007                  1.25%    2.80%    11.56     11.74      373,405     4,342,379     5.48%      6.12%      1.90%
              2006                  1.30%    1.90%    10.97     11.06      229,373     2,522,673     7.12%      7.66%      1.67%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
              2010                  0.75%    2.85%   $11.16    $12.54    3,194,946   $39,011,600     8.54%     10.68%      2.80%
              2009                  0.90%    2.85%    10.57     11.37    2,881,089    32,177,868    24.14%     26.27%      4.05%
              2008                  1.15%    2.85%     8.39      9.01    3,014,242    26,819,220   -28.87%    -27.65%      1.74%
              2007                  1.15%    2.85%    12.07     12.47    2,497,429    30,859,220     6.31%      7.65%      1.31%
              2006                  1.25%    2.50%    11.46     11.57    1,656,668    19,091,944     9.66%     10.32%      0.84%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
              2010                  0.75%    2.80%    10.37     12.01    1,687,929    19,727,783     9.33%     11.42%      2.83%
              2009                  0.90%    2.80%    10.08     10.80    1,332,778    14,124,608    25.16%     27.05%      4.24%
              2008                  1.30%    2.80%     8.05      8.50    1,371,009    11,503,260   -35.42%    -34.44%      0.79%
              2007                  1.25%    2.80%    12.57     12.98    1,154,194    14,836,003     6.84%      8.18%      1.52%
              2006                  1.25%    2.50%    11.88     11.99      701,596     8,377,196    11.71%     12.38%      0.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
              2010       5/21/10    0.75%    0.90%    15.83     15.88        2,264        35,937    14.45%     18.64%      0.36%
MFS VIT CORE EQUITY SERVICE CLASS
              2010                  1.40%    2.35%    10.72     15.99        6,602        91,399    14.15%     15.24%      0.91%
              2009                  1.40%    2.35%     9.39     13.90        7,687        91,487    29.17%     30.40%      1.31%
              2008                  1.40%    2.35%     7.27     10.68        8,254        76,056   -40.74%    -40.17%      0.42%
              2007                  1.25%    2.35%    12.27     17.89        9,937       155,994     8.30%      9.49%      0.10%
              2006                  1.25%    2.35%    12.56     16.40       12,844       181,962    11.59%     12.09%      0.17%
MFS VIT GROWTH INITIAL CLASS
              2010                  1.40%    1.40%     7.29      7.29       20,823       151,706    13.73%     13.73%      0.12%
              2009                  1.40%    2.15%     6.41     11.45       24,920       163,102    34.75%     35.76%      0.30%
              2008                  1.40%    2.15%     4.72      8.50       29,618       142,578   -38.75%    -38.29%      0.23%
              2007                  1.40%    2.15%     7.65      7.65       42,747       331,875    19.49%     19.49%      0.00%
              2006                  1.40%    1.40%     6.40      6.40       61,149       391,285     6.39%      6.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
              2010                  1.30%    2.55%     9.66     18.37       23,294       364,478    12.13%     13.54%      0.00%
              2009                  1.30%    2.55%    12.26     16.23       22,342       310,698    34.75%     35.48%      0.03%
              2008                  1.25%    1.90%     9.22     12.01       17,947       199,968   -38.60%    -38.32%      0.00%
              2007                  1.25%    1.70%     6.61     19.54       21,690       375,989    18.84%     19.38%      0.00%
              2006                  1.25%    1.70%     5.56     16.42       36,408       546,371     5.80%      6.17%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
              2010                  1.40%    1.40%    14.53     14.53       56,209       816,796     8.40%      8.40%      2.89%
              2009                  1.40%    2.15%     9.94     13.41       81,281     1,087,744    15.52%     16.39%      3.96%
              2008                  1.40%    2.15%     8.60     11.52      120,074     1,381,280   -23.79%    -23.22%      3.22%
              2007                  1.40%    2.35%    15.00     15.00      165,761     2,475,169     2.77%      2.77%      2.64%
              2006                  1.40%    1.40%    14.60     14.60      203,443     2,969,465    10.34%     10.34%      2.46%
MFS VIT TOTAL RETURN SERVICE CLASS
              2010                  0.65%    2.85%    10.14     14.10    1,198,487    15,470,557     6.55%      8.81%      2.53%
              2009                  0.75%    2.85%     9.39     13.04    1,267,316    15,292,357    14.42%     16.84%      3.18%
              2008                  0.75%    2.85%     8.33     11.25    1,166,594    12,218,673   -24.47%    -23.29%      2.86%
              2007                  1.25%    2.80%    11.13     14.72    1,244,701    17,178,371     1.42%      2.64%      2.24%
              2006                  1.25%    2.45%    10.98     14.39    1,024,207    13,943,010     8.92%     10.24%      1.99%
MFS VIT UTILITIES INITIAL CLASS
              2010                  1.40%    1.40%    18.08     18.08       32,317       584,237    12.23%     12.23%      3.18%
              2009                  1.40%    1.40%    16.11     16.11       38,609       621,943    31.37%     31.37%      5.40%
              2008                  1.40%    1.40%    12.26     12.26       53,498       656,021   -38.54%    -38.54%      1.61%
              2007                  1.40%    1.40%    19.95     19.95       71,980     1,436,071    26.12%     26.12%      0.96%
              2006                  1.40%    1.40%    15.82     15.82      114,177     1,806,179    29.44%     29.44%      2.01%
MFS VIT UTILITIES SERVICE CLASS
              2010                  0.75%    2.80%    11.99     32.20      557,635    11,092,347    10.49%     12.66%      3.02%
              2009                  0.75%    2.70%    11.66     28.82      593,173    10,612,729    29.46%     31.35%      4.56%
              2008                  1.15%    2.60%     8.88     22.04      634,382     8,758,111   -39.38%    -38.52%      1.30%
              2007                  1.15%    2.55%    17.60     36.01      540,313    12,897,539    24.85%     25.97%      0.73%
              2006                  1.25%    2.15%    14.03     28.69      405,976     7,935,472    28.50%     29.33%      1.78%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
NB AMT MID-CAP GROWTH I CLASS
              2010                  1.25%    2.55%   $12.83    $20.05     257,458     $4,293,649    25.85%     27.49%      0.00%
              2009                  1.25%    2.55%    10.16     15.78     312,161      4,113,976    28.29%     29.96%      0.00%
              2008                  1.25%    2.55%     8.21     12.19     388,501      3,961,626   -44.80%    -44.07%      0.00%
              2007                  1.25%    2.55%    14.91     21.87     426,933      7,875,625    19.56%     21.01%      0.00%
              2006                  1.25%    2.45%    12.49     18.14     437,587      6,801,153    12.03%     13.27%      0.00%
NB AMT REGENCY I CLASS
              2010                  1.25%    2.70%    10.63     19.71     302,631      4,932,486    23.01%     24.62%      0.69%
              2009                  1.25%    2.55%     8.61     15.87     384,586      5,109,230    42.87%     44.74%      1.78%
              2008                  1.25%    2.65%     6.31     11.00     443,184      4,097,055   -47.19%    -46.49%      1.19%
              2007                  1.25%    2.55%    11.97     20.64     484,103      8,453,793     0.75%      2.02%      0.43%
              2006                  1.25%    2.50%    11.89     20.30     500,622      8,887,907     8.47%      9.79%      0.42%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
              2010       5/21/10    0.75%    1.30%    17.45     17.65       3,824         67,373     1.60%     21.26%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
              2010                  0.65%    1.95%    15.21     15.46      55,655        851,447    21.91%     23.10%     15.39%
              2009        7/1/09    0.90%    1.90%    12.48     12.56      24,322        304,150    12.38%     22.53%      6.29%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
              2010                  1.40%    1.70%    11.34     13.44       7,408         87,254     0.74%      1.04%      1.97%
              2009                  1.35%    1.70%    11.25     13.33      10,108        123,536    23.88%     24.25%      0.00%
              2008                  1.40%    1.70%     9.08     10.75      11,152        105,401   -18.47%    -18.23%      0.00%
              2007                  1.40%    1.70%    11.14     13.17      13,837        159,491    -2.28%     -1.98%      0.89%
              2006                  1.40%    1.70%    11.40     13.46      15,830        189,090     1.06%      1.36%      0.35%
PUTNAM VT GROWTH & INCOME CLASS IB
              2010                  1.40%    1.70%    11.14     14.03       4,509         58,401    12.45%     12.79%      1.52%
              2009                  1.40%    1.70%     9.90     12.47       4,506         51,857    27.62%     28.00%      2.98%
              2008                  1.40%    1.70%     7.76      9.76       8,118         71,886   -39.74%    -39.55%      2.16%
              2007                  1.40%    1.70%    12.88     16.18       8,889        130,029    -7.62%     -7.34%      1.32%
              2006                  1.40%    1.70%    13.94     17.49       7,028        114,877    13.96%     14.30%      1.50%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $   416,105  $   700,219
ABVPSF Growth and Income Class B                                         689,307    1,032,759
ABVPSF International Value Class B                                     1,236,510    1,145,311
ABVPSF Large Cap Growth Class B                                           28,405      206,782
ABVPSF Small/Mid Cap Value Class B                                     3,829,795    2,959,479
American Century VP Inflation Protection Class II                      8,045,361    6,829,406
American Funds Global Growth Class 2                                   2,095,631    2,013,451
American Funds Global Small Capitalization Class 2                     4,169,874    4,368,623
American Funds Growth Class 2                                          7,803,091   13,170,937
American Funds Growth-Income Class 2                                   9,632,346   10,226,362
American Funds International Class 2                                   3,519,393    4,694,897
BlackRock Global Allocation V.I. Class III                            11,013,079      319,232
Delaware VIP Diversified Income Service Class                         18,562,014    5,604,309
Delaware VIP Emerging Markets Service Class                            3,666,018    3,363,717
Delaware VIP High Yield Standard Class                                   111,743      162,700
Delaware VIP High Yield Service Class                                  3,877,990    2,455,193
Delaware VIP Limited-Term Diversified Income Service Class            10,538,244    3,423,714
Delaware VIP REIT Standard Class                                          33,066      209,431
Delaware VIP REIT Service Class                                        3,893,213    4,295,259
Delaware VIP Small Cap Value Standard Class                               88,778      368,033
Delaware VIP Small Cap Value Service Class                             1,781,444    2,554,975
Delaware VIP Smid Cap Growth Standard Class                              450,406       25,153
Delaware VIP Smid Cap Growth Service Class                             6,035,343      329,533
Delaware VIP Trend Standard Class                                         46,436      604,274
Delaware VIP Trend Service Class                                       1,384,741    5,990,004
Delaware VIP U.S. Growth Service Class                                   597,405      381,445
Delaware VIP Value Standard Class                                          6,599      105,975
Delaware VIP Value Service Class                                         921,158    1,127,783
DWS VIP Alternative Asset Allocation Plus Class B                      3,741,361       95,191
DWS VIP Equity 500 Index Class A                                          91,604      948,785
DWS VIP Equity 500 Index Class B                                         207,963      830,463
DWS VIP Small Cap Index Class A                                           35,034      261,622
DWS VIP Small Cap Index Class B                                          222,258      575,096
Fidelity VIP Contrafund Service Class 2                                3,828,887    3,235,330
Fidelity VIP Equity-Income Initial Class                                  24,209      168,372
Fidelity VIP Equity-Income Service Class 2                                84,057      485,457
Fidelity VIP Growth Initial Class                                          1,026       52,156
Fidelity VIP Growth Service Class 2                                    1,068,098    1,033,415
Fidelity VIP Mid Cap Service Class 2                                   4,079,457    4,267,725
Fidelity VIP Overseas Initial Class                                        6,533       13,884
Fidelity VIP Overseas Service Class 2                                    419,075    1,081,953
FTVIPT Franklin Income Securities Class 2                              9,609,782    7,370,756
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                  529,953    1,262,024
FTVIPT Mutual Shares Securities Class 2                                3,273,845    1,393,007
FTVIPT Templeton Global Bond Securities Class 2                        2,893,139    4,474,470
FTVIPT Templeton Growth Securities Class 2                               183,921      921,722
Goldman Sachs VIT Large Cap Value Service Class                          691,881       25,002
Invesco V.I. Capital Appreciation Series I                                42,489       68,259
Invesco V.I. Capital Appreciation Series II                                  456       28,174
Invesco V.I. Core Equity Series I                                          7,272      155,733
Invesco V.I. Core Equity Series II                                         3,337       10,722
Invesco V.I. International Growth Series I                                 2,873        6,015
Invesco V.I. International Growth Series II                                4,760       11,308
Janus Aspen Series Balanced Service Class                                 20,137      143,057
Janus Aspen Series Enterprise Service Class                                3,667      258,423
Janus Aspen Series Worldwide Service Class                                 5,766        5,640
LVIP American Global Growth Service Class II                             126,405           21
LVIP American Global Small Capitalization Service Class II                73,373           20

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                                $   388,114  $       121
LVIP American Growth-Income Service Class II                             343,220           89
LVIP American International Service Class II                             118,002           --
LVIP Baron Growth Opportunities Service Class                          1,251,831      624,039
LVIP BlackRock Inflation Protected Bond Service Class                  1,182,100          745
LVIP Capital Growth Service Class                                        726,601      116,164
LVIP Cohen & Steers Global Real Estate Service Class                   1,335,848      835,116
LVIP Columbia Value Opportunities Service Class                          277,311       66,938
LVIP Delaware Bond Standard Class                                      1,399,467    3,527,526
LVIP Delaware Bond Service Class                                      20,589,549   19,075,800
LVIP Delaware Diversified Floating Rate Service Class                    801,779        1,995
LVIP Delaware Foundation Aggressive Allocation Standard Class              9,797      113,046
LVIP Delaware Foundation Aggressive Allocation Service Class             105,024      307,945
LVIP Delaware Growth and Income Service Class                            748,970      545,956
LVIP Delaware Social Awareness Standard Class                             29,940      184,762
LVIP Delaware Social Awareness Service Class                             100,043      552,668
LVIP Delaware Special Opportunities Service Class                      1,773,954    1,862,503
LVIP Global Income Service Class                                       6,630,068      641,203
LVIP Janus Capital Appreciation Standard Class                            28,622       79,783
LVIP Janus Capital Appreciation Service Class                            385,143      276,450
LVIP JPMorgan High Yield Service Class                                   138,253           33
LVIP MFS International Growth Service Class                              994,934      371,235
LVIP MFS Value Service Class                                           3,463,147      820,750
LVIP Mid-Cap Value Service Class                                         823,922      273,411
LVIP Mondrian International Value Standard Class                         152,783      575,560
LVIP Mondrian International Value Service Class                          880,057    1,648,168
LVIP Money Market Standard Class                                       1,889,067    4,148,483
LVIP Money Market Service Class                                       17,622,224   20,215,113
LVIP SSgA Bond Index Service Class                                    18,522,706    2,867,890
LVIP SSgA Conservative Structured Allocation Service Class                50,000           21
LVIP SSgA Developed International 150 Service Class                    2,589,708      463,053
LVIP SSgA Emerging Markets 100 Service Class                           4,068,325    1,918,235
LVIP SSgA Global Tactical Allocation Service Class                       411,170      579,686
LVIP SSgA International Index Service Class                            4,054,437      700,949
LVIP SSgA Large Cap 100 Service Class                                  6,743,938    1,239,163
LVIP SSgA Moderate Index Allocation Service Class                        540,384       26,357
LVIP SSgA Moderate Structured Allocation Service Class                   670,433          406
LVIP SSgA Moderately Aggressive Index Allocation Service Class           195,780           55
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      846,286          278
LVIP SSgA S&P 500 Index Standard Class                                   302,263       46,787
LVIP SSgA S&P 500 Index Service Class                                  7,831,412    2,161,352
LVIP SSgA Small-Cap Index Service Class                                2,141,359      839,120
LVIP SSgA Small-Mid Cap 200 Service Class                              1,643,229      393,273
LVIP T. Rowe Price Growth Stock Service Class                            833,602      341,621
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               30,200       65,240
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               451,352      294,787
LVIP Templeton Growth Service Class                                      768,218      471,419
LVIP Turner Mid-Cap Growth Service Class                                 291,939      177,532
LVIP Wells Fargo Intrinsic Value Service Class                           918,258    1,107,526
LVIP Wilshire 2010 Profile Service Class                                 123,154       97,877
LVIP Wilshire 2020 Profile Service Class                                   4,604       20,079
LVIP Wilshire 2030 Profile Service Class                                   2,287      111,566
LVIP Wilshire 2040 Profile Service Class                                  23,802       88,213
LVIP Wilshire Conservative Profile Service Class                       3,878,165    1,426,291
LVIP Wilshire Moderate Profile Service Class                           8,826,396    4,987,259
LVIP Wilshire Moderately Aggressive Profile Service Class              6,296,475    2,236,850
Lord Abbett Fundamental Equity Class VC                                   32,590        1,743
MFS VIT Core Equity Service Class                                            879       13,235
MFS VIT Growth Initial Class                                                 720       33,392
MFS VIT Growth Service Class                                              60,462       54,519
MFS VIT Total Return Initial Class                                        31,512      358,746

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                   $ 1,343,841  $ 2,178,134
MFS VIT Utilities Initial Class                                           21,160      111,120
MFS VIT Utilities Service Class                                        1,069,475    1,685,618
NB AMT Mid-Cap Growth I Class                                            189,122    1,043,839
NB AMT Regency I Class                                                    53,861    1,306,886
Oppenheimer Global Securities Service Class                               68,628       11,349
PIMCO VIT Commodity Real Return Advisor Class                            858,565      370,075
Putnam VT Global Health Care Class IB                                     22,198       96,617
Putnam VT Growth & Income Class IB                                           806          822

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    89,429  $18.99  $ 1,698,257    $ 1,442,307
ABVPSF Growth and Income Class B                                        428,189   17.01    7,283,502      8,670,293
ABVPSF International Value Class B                                      559,377   14.77    8,261,994     10,730,823
ABVPSF Large Cap Growth Class B                                          28,016   27.08      758,665        644,802
ABVPSF Small/Mid Cap Value Class B                                      533,473   16.87    8,999,689      7,643,072
American Century VP Inflation Protection Class II                     2,195,679   11.09   24,350,080     23,450,602
American Funds Global Growth Class 2                                    816,867   21.48   17,546,307     16,636,292
American Funds Global Small Capitalization Class 2                      772,522   21.35   16,493,338     14,991,871
American Funds Growth Class 2                                         1,716,189   54.34   93,257,705     91,144,834
American Funds Growth-Income Class 2                                  2,439,821   34.25   83,563,887     86,538,454
American Funds International Class 2                                  2,450,899   17.98   44,067,160     43,935,148
BlackRock Global Allocation V.I. Class III                              915,735   14.49   13,269,006     12,556,389
Delaware VIP Diversified Income Service Class                         3,957,604   11.22   44,404,319     41,015,009
Delaware VIP Emerging Markets Service Class                             795,055   22.13   17,594,572     14,820,194
Delaware VIP High Yield Standard Class                                  107,871    6.04      651,538        564,124
Delaware VIP High Yield Service Class                                 2,723,392    6.02   16,394,820     14,725,469
Delaware VIP Limited-Term Diversified Income Service Class            1,302,535   10.09   13,142,579     12,983,565
Delaware VIP REIT Standard Class                                         82,511    9.58      790,451      1,036,801
Delaware VIP REIT Service Class                                       1,079,537    9.58   10,341,968     12,517,962
Delaware VIP Small Cap Value Standard Class                              28,056   31.96      896,679        683,023
Delaware VIP Small Cap Value Service Class                              567,673   31.89   18,103,106     15,673,163
Delaware VIP Smid Cap Growth Standard Class                              21,852   22.22      485,553        426,771
Delaware VIP Smid Cap Growth Service Class                              296,754   21.65    6,424,734      5,736,885
Delaware VIP U.S. Growth Service Class                                  303,428    8.05    2,442,593      2,089,868
Delaware VIP Value Standard Class                                        11,194   16.49      184,590        175,962
Delaware VIP Value Service Class                                        461,610   16.47    7,602,719      8,266,133
DWS VIP Alternative Asset Allocation Plus Class B                       277,163   13.84    3,835,933      3,701,179
DWS VIP Equity 500 Index Class A                                        177,809   13.17    2,341,751      2,110,949
DWS VIP Equity 500 Index Class B                                        234,394   13.17    3,086,973      2,950,031
DWS VIP Small Cap Index Class A                                          47,732   12.41      592,350        600,713
DWS VIP Small Cap Index Class B                                         157,023   12.40    1,947,082      2,023,304
Fidelity VIP Contrafund Service Class 2                               1,713,602   23.49   40,252,502     43,623,495
Fidelity VIP Equity-Income Initial Class                                 31,018   19.02      589,968        681,392
Fidelity VIP Equity-Income Service Class 2                              108,983   18.75    2,043,434      2,344,221
Fidelity VIP Growth Initial Class                                         5,860   37.09      217,334        198,666
Fidelity VIP Growth Service Class 2                                      84,153   36.72    3,090,082      2,743,243
Fidelity VIP Mid Cap Service Class 2                                    693,332   32.13   22,276,765     19,523,353
Fidelity VIP Overseas Initial Class                                       6,031   16.77      101,133         92,877
Fidelity VIP Overseas Service Class 2                                   250,104   16.62    4,156,724      4,384,250
FTVIPT Franklin Income Securities Class 2                             1,742,016   14.82   25,816,671     26,044,832
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 432,012   21.53    9,301,210      8,121,129
FTVIPT Mutual Shares Securities Class 2                               1,131,318   15.95   18,044,525     19,396,781
FTVIPT Templeton Global Bond Securities Class 2                         876,392   19.49   17,080,880     14,667,414

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                              463,421  $11.01  $ 5,102,270    $ 6,051,303
Goldman Sachs VIT Large Cap Value Service Class                          83,242   10.23      851,564        785,275
Invesco V.I. Capital Appreciation Series I                                7,624   23.30      177,644        187,030
Invesco V.I. Capital Appreciation Series II                               3,032   22.92       69,487         78,779
Invesco V.I. Core Equity Series I                                        15,539   27.03      420,009        388,923
Invesco V.I. Core Equity Series II                                          344   26.82        9,230          8,570
Invesco V.I. International Growth Series I                                4,278   28.69      122,728         73,144
Invesco V.I. International Growth Series II                               7,756   28.35      219,872        156,774
Janus Aspen Series Balanced Service Class                                22,218   29.42      653,650        562,601
Janus Aspen Series Enterprise Service Class                              17,681   37.53      663,558        438,140
Janus Aspen Series Worldwide Service Class                                  681   29.80       20,305         17,641
LVIP American Global Growth Service Class II                             10,372   12.46      129,270        126,386
LVIP American Global Small Capitalization Service Class II                5,879   12.85       75,554         73,354
LVIP American Growth Service Class II                                    31,639   12.58      398,015        388,000
LVIP American Growth-Income Service Class II                             28,256   12.26      346,451        343,133
LVIP American International Service Class II                              9,662   12.36      119,376        118,002
LVIP Baron Growth Opportunities Service Class                           241,445   30.27    7,308,535      6,405,498
LVIP BlackRock Inflation Protected Bond Service Class                   114,152   10.13    1,156,131      1,181,328
LVIP Capital Growth Service Class                                        68,684   25.56    1,755,505      1,578,996
LVIP Cohen & Steers Global Real Estate Service Class                    717,268    7.44    5,332,887      4,721,693
LVIP Columbia Value Opportunities Service Class                          75,115   10.53      790,665        741,294
LVIP Delaware Bond Standard Class                                       914,874   13.70   12,529,193     11,828,267
LVIP Delaware Bond Service Class                                      3,416,415   13.70   46,794,640     45,493,110
LVIP Delaware Diversified Floating Rate Service Class                    79,149   10.09      798,300        799,782
LVIP Delaware Foundation Aggressive Allocation Standard Class            29,755   12.38      368,250        406,703
LVIP Delaware Foundation Aggressive Allocation Service Class            284,950   12.37    3,525,111      3,703,801
LVIP Delaware Growth and Income Service Class                            52,179   28.93    1,509,438      1,510,050
LVIP Delaware Social Awareness Standard Class                            26,689   30.57      815,972        736,816
LVIP Delaware Social Awareness Service Class                             73,669   30.52    2,248,592      2,133,504
LVIP Delaware Special Opportunities Service Class                        33,349   39.29    1,310,200      1,152,599
LVIP Global Income Service Class                                        647,091   11.59    7,499,141      7,367,499
LVIP Janus Capital Appreciation Standard Class                            5,650   21.50      121,498         93,357
LVIP Janus Capital Appreciation Service Class                            80,659   21.35    1,721,992      1,559,604
LVIP JPMorgan High Yield Service Class                                   13,365   10.37      138,593        138,220
LVIP MFS International Growth Service Class                             236,535   12.52    2,960,478      2,984,020
LVIP MFS Value Service Class                                            347,009   22.80    7,912,157      7,216,203
LVIP Mid-Cap Value Service Class                                        210,131   14.18    2,979,875      2,526,331
LVIP Mondrian International Value Standard Class                        115,863   15.45    1,789,738      1,958,904
LVIP Mondrian International Value Service Class                         482,392   15.44    7,448,614      8,246,945
LVIP Money Market Standard Class                                        379,205   10.00    3,792,053      3,792,053
LVIP Money Market Service Class                                       1,488,314   10.00   14,883,139     14,883,138
LVIP SSgA Bond Index Service Class                                    2,785,769   10.98   30,584,962     30,161,835
LVIP SSgA Conservative Structured Allocation Service Class                4,832   10.46       50,559         49,979
LVIP SSgA Developed International 150 Service Class                     546,892    8.55    4,678,116      4,108,337
LVIP SSgA Emerging Markets 100 Service Class                            517,056   13.96    7,218,618      5,669,390
LVIP SSgA Global Tactical Allocation Service Class                      324,764   10.32    3,349,939      3,683,686
LVIP SSgA International Index Service Class                             865,540    7.93    6,867,192      6,130,477
LVIP SSgA Large Cap 100 Service Class                                 1,129,548   10.34   11,679,523      9,866,282
LVIP SSgA Moderate Index Allocation Service Class                        48,421   10.72      519,266        514,171
LVIP SSgA Moderate Structured Allocation Service Class                   63,817   10.63      678,121        670,030
LVIP SSgA Moderately Aggressive Index Allocation Service Class           18,122   10.86      196,864        195,725
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      78,242   10.92      854,634        846,011
LVIP SSgA S&P 500 Index Standard Class                                   52,579    8.82      463,488        424,738
LVIP SSgA S&P 500 Index Service Class                                 1,980,138    8.82   17,464,819     15,407,914
LVIP SSgA Small-Cap Index Service Class                                 326,534   17.91    5,847,565      4,792,966
LVIP SSgA Small-Mid Cap 200 Service Class                               254,448   12.86    3,271,689      2,562,130
LVIP T. Rowe Price Growth Stock Service Class                           122,168   17.65    2,156,749      1,793,104
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               7,622   14.43      109,989         82,730
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              188,238   14.17    2,667,528      2,096,066
LVIP Templeton Growth Service Class                                     163,656   25.51    4,175,204      4,379,150
LVIP Turner Mid-Cap Growth Service Class                                132,474   11.18    1,480,791      1,318,051

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
LVIP Wells Fargo Intrinsic Value Service Class                          94,097   $13.35  $ 1,256,011    $ 1,304,081
LVIP Wilshire 2010 Profile Service Class                                88,652    10.56      935,903        865,255
LVIP Wilshire 2020 Profile Service Class                                49,081    10.22      501,708        441,565
LVIP Wilshire 2030 Profile Service Class                                40,847    10.16      414,923        394,099
LVIP Wilshire 2040 Profile Service Class                                 7,890     9.69       76,456         70,020
LVIP Wilshire Conservative Profile Service Class                     1,050,131    12.03   12,636,232     11,660,410
LVIP Wilshire Moderate Profile Service Class                         3,271,565    11.93   39,013,416     37,090,863
LVIP Wilshire Moderately Aggressive Profile Service Class            1,727,254    11.42   19,728,692     19,282,659
Lord Abbett Fundamental Equity Class VC                                  2,035    17.66       35,938         31,031
MFS VIT Core Equity Service Class                                        5,863    15.59       91,403         72,030
MFS VIT Growth Initial Class                                             6,145    24.69      151,712         99,671
MFS VIT Growth Service Class                                            15,018    24.27      364,494        269,070
MFS VIT Total Return Initial Class                                      43,657    18.71      816,827        805,929
MFS VIT Total Return Service Class                                     837,191    18.48   15,471,287     15,631,540
MFS VIT Utilities Initial Class                                         23,121    25.27      584,259        502,228
MFS VIT Utilities Service Class                                        444,634    24.95   11,093,620     10,820,794
NB AMT Mid-Cap Growth I Class                                          156,596    27.42    4,293,855      3,090,372
NB AMT Regency I Class                                                 321,140    15.36    4,932,709      4,571,011
Oppenheimer Global Securities Service Class                              2,243    30.04       67,375         57,688
PIMCO VIT Commodity Real Return Advisor Class                           93,983     9.06      851,486        791,317
Putnam VT Global Health Care Class IB                                    7,129    12.24       87,258         84,150
Putnam VT Growth & Income Class IB                                       3,599    16.23       58,404         74,302

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   41,886     (87,915)    (46,029)
ABVPSF Growth and Income Class B                                       103,649    (122,527)    (18,878)
ABVPSF International Value Class B                                     260,167    (251,918)      8,249
ABVPSF Large Cap Growth Class B                                          3,399     (28,272)    (24,873)
ABVPSF Small/Mid Cap Value Class B                                     281,779    (216,362)     65,417
American Century VP Inflation Protection Class II                    1,146,380  (1,039,334)    107,046
American Funds Global Growth Class 2                                   207,929    (193,838)     14,091
American Funds Global Small Capitalization Class 2                     297,035    (282,583)     14,452
American Funds Growth Class 2                                        1,168,806  (1,449,868)   (281,062)
American Funds Growth-Income Class 2                                 1,305,548  (1,281,743)     23,805
American Funds International Class 2                                   458,041    (502,338)    (44,297)
BlackRock Global Allocation V.I. Class III                           1,157,334    (217,448)    939,886
Delaware VIP Diversified Income Service Class                        1,715,128    (847,302)    867,826
Delaware VIP Emerging Markets Service Class                            332,076    (291,553)     40,523
Delaware VIP High Yield Standard Class                                   3,698      (9,270)     (5,572)
Delaware VIP High Yield Service Class                                  276,844    (226,839)     50,005
Delaware VIP Limited-Term Diversified Income Service Class           1,342,297    (735,441)    606,856
Delaware VIP REIT Standard Class                                           501      (8,816)     (8,315)
Delaware VIP REIT Service Class                                        286,287    (311,930)    (25,643)
Delaware VIP Small Cap Value Standard Class                              3,605     (16,136)    (12,531)
Delaware VIP Small Cap Value Service Class                             231,345    (223,919)      7,426
Delaware VIP Smid Cap Growth Standard Class                             43,132      (2,075)     41,057
Delaware VIP Smid Cap Growth Service Class                             442,660     (28,606)    414,054
Delaware VIP Trend Standard Class                                        3,309     (59,575)    (56,266)
Delaware VIP Trend Service Class                                       105,563    (450,283)   (344,720)
Delaware VIP U.S. Growth Service Class                                  85,848     (53,702)     32,146
Delaware VIP Value Standard Class                                           74      (9,024)     (8,950)
Delaware VIP Value Service Class                                        97,400    (113,578)    (16,178)
DWS VIP Alternative Asset Allocation Plus Class B                      331,758     (32,662)    299,096
DWS VIP Equity 500 Index Class A                                         6,940    (103,115)    (96,175)
DWS VIP Equity 500 Index Class B                                        18,504     (73,263)    (54,759)

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
DWS VIP Small Cap Index Class A                                          2,000     (14,507)    (12,507)
DWS VIP Small Cap Index Class B                                         18,775     (44,699)    (25,924)
Fidelity VIP Contrafund Service Class 2                                574,702    (466,190)    108,512
Fidelity VIP Equity-Income Initial Class                                 1,453     (14,915)    (13,462)
Fidelity VIP Equity-Income Service Class 2                               5,330     (37,527)    (32,197)
Fidelity VIP Growth Initial Class                                           --      (7,095)     (7,095)
Fidelity VIP Growth Service Class 2                                    135,465    (124,284)     11,181
Fidelity VIP Mid Cap Service Class 2                                   539,629    (536,964)      2,665
Fidelity VIP Overseas Initial Class                                        521      (1,381)       (860)
Fidelity VIP Overseas Service Class 2                                   42,955     (78,504)    (35,549)
FTVIPT Franklin Income Securities Class 2                              872,316    (780,295)     92,021
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 83,180    (134,029)    (50,849)
FTVIPT Mutual Shares Securities Class 2                                511,291    (298,683)    212,608
FTVIPT Templeton Global Bond Securities Class 2                        209,488    (314,696)   (105,208)
FTVIPT Templeton Growth Securities Class 2                              17,063     (74,657)    (57,594)
Goldman Sachs VIT Large Cap Value Service Class                         64,338      (9,656)     54,682
Invesco V.I. Capital Appreciation Series I                              12,241     (20,957)     (8,716)
Invesco V.I. Capital Appreciation Series II                                  3      (2,357)     (2,354)
Invesco V.I. Core Equity Series I                                          459     (19,779)    (19,320)
Invesco V.I. Core Equity Series II                                         280      (1,044)       (764)
Invesco V.I. International Growth Series I                                  27        (398)       (371)
Invesco V.I. International Growth Series II                                 69        (485)       (416)
Janus Aspen Series Balanced Service Class                                  892      (9,402)     (8,510)
Janus Aspen Series Enterprise Service Class                                258     (14,611)    (14,353)
Janus Aspen Series Worldwide Service Class                                 548        (472)         76
LVIP American Global Growth Service Class II                            10,447          --      10,447
LVIP American Global Small Capitalization Service Class II               5,921          --       5,921
LVIP American Growth Service Class II                                   31,890          --      31,890
LVIP American Growth-Income Service Class II                            30,537          --      30,537
LVIP American International Service Class II                            10,767          --      10,767
LVIP Baron Growth Opportunities Service Class                          206,889    (130,124)     76,765
LVIP BlackRock Inflation Protected Bond Service Class                  114,627        (127)    114,500
LVIP Capital Growth Service Class                                      107,263     (32,877)     74,386
LVIP Cohen & Steers Global Real Estate Service Class                   283,890    (201,161)     82,729
LVIP Columbia Value Opportunities Service Class                         45,621     (16,573)     29,048
LVIP Delaware Bond Standard Class                                       69,049    (218,105)   (149,056)
LVIP Delaware Bond Service Class                                     2,187,806  (2,142,897)     44,909
LVIP Delaware Diversified Floating Rate Service Class                   79,775        (193)     79,582
LVIP Delaware Foundation Aggressive Allocation Standard Class               42      (7,991)     (7,949)
LVIP Delaware Foundation Aggressive Allocation Service Class             4,390     (23,555)    (19,165)
LVIP Delaware Growth and Income Service Class                           83,715     (63,213)     20,502
LVIP Delaware Social Awareness Standard Class                            2,965     (13,144)    (10,179)
LVIP Delaware Social Awareness Service Class                            16,763     (47,687)    (30,924)
LVIP Delaware Special Opportunities Service Class                      235,196    (259,989)    (24,793)
LVIP Global Income Service Class                                       727,911    (199,926)    527,985
LVIP Janus Capital Appreciation Standard Class                           2,132      (3,429)     (1,297)
LVIP Janus Capital Appreciation Service Class                           49,133     (34,933)     14,200
LVIP JPMorgan High Yield Service Class                                  12,833          --      12,833
LVIP MFS International Growth Service Class                            170,338     (82,731)     87,607
LVIP MFS Value Service Class                                           556,080    (211,467)    344,613
LVIP Mid-Cap Value Service Class                                       144,508     (63,308)     81,200
LVIP Mondrian International Value Standard Class                         6,032     (31,287)    (25,255)
LVIP Mondrian International Value Service Class                         81,942    (130,038)    (48,096)
LVIP Money Market Standard Class                                       168,808    (403,168)   (234,360)
LVIP Money Market Service Class                                      2,052,644  (2,248,805)   (196,161)
LVIP SSgA Bond Index Service Class                                   2,308,993    (900,247)  1,408,746
LVIP SSgA Conservative Structured Allocation Service Class               4,856          --       4,856
LVIP SSgA Developed International 150 Service Class                    407,477    (157,524)    249,953
LVIP SSgA Emerging Markets 100 Service Class                           439,421    (270,317)    169,104
LVIP SSgA Global Tactical Allocation Service Class                      56,200     (68,763)    (12,563)
LVIP SSgA International Index Service Class                            745,792    (303,393)    442,399
LVIP SSgA Large Cap 100 Service Class                                  899,855    (329,050)    570,805

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation Service Class                       51,140      (2,452)     48,688
LVIP SSgA Moderate Structured Allocation Service Class                  84,035          --      84,035
LVIP SSgA Moderately Aggressive Index Allocation Service Class          18,233          --      18,233
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     78,770          --      78,770
LVIP SSgA S&P 500 Index Standard Class                                  67,278     (37,415)     29,863
LVIP SSgA S&P 500 Index Service Class                                1,345,112    (669,854)    675,258
LVIP SSgA Small-Cap Index Service Class                                433,004    (252,264)    180,740
LVIP SSgA Small-Mid Cap 200 Service Class                              197,654     (88,248)    109,406
LVIP T. Rowe Price Growth Stock Service Class                          130,093     (63,609)     66,484
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              1,918      (3,659)     (1,741)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              53,900     (33,783)     20,117
LVIP Templeton Growth Service Class                                    125,695     (84,753)     40,942
LVIP Turner Mid-Cap Growth Service Class                                44,283     (28,940)     15,343
LVIP Wells Fargo Intrinsic Value Service Class                         104,708    (130,506)    (25,798)
LVIP Wilshire 2010 Profile Service Class                                19,736     (15,981)      3,755
LVIP Wilshire 2020 Profile Service Class                                   905      (2,036)     (1,131)
LVIP Wilshire 2030 Profile Service Class                                    --     (11,569)    (11,569)
LVIP Wilshire 2040 Profile Service Class                                 2,981     (10,217)     (7,236)
LVIP Wilshire Conservative Profile Service Class                       370,299    (175,504)    194,795
LVIP Wilshire Moderate Profile Service Class                         1,035,440    (721,583)    313,857
LVIP Wilshire Moderately Aggressive Profile Service Class              622,269    (267,118)    355,151
Lord Abbett Fundamental Equity Class VC                                  2,376        (112)      2,264
MFS VIT Core Equity Service Class                                           10      (1,095)     (1,085)
MFS VIT Growth Initial Class                                                94      (4,191)     (4,097)
MFS VIT Growth Service Class                                             4,803      (3,851)        952
MFS VIT Total Return Initial Class                                         427     (25,499)    (25,072)
MFS VIT Total Return Service Class                                     145,359    (214,188)    (68,829)
MFS VIT Utilities Initial Class                                            242      (6,534)     (6,292)
MFS VIT Utilities Service Class                                         84,403    (119,941)    (35,538)
NB AMT Mid-Cap Growth I Class                                           17,217     (71,920)    (54,703)
NB AMT Regency I Class                                                   5,279     (87,234)    (81,955)
Oppenheimer Global Securities Service Class                              4,535        (711)      3,824
PIMCO VIT Commodity Real Return Advisor Class                           69,058     (37,725)     31,333
Putnam VT Global Health Care Class IB                                    1,817      (4,517)     (2,700)
Putnam VT Growth & Income Class IB                                           3          --           3

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                               1,680     (10,209)     (8,529)
Invesco V.I. Capital Appreciation Series II                                 --        (879)       (879)
Invesco V.I. Core Equity Series I                                        3,246     (26,588)    (23,342)
Invesco V.I. Core Equity Series II                                         167      (2,892)     (2,725)
Invesco V.I. International Growth Series I                                  32     (11,042)    (11,010)
Invesco V.I. International Growth Series II                                206      (1,483)     (1,277)
ABVPSF Global Thematic Growth Class B                                   58,472    (106,755)    (48,283)
ABVPSF Growth and Income Class B                                        70,570    (152,142)    (81,572)
ABVPSF International Value Class B                                     249,802    (287,760)    (37,958)
ABVPSF Large Cap Growth Class B                                          3,449     (30,033)    (26,584)
ABVPSF Small/Mid Cap Value Class B                                     167,670     (70,210)     97,460
American Century VP Inflation Protection Class II                    1,226,751    (831,062)    395,689
American Funds Global Growth Class 2                                   194,094    (188,844)      5,250
American Funds Global Small Capitalization Class 2                     250,788    (152,193)     98,595
American Funds Growth Class 2                                          967,377  (1,309,515)   (342,138)
American Funds Growth-Income Class 2                                   763,798  (1,286,362)   (522,564)
American Funds International Class 2                                   339,180    (472,669)   (133,489)
BlackRock Global Allocation V.I. Class III                             188,927     (22,126)    166,801
Delaware VIP Diversified Income Service Class                          872,611    (411,888)    460,723
Delaware VIP Emerging Markets Service Class                            196,909    (241,691)    (44,782)
Delaware VIP High Yield Standard Class                                   3,293     (20,344)    (17,051)
Delaware VIP High Yield Service Class                                  365,552    (272,561)     92,991

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Service Class             552,504    (208,072)    344,432
Delaware VIP REIT Standard Class                                         1,690      (7,694)     (6,004)
Delaware VIP REIT Service Class                                        109,827    (170,147)    (60,320)
Delaware VIP Small Cap Value Standard Class                              1,238     (11,569)    (10,331)
Delaware VIP Small Cap Value Service Class                             126,071    (169,118)    (43,047)
Delaware VIP Trend Standard Class                                        3,321     (17,069)    (13,748)
Delaware VIP Trend Service Class                                        40,960     (73,860)    (32,900)
Delaware VIP U.S. Growth Service Class                                  34,830     (39,550)     (4,720)
Delaware VIP Value Standard Class                                        8,670     (17,694)     (9,024)
Delaware VIP Value Service Class                                       115,194    (150,325)    (35,131)
DWS VIP Alternative Asset Allocation Plus Class B                        6,562      (2,234)      4,328
DWS VIP Equity 500 Index Class A                                         6,158     (76,542)    (70,384)
DWS VIP Equity 500 Index Class B                                        21,616     (72,390)    (50,774)
DWS VIP Small Cap Index Class A                                            826     (12,391)    (11,565)
DWS VIP Small Cap Index Class B                                          9,907     (39,076)    (29,169)
Fidelity VIP Contrafund Service Class 2                                403,711    (422,495)    (18,784)
Fidelity VIP Equity-Income Initial Class                                 1,927     (20,519)    (18,592)
Fidelity VIP Equity-Income Service Class 2                              18,387     (55,281)    (36,894)
Fidelity VIP Growth Initial Class                                          660      (4,076)     (3,416)
Fidelity VIP Growth Service Class 2                                     44,917     (83,460)    (38,543)
Fidelity VIP Mid Cap Service Class 2                                   405,925    (305,205)    100,720
Fidelity VIP Overseas Initial Class                                         62      (5,028)     (4,966)
Fidelity VIP Overseas Service Class 2                                   34,722     (64,839)    (30,117)
FTVIPT Franklin Income Securities Class 2                              560,608    (487,338)     73,270
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                123,715     (96,669)     27,046
FTVIPT Mutual Shares Securities Class 2                                367,319    (219,322)    147,997
FTVIPT Templeton Global Bond Securities Class 2                        453,209    (348,847)    104,362
FTVIPT Templeton Growth Securities Class 2                              22,657     (99,744)    (77,087)
Goldman Sachs VIT Large Cap Value Service Class                         10,750        (946)      9,804
Janus Aspen Series Balanced Service Class                                3,886     (30,104)    (26,218)
Janus Aspen Series Enterprise Service Class                                800      (5,710)     (4,910)
Janus Aspen Series Worldwide Service Class                                  35        (450)       (415)
LVIP Baron Growth Opportunities Service Class                          147,490    (120,496)     26,994
LVIP Capital Growth Service Class                                       48,931     (31,352)     17,579
LVIP Cohen & Steers Global Real Estate Service Class                   299,656    (141,875)    157,781
LVIP Columbia Value Opportunities Service Class                         23,125     (21,035)      2,090
LVIP Delaware Bond Standard Class                                       64,866    (280,594)   (215,728)
LVIP Delaware Bond Service Class                                     1,280,799    (665,163)    615,636
LVIP Delaware Foundation Aggressive Allocation Standard Class              347      (5,986)     (5,639)
LVIP Delaware Foundation Aggressive Allocation Service Class            33,711     (44,840)    (11,129)
LVIP Delaware Growth and Income Service Class                           48,343     (13,035)     35,308
LVIP Delaware Social Awareness Standard Class                            1,863      (5,486)     (3,623)
LVIP Delaware Social Awareness Service Class                            13,528     (37,438)    (23,910)
LVIP Delaware Special Opportunities Service Class                      133,423     (29,886)    103,537
LVIP Global Income Service Class                                       163,631     (36,105)    127,526
LVIP Janus Capital Appreciation Standard Class                           5,136      (8,311)     (3,175)
LVIP Janus Capital Appreciation Service Class                           41,167     (27,554)     13,613
LVIP MFS International Growth Service Class                             98,027     (56,275)     41,752
LVIP MFS Value Service Class                                           337,013    (110,120)    226,893
LVIP Mid-Cap Value Service Class                                        94,044     (45,446)     48,598
LVIP Mondrian International Value Standard Class                         7,518     (23,486)    (15,968)
LVIP Mondrian International Value Service Class                         84,062     (99,810)    (15,748)
LVIP Money Market Standard Class                                       324,348    (658,925)   (334,577)
LVIP Money Market Service Class                                      1,225,237  (1,893,665)   (668,428)
LVIP SSgA Bond Index Service Class                                   1,260,544    (309,151)    951,393
LVIP SSgA Developed International 150 Service Class                    257,968     (97,049)    160,919
LVIP SSgA Emerging Markets 100 Service Class                           358,083     (89,698)    268,385
LVIP SSgA International Index Service Class                            372,558    (104,424)    268,134
LVIP SSgA Large Cap 100 Service Class                                  483,727    (137,370)    346,357
LVIP SSgA S&P 500 Index Standard Class                                  25,882     (39,944)    (14,062)
LVIP SSgA S&P 500 Index Service Class                                  736,690    (365,023)    371,667
LVIP SSgA Small-Cap Index Service Class                                298,782    (148,654)    150,128

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Mid Cap 200 Service Class                              138,566     (42,236)     96,330
LVIP T. Rowe Price Growth Stock Service Class                           89,912     (36,240)     53,672
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              3,265      (2,344)        921
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              70,286     (24,149)     46,137
LVIP Templeton Growth Service Class                                    140,383     (63,911)     76,472
LVIP Turner Mid-Cap Growth Service Class                                50,482     (43,917)      6,565
LVIP Wells Fargo Intrinsic Value Service Class                          44,130     (48,977)     (4,847)
LVIP Wilshire 2010 Profile Service Class                                32,176      (9,746)     22,430
LVIP Wilshire 2020 Profile Service Class                                30,916     (11,674)     19,242
LVIP Wilshire 2030 Profile Service Class                                11,450      (7,948)      3,502
LVIP Wilshire 2040 Profile Service Class                                    --      (1,521)     (1,521)
LVIP SSgA Global Tactical Allocation Service Class                      36,473     (39,451)     (2,978)
LVIP Wilshire Conservative Profile Service Class                       427,899    (144,632)    283,267
LVIP Wilshire Moderate Profile Service Class                           528,710    (661,863)   (133,153)
LVIP Wilshire Moderately Aggressive Profile Service Class              271,101    (309,332)    (38,231)
MFS VIT Core Equity Service Class                                           71        (638)       (567)
MFS VIT Growth Initial Class                                             1,442      (6,140)     (4,698)
MFS VIT Growth Service Class                                             7,792      (3,397)      4,395
MFS VIT Total Return Initial Class                                       1,131     (39,924)    (38,793)
MFS VIT Total Return Service Class                                     328,354    (227,632)    100,722
MFS VIT Utilities Initial Class                                          3,115     (18,004)    (14,889)
MFS VIT Utilities Service Class                                        134,205    (175,414)    (41,209)
NB AMT Mid-Cap Growth I Class                                           17,079     (93,419)    (76,340)
NB AMT Regency I Class                                                  26,050     (84,648)    (58,598)
PIMCO VIT Commodity Real Return Advisor Class                           25,019        (697)     24,322
Putnam VT Global Health Care Class IB                                    3,929      (4,973)     (1,044)
Putnam VT Growth & Income Class IB                                          --      (3,612)     (3,612)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011